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                                                                    Exhibit 2.19


                           MITEL NETWORKS CORPORATION

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                             SUBSCRIPTION AGREEMENT

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                               September 21, 2006
































Portions of this document marked with "***" are subject to a pending Confidential Treatment Request filed with the Secretary of the Securities and Exchange Commission and have been filed separately with the Securities and Exchange Commission.

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                             SUBSCRIPTION AGREEMENT

      THIS AGREEMENT is made September 21, 2006,

BETWEEN:

      MITEL NETWORKS CORPORATION, a corporation governed by the laws of Canada (the "CORPORATION")

                                     - and -

      THE PERSONS LISTED ON SCHEDULE A (collectively, the "INVESTORS")

RECITAL

The Corporation wishes to issue and sell Common Share Purchase Warrants ("WARRANTS") to purchase common shares in the capital of the Corporation ("COMMON SHARES") to the Investors, for an aggregate consideration of $40 million, and the Investors wish to purchase Warrants, on the terms set out in this Agreement.

THE PARTIES agree as follows:

                                    ARTICLE 1
                         DEFINITIONS AND INTERPRETATION

1.1   DEFINITIONS

Whenever used in this Agreement, the following words and terms have the following meanings:

      "1933 ACT" means the United States Securities Act of 1933, as amended.

      "1934 ACT" means the United States Securities Exchange Act of 1934, as amended.

      "2006 EQUITY COMPENSATION PLAN" means the Corporation's equity compensation plan approved by the shareholders on September 7, 2006.

      "AFFILIATE" of a Person means any Person that would be deemed to be an "affiliated entity" of such first mentioned Person under National Instrument 45-106 promulgated under the Securities Act (Ontario) as it exists on the date of this Agreement.

      "AFFILIATED GROUP" includes any combined, consolidated, or unitary group, as defined under any applicable United States, Canadian, state, provincial, local, or foreign income tax law.

      "AGREEMENT" means this Subscription Agreement, including all schedules and all amendments or restatements, and references to "Article" or "Section" mean the specified Article or Section of this Agreement.

      "ARM'S LENGTH" has the meaning ascribed to such term for the purposes of the Income Tax Act (Canada).

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                                     - 2 -

      "ARTICLES OF INCORPORATION" means the Corporation's Articles of Incorporation, as amended and as in effect on the date hereof.

      "BENEFICIAL OWNER" has the meaning given to it in Rule 13d-3 of the 1934 Act.

      "BUSINESS" means the business currently carried on or proposed to be carried on by the Corporation.

      "BUSINESS DAY" means a day, other than a Saturday or Sunday, on which the principal commercial banks located in Ottawa are open for business during normal banking hours.

      "BYLAWS" means the Corporation's Bylaws, as amended and as in effect on the date hereof.

      "CANADIAN SECURITIES LAWS" means securities legislation and regulations of, and the instruments, policies, rules, orders, codes, notices and published interpretation notes of, the securities regulatory authorities of the provinces and territories of Canada.

      "CLAIM" means any act, omission or state of facts, and any Legal Proceeding, assessment, judgment, settlement or compromise relating thereto, which may give rise to a right to indemnification under Article 6.

      "CLAIM NOTICE" has the meaning given to it in Section 6.3(a).

      "CLOSING" means the First Tranche Closing, Second Tranche Closing, Third Tranche Closing or Fourth Tranche Closing , as applicable.

      "CLOSING DATE" means the First Tranche Closing Date, Second Tranche Closing Date, Third Tranche Closing Date or Fourth Tranche Closing Date as applicable.

      "CODE" means the United States Internal Revenue Code of 1986, as amended.

      "COLLECTIVE AGREEMENT" means any collective agreement, letter of understanding, letter of intent or other written communication with any labour union or employee association that governs the terms and conditions of employment of any employees of the Corporation or any Subsidiary, including the collective agreements listed in Section 3.22 of the Disclosure Schedule;

      "COMMON SHARES" means common shares in the capital of the Corporation.

      "CONTRACT" means any written, oral, implied or other agreement, contract, understanding, arrangement, instrument, note, guarantee, indemnity, representation, warranty, deed, assignment, power of attorney, certificate, commitment, option, covenant, assurance or undertaking of any nature. For the purposes of any disclosure required under Section 3.23, the term "Contracts" shall not include any Contracts as between the Corporation and its Subsidiaries.

      "DISCLOSURE SCHEDULE" means the Disclosure Schedule set out in Schedule C.

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                                     - 3 -

      "EMPLOYEE PLANS" means all plans, arrangements, agreements, programs, policies, practices or undertakings, whether or not in writing, with respect to some or all of the current or former directors, officers, employees, independent contractors, agents or other service providers of the Corporation or any of the Subsidiaries which provide for or relate to:

      (a) bonus, profit sharing or deferred profit sharing, performance compensation, deferred or incentive compensation, share compensation, share purchase or share option purchase, share appreciation rights, phantom stock, employee loans, or any compensation in addition to salary,

      (b) retirement or retirement savings, including, without limitation, registered or unregistered pension plans, pensions, supplemental pensions, registered retirement savings plans and retirement compensation arrangements, or

      (c) insured or self-insured benefits for or relating to income continuation or other benefits during absence from work (including short term disability, long term disability and workers compensation), vacation, sick pay, hospitalization, health, welfare, legal costs or expenses, medical or dental treatments or expenses, life insurance, accident, death or survivor's benefits, supplementary employment insurance, day care, tuition or professional commitments or expenses or similar employment benefits.

      "ENCUMBRANCE" means any mortgage, hypothec, lien, charge, pledge, security interest, right of set-off, or other type of encumbrance whether fixed or floating, on any asset or assets, whether real, personal or mixed, tangible or intangible, or pledge or hypothecation of any such assets or any conditional sales agreement or any other title retention agreement relating to any such assets, option, right of pre-emption, privilege, or any obligation to assign, license or sub-license any asset including the Business IP (as defined in Section 1.2), or any action, claim, right to salvage, execution or demand of any nature whatsoever, howsoever created or arising, or any Contract to create any of the foregoing.

      "ENVIRONMENTAL LAWS" means, collectively, any and all federal, provincial, state, local or foreign statutes, regulations, ordinances, orders, and decrees relating to public health and safety, or the environment.

      "ERISA" means the United States Employment Retirement Income Security Act of 1974, as amended.

      "ERISA AFFILIATE" means any entity that, together with the Corporation, would be treated as a single employer under section 414 of the Code.

      "FINANCIAL STATEMENTS" means the audited consolidated financial statements of the Corporation and its subsidiaries for the 2006 fiscal year, ended April 30, 2006.

      "FIRST TRANCHE" has the meaning given to it in Section 2.1(d).

      "FIRST TRANCHE CLOSING" has the meaning given to it in Section 2.2(a).

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                                     - 4 -

      "FIRST TRANCHE CLOSING DATE" has the meaning given to it in Section
      2.2(a).

      "FOURTH TRANCHE" has the meaning given to it in Section 2.1(d).

      "FOURTH TRANCHE CLOSING" has the meaning given to it in Section 2.2(b).

      "FOURTH TRANCHE CLOSING DATE" has the meaning given to it in Section
      2.2(b).

      "GAAP" means United States generally accepted accounting principles.

      "GOVERNMENTAL AUTHORITY" means any government, regulatory authority, governmental department, agency, commission, bureau, official, minister, Crown corporation, court, board, tribunal, governmental or administrative dispute settlement panel or body or other law, rule or regulation-making entity:

      (a) having or purporting to have jurisdiction on behalf of any nation, province, territory, state or other geographic or political subdivision thereof; or

      (b) exercising, or entitled or purporting to exercise any administrative, executive, judicial, legislative, policy, regulatory or taxing authority or power.

      "HAZARDOUS SUBSTANCE" means any pollutant, contaminant, toxic substance, methane gas, oil, or hazardous materials or other chemicals or substances regulated by any Environmental Laws.

      "INDEBTEDNESS" means:

      (a) all indebtedness for borrowed money, whether current or long-term, or secured or unsecured,

      (b) all indebtedness for the deferred purchase price of property or services represented by a note or security agreement,

      (c) all indebtedness created or arising under any conditional sale or other title retention agreement (even though the rights and remedies of the seller or lender under such agreement in the event of default may be limited to repossession or sale of such property),

      (d) all indebtedness secured by a purchase money security interest or other Lien to secure all or part of the purchase price of property subject to such interest or Lien,

      (e) all obligations under leases that have been or must be, in accordance with generally accepted accounting principles, recorded as capital leases in respect of which the Corporation or any Subsidiary is liable as lessee,

      (f) any liability in respect of banker's acceptances or letters of credit, and

      (g) all indebtedness of any Person that is directly or indirectly guaranteed by the Corporation or any Subsidiary or that the Corporation or any Subsidiary has

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            agreed (contingently or otherwise) to purchase or otherwise acquire or in respect of which it has otherwise assured a creditor against loss.

      "INDEMNITEE" has the meaning given to it in Section 6.2.

      "INSIDERS" has the meaning ascribed thereto in the Securities Act
      (Ontario).

      "INSOLVENT" means (i) the present fair saleable value of the Corporation's assets is less than the amount required to pay the Corporation's total Indebtedness, (ii) the Corporation is unable to pay its debts and liabilities as such debts and liabilities become absolute and matured,
      (iii) the Corporation intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature or (iv) the Corporation has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.

      "INTELLECTUAL PROPERTY RIGHTS" means trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights.

      "INVESTOR" means the persons listed on Schedule A, as amended from time to time by the execution of a counterpart signature page in the form attached as Schedule E.

      "IPO WARRANTS" has the meaning given to it in the Warrants.

      "IPO WARRANT SHARES" means the Common Shares issued or issuable upon the exercise of the IPO Warrants.

      "LAWS" means applicable laws (including common law), statutes, codes, by-laws, rules, regulations, orders, ordinances, protocols, codes, guidelines, treaties, policies, notices, directions, decrees, judgments, awards or requirements, in each case of any Governmental Authority.

      "LEASED REAL PROPERTY" means real property which the Corporation or a Subsidiary has a right to use or occupy pursuant to a lease, including those set forth and described in Section 3.17(a) of the Disclosure Schedule.

      "LEGAL PROCEEDING" means any litigation, action, suit, investigation, inquiry, hearing, claim, complaint, grievance, arbitration proceeding, mediation, alternative dispute resolution procedure or other proceeding (court, administrative, regulatory or otherwise), and includes any appeal or review of and any application for same.

      "LIENS" means any and all liens, claims, mortgages, hypothecs, security interests, charges, Encumbrances, and restrictions on transfer of any kind, except, in the case of references to securities, any of the same arising under applicable corporate or securities laws solely by reason of the fact that such securities were issued pursuant to exemptions from registration or prospectus requirements under such securities laws or otherwise arising pursuant to the Shareholders Agreement or Registration Rights Agreement.

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      "LOCK-UP AGREEMENT" has the meaning given to it in Section 2.3.

      "LOSS" means any and all loss, liability, damage, cost, expense, charge, fine, penalty or assessment (including consequential damages, but excluding loss of profits or revenue), resulting from or arising out of any Claim, including the costs and expenses of any Legal Proceeding in relation to any such Claim, and any assessment, judgment, settlement or compromise relating thereto and all interest, punitive damages, fines and penalties and reasonable legal fees and expenses incurred in connection therewith.

      "MATERIAL ADVERSE EFFECT" means, with reference to the Corporation or any of the Subsidiaries, a material adverse effect on the condition (financial or otherwise), operations, business, assets, or prospects of the Corporation and the Subsidiaries taken as a whole, the Corporation's ability to consummate the transactions hereby contemplated, or the value of the Warrants or the Warrant Shares, other than any Material Adverse Effect resulting from industry-wide conditions affecting the industry in which the Corporation or any of the Subsidiaries carry on business or conditions affecting the economy in general.

      "MATERIAL SUBSIDIARY" means each of Mitel Networks Limited, Mitel Networks, Inc., Mitel Networks International Limited and Mitel Networks Overseas Limited.

      "NOTES" means an aggregate principal amount of notes of $55,000,000 sold by the Corporation to certain buyers pursuant to a Securities Purchase Agreement dated April 27, 2005.

      "OWNED REAL PROPERTY" means the real and immoveable property owned by the Corporation or any Subsidiary, as described in Section 3.17(a) of the Disclosure Schedule, and includes all plants, buildings, structures, erections, improvements, appurtenances and fixtures situate thereon or forming part thereof.

      "PARTIES" means the Corporation and the Investors.

      "PERMIT" means any permit, license, approval, authorization, certificate, directive, order, variance, registration, right, privilege, concession or franchise issued, granted, conferred or otherwise created by any Governmental Authority.

      "PERSON" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

      "REAL PROPERTY" means the Leased Real Property and the Owned Real
      Property.

      "REGISTRATION RIGHTS AGREEMENT" means the registration rights agreement dated April 23, 2004 among the Corporation, the Investors and certain other shareholders of the Corporation.

      "SECOND TRANCHE" has the meaning given to it in Section 2.1(d).

      "SECOND TRANCHE CLOSING" has the meaning given to it in Section 2.2(b).

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      "SECOND TRANCHE CLOSING DATE" has the meaning given to it in Section
      2.2(b).

      "SECURITIES" means the Warrants, the Warrant Shares, the IPO Warrants and the IPO Warrant Shares.

      "SECURITIES PURCHASE AGREEMENT" means the agreement dated April 27, 2005, under which the Notes were purchased by certain buyers from the Corporation.

      "SERIES A SHARES" means Class A Convertible Preferred Shares, Series 1 of the Corporation.

      "SERIES B SHARES" means Class B Convertible Preferred Shares, Series 1 of the Corporation.

      "SHAREHOLDER AGREEMENT" means the shareholder agreement dated April 23, 2004 between the Corporation, the Investors and certain other shareholders of the Corporation.

      "STOCK OPTION PLAN" means the stock option plan of the Corporation enacted on March 6, 2001, as amended on May 8, 2001, August 3, 2001, June 18, 2002, September 6, 2002, June 13, 2003, July 15, 2004, March 17, 2005 and
      September 9, 2005.

      "SUBSIDIARIES" means: (a) any corporation 50% or more of whose outstanding voting shares are owned, directly or indirectly, by the Corporation or by one or more of its Subsidiaries, or by the Corporation and by one or more of its Subsidiaries, and includes each of the companies identified in the Disclosure Schedule as a Subsidiary; (b) any general partnership 50% or more of whose outstanding partnership interests shall at the time be owned by the Corporation, or by one or more of its Subsidiaries, or by the Corporation and one or more of its Subsidiaries; and (c) any limited partnership of which the Corporation or any of its Subsidiaries is a general partner, and "Subsidiary" means any one of them.

      "TAX" or "TAXES" means all taxes, assessments, duties, fees, levies, or other charges imposed by any Governmental Authority, including, without limitation, all federal, provincial, state, local, foreign and other income, corporation, franchise, profits, capital gains, estimated, sales, use, transfer, registration, value added, excise, natural resources, severance, stamp, occupation, premium, environmental, customs, duties, imposts, real property, personal property, capital stock, unemployment, disability, payroll, license, employee, deficiency assessments, withholding and other taxes, assessments, charges, duties, fees, levies or other charges of any kind whatsoever imposed by any Governmental Authority (whether payable directly or by withholding and whether or not requiring the filing of a Tax Return) including any interest, penalties, or additions to tax in respect of the foregoing and shall include any liability for such amounts as a result either of being a member of a combined, consolidated, unitary or Affiliated Group or of a contractual obligation to indemnify any person or other entity.

      "TAX RETURN" means any return, declaration, report, claim for refund, information return, or other document (including any related or supporting estimates, elections, schedules, statements, or information) filed or required to be filed in connection with the

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      determination, assessment, or collection of any Tax or the administration of any laws, regulations, or administrative requirements relating to any Tax.

      "THIRD PARTY CLAIM" has the meaning given to it in Section 6.3(c).

      "THIRD TRANCHE" has the meaning given to it in Section 2.1(d).

      "THIRD TRANCHE CLOSING" has the meaning given to it in Section 2.2(b).

      "THIRD TRANCHE CLOSING DATE" has the meaning given to it in Section
      2.2(b).

      "TRANSACTION DOCUMENTS" means all of the agreements, instruments, certificates and other documents executed and delivered by or on behalf of the Corporation at the Closing or otherwise in connection with this Agreement and the transactions contemplated in this Agreement, including the Shareholder Agreement, the Registration Rights Agreement and the Warrants.

      "U.S. EMPLOYEE PLANS" means each "employee benefit plan", as such term is defined in section 3(3) of ERISA, that is maintained or contributed to by the Corporation or any ERISA Affiliate to the extent that any such plan benefits U.S. employees.

      "WARRANTS" has the meaning given to it in Section 2.1.

      "WARRANT SHARES" means the Common Shares issued or issuable upon the exercise of the Warrants.

1.2   INTELLECTUAL PROPERTY DEFINITIONS

Whenever used in this Agreement, the following words and terms shall have the meanings set out below:

      "BUSINESS IP", "LICENSED IP" and "OWNED IP" shall have the respective meanings set forth in Section 3.25 hereof;

      "COMMERCIAL SOFTWARE LICENSES" means "SHRINK-WRAP", "WEB-WRAP", "CLICK-WRAP" or other similar generic licenses for commercially available software available to the public through retail dealers, and which are not, individually or in the aggregate, material to the Business;

      "EMPLOYEE IP AGREEMENT" means the agreements entered into and to be entered into by employees and consultants of the Corporation or the Subsidiaries in favour of the Corporation or a Subsidiary, as the case may be, relating to proprietary information and assignment of inventions;

      "INTELLECTUAL PROPERTY" or "IP" means any or all of the following and all intellectual property and other rights in, arising out of or associated with:

      (a) all patents and utility models and applications therefor (whether registered or not) and all provisionals, re-issuances, continuations, continuations-in-part, divisions, revisions, supplementary protection certificates, extensions, and re-examinations

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            thereof and all equivalent or similar rights anywhere in the world in inventions and discoveries including invention disclosures ("PATENTS"),

      (b) all registered trade-marks, service marks, trade names, trade dress, logos, business, corporate and product names and slogans and registrations and applications for registration thereof ("TRADE-MARKS");

      (c) all copyrights in copyrightable works, and all other rights of authorship, worldwide, and all applications, registrations and renewals in connection therewith ("COPYRIGHTS"),

      (d) all integrated circuit topographies, integrated circuit topography registrations and applications therefor, and any equivalent or similar rights in semiconductor topographies, layouts, architectures or maskworks ("IC TOPOGRAPHIES"),

      (e) all industrial design registration and applications therefor, and any equivalent or similar rights in any features of shape, configuration, pattern or ornament and combination of those features ("INDUSTRIAL DESIGNS"), and

      (f) all Internet or world wide web addresses, domain names and sites and applications and registrations therefor ("DOMAIN NAMES");

      "REGISTERED IP" means all Canadian, United States, international and foreign: (i) Patents, including applications therefor; (ii) registered Trade-marks, applications to register Trade-marks, including intent-to-use applications, or other registrations or applications related to Trade-marks and Domain Name registrations; (iii) Copyrights registrations and applications to register Copyrights; (iv) IC Topography registrations and applications to register IC Topographies; (v) Industrial Design registrations and applications to register Industrial Designs; and (vi) any other Technology that is the subject of an application, certificate, filing, registration or other document issued by, filed with, or recorded by, any federal, state, provincial or foreign government or other public or private legal authority at any time; and

      "TECHNOLOGY" means any or all of the following: (i) works of authorship including, without limitation, computer programs, source code and executable code, whether embodied in software, firmware or otherwise, documentation, designs, methods, techniques, processes, files, industrial models, schematics, specifications, net lists, build lists, records and data; (ii) inventions (whether or not patentable), improvements and enhancements; (iii) proprietary and confidential business and technical information, including manufacturing processes, technical data, trade secrets, ideas, research and development and know how; (iv) databases, data compilations and collections and technical data; and (v) all documentation related to the foregoing, including without limitation installation manuals, operator's manuals, system manuals, user manuals, conversion and other materials, printout specifications, system test data and error message listings.

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1.3   CERTAIN RULES OF INTERPRETATION

In this Agreement:

      (a) CURRENCY - Unless otherwise specified, all references to money amounts are to the lawful currency of the United States.

      (b) GOVERNING LAW - This Agreement is a contract made under, governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable in the Province of Ontario.

      (c) HEADINGS - Headings of Articles and Sections are inserted for convenience of reference only and do not affect the construction or interpretation of this Agreement.

      (d) INCLUDING - Where the word "including" or "includes" is used in this Agreement, it means "including (or includes) without limitation".

      (e) NUMBER AND GENDER - Unless the context requires otherwise, words importing the singular include the plural and vice versa and words importing gender include all genders.

      (f) SEVERABILITY - If, in any jurisdiction, any provision of this Agreement or its application to any Party or circumstance is restricted, prohibited or unenforceable, such provision is, as to that jurisdiction, ineffective only to the extent of such restriction, prohibition or unenforceability without invalidating the remaining provisions of this Agreement, affecting the validity or enforceability of such provision in any other jurisdiction or affecting its application to other Parties or circumstances.

      (g) STATUTORY REFERENCES - A reference to a statute includes all regulations made pursuant to the statute and, unless otherwise specified, the provisions of any statute or regulation that amends, supplements or supersedes the statute or the regulation.

1.4   KNOWLEDGE

Any reference to the knowledge of the Corporation means the actual knowledge, information and belief of the Corporation so long as it can demonstrate that it has reviewed all relevant records and made due enquiries regarding the relevant matter of all relevant directors, officers and employees of the Corporation. If it cannot so demonstrate, any reference to the knowledge of the Corporation means the actual and constructive knowledge that the Corporation would have had after reviewing such records and making such enquiries.

1.5   ENTIRE AGREEMENT

This Agreement and the Transaction Documents constitute the entire agreement between the Parties and set out all the covenants, promises, warranties, representations, conditions, understandings and agreements between the Parties concerning the subject matter of this

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                                     - 11 -

Agreement and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, including those contained in a term sheet dated September 13, 2006 between the Corporation and the Investors. There are no covenants, promises, warranties, representations, conditions, understandings or other agreements, oral or written, express, implied or collateral between the Parties in connection with the subject matter of this Agreement except as specifically set forth in the Transaction Documents.

                                    ARTICLE 2
                         SHARE SUBSCRIPTION AND PURCHASE

2.1   SUBSCRIPTION AND PURCHASE OF SHARES

      (a) The Corporation will issue and sell to each Investor, and each Investor will purchase from the Corporation, the number of Warrants as set out in Schedule A set opposite such Investor's name in Schedule A, as amended from time to time by the execution of a counterpart signature page in the form attached as Schedule E, for a purchase price of U.S.$1,000 per Warrant, up to an aggregate of $40 million.

      (b) Dr. Terence H. Matthews, Wesley Clover Corporation or his other Affiliates (collectively, "MATTHEWS") will subscribe for a minimum of $15 million of Warrants.

      (c) Investors, other than Matthews, may subscribe for, in aggregate, up to $25 million of Warrants.

      (d) The sale of Warrants contemplated hereby shall take place in four separate tranches (the "FIRST TRANCHE", the "SECOND TRANCHE", the "THIRD TRANCHE" and the "FOURTH TRANCHE", respectively and each "TRANCHE".)

      (e) At the closing of each Tranche, each Investor shall purchase up to the number of Warrants indicated opposite the name of such Investor in respect of such Tranche in Part II of Schedule A, as amended from time to time by the execution of a counterpart signature page in the form attached as Schedule E.

2.2   CLOSING

      (a) The closing of the First Tranche (the "FIRST TRANCHE CLOSING") will take place at the offices of the Corporation's legal counsel on the date of this Agreement or such other place or time determined by the Corporation and the Investors (the actual date on which the First Tranche takes place is the "FIRST TRANCHE CLOSING DATE").

      (b) Subject to Section 2.2(e), the closing of the Second Tranche (the "SECOND TRANCHE CLOSING"), the Third Tranche (the "THIRD TRANCHE CLOSING") and the Fourth Tranche (the "FOURTH TRANCHE CLOSING") will take place at the offices of the Corporation's legal counsel on a date determined by the Corporation and the Investors (the "SECOND TRANCHE CLOSING DATE", the "THIRD TRANCHE CLOSING DATE" and the "FOURTH TRANCHE CLOSING DATE", respectively).

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                                     - 12 -

      (c) The Fourth Tranche Closing will occur no later than 120 days following the First Tranche Closing.

2.3   FIRST TRANCHE CLOSING DELIVERIES

At the First Tranche Closing:

      (a) the Investors will pay to the Corporation, by certified cheque or wire transfer of immediately available funds, the aggregate purchase price for the Warrants set out in Part I of Schedule A;

      (b) the Corporation will issue the Warrants set out in Part I of Schedule A to the Investors;

      (c) if requested, the Investors will enter into lock-up agreements with Morgan Stanley & Co. Incorporated and RBC Capital Markets Corporation with respect to the Warrant Shares and IPO Warrant Shares (the "LOCK-UP AGREEMENT"); and

      (d) the Corporation will deliver to the Investors purchasing Warrants in the First Tranche each of the following documents, together with other standard documents in a transaction of this nature:

            (i) a certificate of compliance issued by Industry Canada dated on or about the First Tranche Closing Date, with respect to the legal existence and good standing of the Corporation under the laws of Canada;

            (ii) a certificate of an authorized senior officer of the Corporation, dated as of the First Tranche Closing Date, certifying:

                  (A) an attached copy of the Corporation's Articles of Incorporation;

                  (B)   an attached copy of the Corporation's Bylaws; and

                  (C) an attached copy of the resolutions of the Corporation's board of directors with respect to the transactions contemplated by this Agreement or otherwise to be effected at the First Tranche Closing; and

            (iii) a written legal opinion of counsel to the Corporation dated the First Tranche Closing Date in a form acceptable to the Investors.

2.4   SECOND TRANCHE CLOSING DELIVERIES

At the Second Tranche Closing:

      (a) the Investors will pay to the Corporation, by certified cheque or wire transfer of immediately available funds, the aggregate purchase price for the Warrants set out in Part II of Schedule A;

      (b) the Corporation will issue the Warrants set out in Part II of Schedule A to the Investors;

      (c)   if requested, the Investors will enter into Lock-up Agreements; and

      (d) the Corporation will deliver to the Investors purchasing Warrants in the Second Tranche each of the following documents, together with other standard documents in a transaction of this nature:

            (i) a certificate of compliance issued by Industry Canada dated on or about the Second Tranche Closing Date, with respect to the legal existence and good standing of the Corporation under the laws of Canada;

            (ii) a certificate of an authorized senior officer of the Corporation, dated as of the Second Tranche Closing Date, certifying:

                  (A) an attached copy of the Corporation's Articles of Incorporation;

                  (B)   an attached copy of the Corporation's Bylaws; and

                  (C) an attached copy of the resolutions of the Corporation's board of directors with respect to the transactions contemplated by this Agreement or otherwise to be effected at the Second Tranche Closing; and

            (iii) a written legal opinion of counsel to the Corporation dated the Second Tranche Closing Date in a form acceptable to the Investors.

2.5   THIRD TRANCHE CLOSING DELIVERIES

At the Third Tranche Closing:

      (a) the Investors will pay to the Corporation, by certified cheque or wire transfer of immediately available funds, the aggregate purchase price for the Warrants set out in Part II of Schedule A;

      (b) the Corporation will issue the Warrants set out in Part II of Schedule A to the Investors;

      (c)   if requested, the Investors will enter into Lock-up Agreements; and

      (d) the Corporation will deliver to the Investors purchasing Warrants in the Third Tranche each of the following documents, together with other standard documents in a transaction of this nature:

            (i) a certificate of compliance issued by Industry Canada dated on or about the Third Tranche Closing Date, with respect to the legal existence and good standing of the Corporation under the laws of Canada;

            (ii) a certificate of an authorized senior officer of the Corporation, dated as of the Third Tranche Closing Date, certifying:

                  (A) an attached copy of the Corporation's Articles of Incorporation;

                  (B)   an attached copy of the Corporation's Bylaws; and

                  (C) an attached copy of the resolutions of the Corporation's board of directors with respect to the transactions contemplated by this Agreement or otherwise to be effected at the Third Tranche Closing; and

            (iii) a written legal opinion of counsel to the Corporation dated the Third Tranche Closing Date in a form acceptable to the Investors.

2.6   FOURTH TRANCHE CLOSING DELIVERIES

At the Fourth Tranche Closing:

      (a) the Investors will pay to the Corporation, by certified cheque or wire transfer of immediately available funds, the aggregate purchase price for the Warrants set out in Part II of Schedule A;

      (b) the Corporation will issue the Warrants set out in Part II of Schedule A to the Investors;

      (c)   if requested, the Investors will enter into Lock-up Agreements; and

      (d) the Corporation will deliver to the Investors purchasing Warrants in the Fourth Tranche each of the following documents, together with other standard documents in a transaction of this nature:

            (i) a certificate of compliance issued by Industry Canada dated on or about the Fourth Tranche Closing Date, with respect to the legal existence and good standing of the Corporation under the laws of Canada;

            (ii) a certificate of an authorized senior officer of the Corporation, dated as of the Fourth Tranche Closing Date, certifying:

                  (A) an attached copy of the Corporation's Articles of Incorporation;

                  (B)   an attached copy of the Corporation's Bylaws; and

                  (C) an attached copy of the resolutions of the Corporation's board of directors with respect to the transactions contemplated by this Agreement or otherwise to be effected at the Fourth Tranche Closing; and

            (iii) a written legal opinion of counsel to the Corporation dated the Fourth Tranche Closing Date in a form acceptable to the Investors.

2.7   SUBSEQUENT OFFERING

The Investors will have the right, in their discretion, to exchange their investment in Warrants for an equivalent monetary investment in any form of security which may be issued by the Corporation by way of private placement within 120 days of the First Tranche Closing Date.

2.8   REGISTRATION RIGHTS

The Corporation will use reasonable efforts to grant qualification and registration rights in accordance with the Registration Rights Agreement.

                                    ARTICLE 3
                REPRESENTATIONS AND WARRANTIES OF THE CORPORATION

The Corporation represents and warrants to the Investors as of Closing as follows, and acknowledges that the Investors are relying on such representations and warranties in connection with the transactions contemplated herein:

3.1   INCORPORATION AND ORGANIZATION

The Corporation is a corporation duly incorporated, organized and validly subsisting under the laws of Canada, and is in good standing under such laws. The Corporation has full corporate power, authority and capacity: (i) to own or lease and operate its properties and assets; (ii) to carry on its Business as presently conducted and proposed to be conducted; and (iii) to execute and deliver the Transaction Documents and to perform all obligations contemplated herein or therein, including the issue, sale and delivery of the Securities, the issue and delivery of any and all Warrant Shares on the exercise of the Warrants and the issue and delivery of any and all IPO Warrant Shares on the exercise of the IPO Warrants.

3.2   CORPORATE RECORDS

The minute books of the Corporation and the minute books of each Material Subsidiary are up-to-date and have been maintained in accordance with the applicable law of their respective jurisdictions of incorporation. Such minutes books contain all articles and by-laws and a complete and accurate record of all resolutions and meetings and actions of directors (and committees thereof) and shareholders of the Corporation and each Material Subsidiary since the respective dates of incorporation of the Corporation and each Material Subsidiary, and reflect all transactions referred to in such proceedings accurately up until and including the Closing Date. All such meetings were duly called and held and all such by-laws and resolutions were duly passed or enacted. The share ledgers and registers of the Corporation and each Material Subsidiary as at the Closing Date are complete and reflect all issuances, transfers, repurchases and cancellations of shares in the capital of the Corporation and each Material Subsidiary, as applicable, as at the Closing Date. The full and complete minute books of the Corporation have been made available to the Investors or their counsel for review where specifically requested.

3.3   SUBSIDIARIES

The full corporate name, jurisdiction of incorporation and registered and beneficial ownership of the issued and outstanding shares of each direct and indirect Subsidiary is as set forth in Section 3.3 of the Disclosure Schedule. Each of the Subsidiaries is duly incorporated, organized and validly subsisting under the laws of its jurisdiction of incorporation, and, except as disclosed in Section 3.3 of the Disclosure Schedule, is in good standing under such laws. All of the issued and outstanding shares of each Subsidiary have been duly authorized and are validly issued, fully-paid and non-assessable and except pursuant to the Notes are free and clear of Liens. Except for the Subsidiaries and except as set forth in Section
3.3 of the Disclosure Schedule, neither the Corporation nor any Subsidiary is or has been a partner in any partnership, participated in a joint venture, or owns or agreed or become bound to acquire any securities issued by, or acquire any equity or other ownership interest in, any other business or Person. The Material Subsidiaries are the only Subsidiaries that hold material assets or have material liabilities or that are otherwise material to the condition (financial or otherwise), operations, business, assets, or prospects of the Corporation and the Subsidiaries, taken as a whole. None of the Subsidiaries incorporated under the laws of United Kingdom are dormant (within the meaning of section 249AA of the United Kingdom Companies Act 1985).

3.4   QUALIFICATION IN FOREIGN JURISDICTIONS

The Corporation and each Subsidiary is duly qualified to carry on the Business and is in good standing as a foreign corporation in each jurisdiction in which the character of its properties owned or leased or the nature of its activities makes such qualification necessary (other than any jurisdictions in which the failure to so qualify or be in good standing would not, either in any case or in the aggregate, have a Material Adverse Effect).

3.5   AUTHORIZED, ISSUED AND OUTSTANDING CAPITAL

Except as disclosed in the Disclosure Schedule, as of the date hereof, after giving effect to the transactions contemplated by the Transaction Documents, the authorized capital stock of the Corporation consists of (i) unlimited Common Shares, of which as of the date hereof, 205,130,063 are issued and outstanding, 24,615,608 (representing 12% of issued and outstanding) shares are reserved for issuance pursuant to the Corporation's stock option plan of which 5,024,383 shares are available for issuance, (ii) 20,000,000 Series A Shares and (iii) 67,789,300 Series B Shares. The Series A Shares and the Series B Shares are convertible into Common Shares in accordance with their terms at the option of the holders and upon certain triggering events. All of such outstanding shares have been, or upon issuance will be, validly issued and are fully paid and nonassessable. Except as disclosed in the Disclosure Schedule, the Securities Purchase Agreement, the Notes, the Shareholders Agreement, the terms of Series A Shares, and the terms of the Series B Shares, none of the Corporation's capital stock is subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Corporation. Except as disclosed in the Disclosure Schedule, the Financial Statements, the Notes, the terms of the Series A Shares, and the terms of the Series B Shares, there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Corporation or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Corporation or any of its Subsidiaries is or may become bound to issue additional capital stock of the Corporation or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Corporation or any of its Subsidiaries. Except as disclosed in the Financial

Statements and Disclosure Schedule, there are no agreements or arrangements under which the Corporation or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act or under any applicable Canadian securities laws. Except as disclosed in the Financial Statements, the Disclosure Schedule, the Notes, the terms of the Series A Shares, and the terms of the Series B Shares, there are no outstanding securities or instruments of the Corporation or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Corporation or any of its Subsidiaries is or may become bound to redeem a security of the Corporation or any of its Subsidiaries. Except as disclosed in the Financial Statements, the Disclosure Schedule, the Notes, the terms of the Series A Shares, and the terms of the Series B Shares, there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities. Except as disclosed in the Disclosure Schedule, and other than the Stock Option Plan and the 2006 Equity Compensation Plan, the Corporation does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement. The Corporation has furnished to each Investor true, correct and complete copies of the Corporation's Articles of Incorporation and the Corporation's Bylaws, and the terms of all securities convertible into, or exercisable or exchangeable for, Common Shares and the material rights of the holders thereof in respect thereto. Set forth in Section 3.5 of the Disclosure
Schedule is a true, correct and complete list of the record holders of shares of capital stock of the Corporation and each of its Subsidiaries as of the date hereof. As of the date specified therein, such holders own of record all the outstanding capital stock of the Corporation and each such Subsidiary, each of them so owning the number of shares set forth opposite such holder's name in
Section 3.5 of the Disclosure Schedule. Set forth in Section 3.5 of the Disclosure Schedule is a true, correct and complete list (except as otherwise noted on such schedule) of the record holders of the Notes, options and warrants exercisable for or convertible into shares of capital stock of the Corporation and its Subsidiaries. The shares held by the Corporation or any of its Subsidiaries are held free and clear of all liens except pursuant to the Notes or any other restriction on the right to vote, sell or otherwise dispose of such capital stock. Except pursuant to the Notes, there are no bonds, debentures, notes or other indebtedness or securities of the Corporation or its Subsidiaries having the right to vote (or convertible into, or exchangeable or exercisable for, securities having the right to vote) on any matters on which shareholders of the Subsidiaries of the Corporation or their respective Subsidiaries may vote.

3.6   LAWFUL ISSUANCE

Except as disclosed in Section 3.6 of the Disclosure Schedule, all of the outstanding shares in the capital of the Corporation and each Subsidiary and all outstanding options, warrants and other securities of the Corporation and each Subsidiary were offered, issued, and sold, and the Warrants, the IPO Warrants Shares, the Warrant Shares and IPO Warrant Shares have been offered and (as and when issued) shall be issued and sold, in compliance with: (i) all applicable pre-emptive or similar rights of all Persons (except for any non-compliance which has been waived in writing); (ii) all applicable provisions of applicable securities laws in Canada, the United States and the United Kingdom in transactions exempt from the prospectus, registration or analogous requirements of such securities laws (subject to and assuming the accuracy of any representations and warranties made by purchasers of such securities, and the representations of the Investors contained in Article 4 hereof to the Corporation); and (iii) all other applicable laws. No person has any valid right to rescind any purchase of, or any statutory rights of action with respect to, any shares or other securities in the capital of the Corporation or any Subsidiary, except in accordance with this Agreement.

3.7   CORPORATE AUTHORIZATION

The Transaction Documents, and the transactions contemplated hereby and thereby, have been duly approved and authorized by all requisite corporate action on the part of the Corporation, and this Agreement has been duly executed and delivered by the Corporation and constitutes, and each of the Transaction Documents constitute, a legal, valid, and binding obligation of the Corporation enforceable against it in accordance with its terms (subject to bankruptcy, insolvency and other laws affecting the rights of creditors generally and subject to the qualification that equitable remedies may only be granted in the discretion of a court of competent jurisdiction). The execution, delivery, and performance by the Corporation of the Transaction Documents in accordance with their respective terms, and the consummation by the Corporation of the transactions contemplated hereby or thereby, will not result (with or without the giving of notice or the lapse of time or both) in any conflict, violation, breach, or default, or the creation of any Lien, or the termination, acceleration, vesting, or modification of any right or obligation, under or in respect of: (i) the articles or by-laws of the Corporation or any Subsidiary;
(ii) any judgment, decree, order, statute, rule, or regulation binding on or applicable to any of them; or (iii) any Contract to which the Corporation or any Subsidiary is a party or by which any of its assets are bound; or (iv) any Permit held by the Corporation or any Subsidiary. There are no rights of first refusal or pre-emptive rights, or other rights restricting the issuance of securities of the Corporation, pursuant to the Shareholders Agreement or otherwise, that have not either been complied with or duly and validly waived with respect to the issuance of the Warrants, the IPO Warrants and the IPO Warrant Shares prior to the Closing Date.

3.8   NO GOVERNMENTAL OR THIRD PARTY CONSENTS

Except as disclosed in Section 3.8 of the Disclosure Schedule, no consent, approval, authorization, declaration, filing, or registration with any Governmental Authority or other Person is required to be made or obtained by the Corporation in connection with: (i) the execution and delivery of the Transaction Documents; or (ii) the performance by the Corporation of its obligations hereunder, thereunder or under the articles of the Corporation, as amended, except as may be required pursuant to applicable securities laws (including Canadian Securities Laws) to report the issuance and sale of securities issued or issuable pursuant to the transactions contemplated in the Transaction Documents and except for such filings required to be made with the Securities and Exchange Commission (the "SEC") with respect to the transactions contemplated in the Transaction Documents.

3.9   FINANCIAL STATEMENTS - ABSENCE OF CERTAIN CHANGES

The audited annual financial statements for the year ended April 30, 2006, annexed hereto as Schedule D (the "FINANCIAL STATEMENTS"), have been prepared in accordance with Untied States generally accepted accounting principles applied on a basis consistent with that of the preceding period and present fairly: (i) all of the assets, liabilities and financial position of the Corporation on a consolidated basis as at April 30, 2006; and (ii) the sales, earnings, results of operation and changes in financial position of the Corporation on a consolidated basis for the year ended April 30, 2006. Except as otherwise described in the Financial Statements or as disclosed in or contemplated by this Agreement or as set forth in Section 3.9 of the Disclosure Schedule, since April 30, 2006 (the "FINANCIAL STATEMENT DATE") there has not been:

      (a) other than those in the ordinary course of business, any acquisition (by purchase, lease as lessee, license as licensee, or otherwise) or disposition (by sale, lease as lessor, license as licensor, or otherwise) by the Corporation or any of the Subsidiaries of any properties or assets;

      (b) to the knowledge of the Corporation, any change in the condition (financial or otherwise), of its properties, assets, liabilities, investments, revenues, expenses, income, operations, Business, or prospects of the Corporation or any of the Subsidiaries, or in any of its relationships with any suppliers, customers, key employees or other third parties with whom it has financial, commercial, or other business relationships, other than changes in the ordinary course of business that have not caused and cannot be reasonably expected to cause, in any case or in the aggregate, a Material Adverse Effect;

      (c) any material transaction by the Corporation or any of the Subsidiaries with their respective Affiliates, Insiders or any other Person not at Arm's Length with the Corporation or any Subsidiary, other than the payment of compensation and reimbursement of reasonable employee travel and other business expenses in accordance with existing employment arrangements and usual past practices;

      (d) any damage, destruction, or loss, whether or not covered by insurance, that, either in any case or in the aggregate, has caused, or could reasonably be expected to cause, a Material Adverse Effect;

      (e) any declaration, setting aside, or payment of any dividend or any other distribution (in cash, stock, and/or property or otherwise) in respect of any shares or other securities of the Corporation or any of the Subsidiaries;

      (f) any issuance of any shares or other securities of the Corporation or any of the Subsidiaries, or any direct or indirect redemption, repurchase, or other acquisition by the Corporation or any of the Subsidiaries of any of its shares or other securities (other than the issuance of shares to optionholders upon the exercise of options granted under the Stock Option Plan, the 2006 Equity Compensation Plan or pursuant to any other Employee Plan and the repurchase or redemption of shares from employees terminated involuntarily by the Corporation or any Subsidiary, as described in Section 3.5(d) of the Disclosure Schedule);

      (g) any change in the officers, directors or key employees of the Corporation or any of the Material Subsidiaries;

      (h) other than in the ordinary course of business, any increase in the compensation or other benefits payable or to become payable by the Corporation or any of the Subsidiaries to any of its Affiliates, or to any of the respective officers, employees, or independent contractors of the Corporation or any of the Subsidiaries, or any bonus, severance or termination payments or arrangements made to or with any of such officers, employees, or independent contractors;

      (i) any forgiveness or cancellation of any material debt or claim by the Corporation or any of the Subsidiaries or any waiver by the Corporation or any of the Subsidiaries of any right of material value, other than compromises of accounts receivable in the ordinary course of business;

      (j) other than in the ordinary course of business, any incurrence, payment, discharge, or satisfaction by the Corporation or any of the Subsidiaries of any other Indebtedness, material obligations or material liabilities, whether absolute, accrued, contingent or otherwise (including, without limitation, liabilities, as guarantor or otherwise, with respect to obligations of others), other than (A) current liabilities to Persons other than Affiliates of the Corporation incurred in the ordinary course of business, and (B) current liabilities to Persons other than Affiliates of the Corporation incurred in connection with the transactions contemplated hereby;

      (k) other than in the ordinary course of business, any incurrence, discharge or satisfaction of any Lien: (i) by the Corporation or any of the Subsidiaries; or (ii) on any of the shares, other securities, properties, or assets owned or leased by the Corporation or any of the Subsidiaries;

      (l) any settlement of any Legal Proceeding threatened or pending against the Corporation or any Subsidiary or any of their respective assets that, either in any case or in the aggregate, has caused or could reasonably be expected to cause a Material Adverse Effect;

      (m) any change of auditor or material change with respect to any method of management operation or accounting in respect of the Business;

      (n) any conduct of business by the Corporation or any of the Subsidiaries outside the ordinary course of business; or

      (o) any Contract by or on behalf of the Corporation, or by or on behalf of its respective Affiliates, directors, officers, employees, agents, or representatives, whether in writing or otherwise, to do or permit any of the things referred to in this Section 3.9.

3.10  INVENTORY VALUATION

Except as disclosed in Section 3.10 of the Disclosure Schedule, neither the Corporation nor any Subsidiary has material obsolete or unusable inventory as reflected on the balance sheets forming part of the Financial Statements, or otherwise. The finished goods, work in process, raw materials and other materials and supplies included in such inventory are of a standard which is not lower than the generally accepted standard prevailing in the Corporation's industry.

3.11  ACCOUNTS RECEIVABLE

The accounts receivable reflected on the balance sheets included in the Financial Statements and all accounts receivable arising after the Financial Statement Date and prior to the Closing are bona fide and are, in the good faith judgment of the Corporation, collectible in the ordinary course of business (other than those accounts receivable which are doubtful accounts and in respect of which a reasonable allowance not exceeding
$3,000,000 consistent with past practice, has been made), no material set-off or counterclaim has been asserted with respect to such accounts receivable, and, to the knowledge of the Corporation, there is no basis for any such set-off or counterclaim.

3.12  ACCOUNTS PAYABLE

The accounts payable reflected on the balance sheets included in the Financial Statements and all accounts payable arising after the Financial Statement Date and prior to the Closing are bona fide.

3.13  INDEBTEDNESS

Neither the Corporation nor any of the Subsidiaries is in default with respect to any outstanding material Indebtedness or any Contract relating thereto, and no such Indebtedness or Contract relating thereto purports to limit the issuance of any securities by the Corporation or any of the Subsidiaries or its operation of the Business. Complete and correct copies of all Contracts (including all amendments, supplements, waivers, and consents) relating to any material Indebtedness of the Corporation or any of the Subsidiaries have been made available by the Corporation to the Investors or their counsel for inspection.

Except as disclosed in Section 3.13 of the Disclosure Schedule or in the Financial Statements, neither the Corporation nor any Subsidiary has outstanding any bonds, debentures, notes, mortgages or other indebtedness which mature more than one year after the date of their original creation or issuance and neither the Corporation nor any Subsidiary has agreed to create or issue any bonds, debentures, notes, mortgages or other indebtedness which will mature more than one year after the date of their creation or issue.

The total Indebtedness of the Corporation and the Subsidiaries, considered on a consolidated basis, including all capital leases and revolving or short-term credit facilities, as at the date of this Agreement is not greater than $250,000,000.

3.14  ABSENCE OF UNDISCLOSED LIABILITIES

Other than as set forth in the Financial Statements or as disclosed in Section
3.14 of the Disclosure Schedule, or as incurred by the Corporation or the any of the Subsidiaries in the ordinary course of business and consistent with past practice, neither the Corporation nor any Subsidiary has any material liabilities or obligations of any nature, whether accrued, absolute, contingent, or otherwise (including liabilities as guarantor or otherwise with respect to obligations of others) and whether due or to become due.

3.15  CASH AND CASH EQUIVALENTS

As of the date of this Agreement, the Corporation had no material amount of cash and cash equivalents.

3.16  TAX MATTERS

      (a) Neither the Corporation nor any Subsidiary has any liability, obligation or commitment, actual or contingent, for the payment of any Tax, except such as have arisen since the Financial Statement Date in the usual and ordinary course of its business. Except as disclosed in Section 3.16(a) of the Disclosure Schedule, neither the Corporation nor any of the Subsidiaries is in arrears with respect to any required withholdings or installment payments of any Tax. There are no agreements, waivers or other arrangements providing for an extension of time with respect to the assessment or reassessment of Tax, the filing of any Tax Return or the payment of any Tax by the Corporation or any Subsidiary, as the case may be, under the Income Tax Act (Canada) or any other legislation imposing Tax on the Corporation or any Subsidiary, as the case may be.

      (b) Except as disclosed in Section 3.16(b) of the Disclosure Schedule, the Corporation and each of the Subsidiaries has filed within the times and in the manner prescribed by law all Tax Returns required to be filed by or with respect to the Corporation or any of the Subsidiaries, as the case may be, and have paid all Taxes shown as accruing therein. All such Tax Returns are correct and complete in all material respects and the Corporation and each Subsidiary has made complete and accurate disclosure in such Tax Returns and in all materials accompanying such Tax Returns.

      (c) Except as disclosed in Section 3.16(c) of the Disclosure Schedule, no claim (including any claim for refunds or credits) in any Tax Return filed by the Corporation or any Subsidiary has been refused or denied by any relevant Tax authority. Adequate provision has been made in accordance with Canadian generally accepted accounting principles, and, to the knowledge of the Corporation, charges, accruals and reserves on the books of each of the Corporation and the Subsidiaries in respect of any liability for Taxes are sufficient, to meet any reasonable assessment or reassessment for installments and Taxes not yet due.

      (d) Except as disclosed in Section 3.16(d) of the Disclosure Schedule, each of the Corporation and the Subsidiaries have withheld from all payments made to its officers, directors, employees, debtholders, shareholders and other Persons the amount of all Taxes including but not limited to income tax, federal or provincial pension and medical plan contributions, unemployment insurance contributions and other deductions required to be withheld therefrom and, where such Taxes are due, have paid the same to the proper receiving officers or Tax authorities.

      (e) Except as disclosed in Section 3.16(e) of the Disclosure Schedule, neither the Corporation nor any of the Subsidiaries is a party to or bound by any Tax sharing or allocation agreement, nor does it have any current or potential contractual obligation to indemnify any other person with respect to Taxes.

      (f) The Corporation is eligible for investment tax credits with respect to certain of its research and development activities within the meaning of the Income Tax Act (Canada).

      (g) With respect to the Corporation's investment tax credits, the Corporation has complied with applicable provisions and requirements of the Income Tax Act (Canada).

      (h) Except as disclosed in Section 3.16(h) of the Disclosure Schedule, neither the Corporation nor any of the Subsidiaries have any knowledge of: (x) any liability for any Tax to be imposed upon its properties or assets as of the date of this Agreement that is not adequately provided for in the Financial Statements or in its books in respect of any such liabilities arising or accruing since the Financial Statement Date; or (y) any investigations, audits or reassessments initiated or to be initiated against the Corporation or a Subsidiary by any Tax authority.

      (i) The Corporation has made or obtained records or documents that meet the requirements of paragraphs 247(4)(a) to (c) of the Income Tax Act (Canada) with respect to transactions and arrangements between the Corporation and any Person with whom the Corporation was not dealing at Arm's Length within the meaning of the Income Tax Act (Canada).

      (j) Each of the Corporation and each Subsidiary has complied with all registration, reporting, collection and remittance requirements in respect of Taxes. Except as disclosed in Section 3.16(j) of the Disclosure Schedule, the Corporation and the Subsidiaries have collected or withheld from each receipt from or in respect of any of their past and present customers (or other persons paying amounts to the Corporation or the Subsidiaries) the amount of all Taxes (including goods and services tax and provincial, state and foreign sales taxes) required to be collected and have remitted such Taxes when due, in the form required under the appropriate legislation or made adequate provision in the books of each of the Corporation and the Subsidiaries for the payment of such amount to the proper receiving Tax authorities.

3.17  REAL PROPERTY

      (a) Except as described and set forth in Section 3.17(a) of the Disclosure Schedule, neither the Corporation nor any Subsidiary owns or has any interest in, nor is the Corporation or any Subsidiary a party to or bound by or subject to any Contract respecting the purchase or sale of, any real or immoveable property or any right of occupancy with respect thereto. Section 3.17(a) of the Disclosure Schedule accurately specifies.

      (b) Each lease for the Leased Real Property listed in Section 3.17(a) of the Disclosure Schedule is valid and subsisting and in good standing, and the Corporation or a Subsidiary is entitled to all rights and benefits under such leases in accordance with the terms thereof and neither the Corporation nor a Subsidiary has sublet, assigned, licensed or otherwise conveyed any rights in such leases or the property subject thereto to any other Person, except as set forth in Section 3.17(b) of the

            Disclosure Schedule. Neither the Corporation nor a Subsidiary nor, to the Corporation's knowledge, any other party thereto is in breach of any of the provisions of any such lease, nor is there any dispute between the Corporation or any Subsidiary and any landlord or tenant under any such lease.

3.18  PERSONAL PROPERTY

Except as disclosed in Schedule 3.18 of the Disclosure Schedule, and except with respect to Real Property which is separately addressed in Section 3.17, each of the Corporation and the Subsidiaries has: (i) good and sufficient title to all of the assets and properties owned by it; (ii) good and sufficient title to the lessee interest in all assets and properties leased by it as lessee; and (iii) full right to hold and use all of the respective assets and properties used in or necessary to the Business, in each case all free and clear of Liens except applicable restrictions on assignment and/or subletting and distress rights and except for any Liens that, in any case or in the aggregate, would not have a Material Adverse Effect. All such assets and properties are, to the knowledge of the Corporation, in good condition and repair, reasonable wear and tear excepted, and are adequate and sufficient in all material respects to carry on the Business as presently conducted and as proposed to be conducted.

3.19  HEALTH, SAFETY AND ENVIRONMENTAL MATTERS

      (a) To the knowledge of the Corporation, the operations of the Corporation and its Subsidiaries are not in, and have not been in, violation of any applicable Environmental Laws, and neither the Corporation nor any of the Subsidiaries has received any written notice alleging any such violation.

      (b) Neither the Corporation nor any Subsidiary has received written notice, or has knowledge of any facts that could give rise to any notice, that it is potentially responsible for any remedial or other corrective action or any work, repairs, construction or capital expenditures to be made under any Environmental Law.

      (c) The Corporation has no knowledge of any Hazardous Substance originating from any adjoining or neighbouring properties which has migrated or is suspected to be migrating onto, into or under the Real Property.

3.20  EMPLOYMENT CONTRACTS

      (a) True and complete copies of all Contracts of employment or engagement with each senior officer of the Corporation or any Subsidiary have been made available to the Investors or their counsel, where specifically requested. For the purposes of this clause (a), the term "senior officer" means any senior officer of the Corporation or any Subsidiary as such term is defined in section 1(1) of the Securities Act (Ontario). There is no Contract of employment or engagement entered into with any employee, director or independent contractor of the Corporation or any Subsidiary which is not terminable on the giving of reasonable notice in accordance with applicable law or in accordance with the terms of the relevant Contract.

      (b) The Corporation and each Subsidiary has the approximate number of full-time employees, and has retained the services of the number of independent contractors, set forth next to its name in Section 3.20(b) of the Disclosure Schedule. Other than as disclosed in
            Section 3.20(b) of the Disclosure Schedule, there is no current labour unrest, threatened labour strike or other material disagreements or difficulties with any of the Corporation's or the Subsidiaries' employees or independent contractors. To the knowledge of the Corporation, no senior officer or key employee of the Corporation or any Subsidiary has stated any intention of terminating his or her employment with or services to the Corporation or any Subsidiary, as the case may be, nor does the Corporation or any of the Subsidiaries have any present intention of terminating the employment of any such person, as the case may be.

      (c) Except as disclosed in Section 3.20(c) of the Disclosure Schedule, the Corporation is not party to or bound by any Contract or policy providing for severance payments, termination payments, or the acceleration of any option or warrant held by any director, officer, employee or consultant of the Corporation or any Subsidiary.

      (d) To the knowledge of the Corporation, no present or former employee or independent contractor of the Corporation or any Subsidiary is a party to or has violated any term of any employment contract, consulting agreement, non-competition or non-solicitation agreement, patent or other proprietary information agreement or similar Contract with, or any fiduciary duty in favour of, a former employer of such employee or independent contractor or any other third party. Neither the Corporation nor any Subsidiary has received any notice from any third party alleging that such a violation has occurred. To the knowledge of the Corporation, the continued employment or engagement by the Corporation and the Subsidiaries of their respective present employees and independent contractors will not result in any such violation.

      (e) Except as set forth in Section 3.20(e) of the Disclosure Schedule, no complaint, grievance, claim, work order or, to the knowledge of the Corporation, investigation, has been filed, made, commenced or, to the knowledge of the Corporation, threatened against the Corporation or any of the Subsidiaries, pursuant to, nor is the Corporation or any of its Subsidiaries in violation in any material respect of:

            (i) with respect to employees in Ontario, the Ontario Human Rights Code, the Occupational Health & Safety Act (Ontario), the Workplace Safety and Insurance Act (Ontario), the Employment Standards Act, 2000 (Ontario) or the Pay Equity Act (Ontario); and

            (ii) with respect to employees in the United States, all applicable laws in the United States relating to wages, hours and collective bargaining; and

            (iii) with respect to employees in the United Kingdom, the Trade
                  Union and Labour Relations (Consolidation) Act 1992, the Equal Pay Act 1970, the

                  Sex Discrimination Acts 1975 and 1986, the Race Relations Act 1986, the Employment Rights Act, the Trade Union Reform and Employment Rights Act 1993, the Disability Discrimination Act 1995, the Employment Relations Act 1999, the Social Security and Housing Benefits Act 1982, the Social Security Contributions and Benefits Act 1992, the Transfer of Undertakings (Protection of Employment) Regulations 1981 and the Working Time Regulations 1998.

            Neither the Corporation nor any of the Subsidiaries is, to its knowledge, engaged in any unfair labour practice. There is no work stoppage or, to the knowledge of the Corporation, any other action, grievance or dispute currently existing or threatened against the Corporation or any of the Subsidiaries that could, in the good faith judgment of the Corporation, lead to a work stoppage by the employees of the Corporation or any of the Subsidiaries. Except as disclosed in Section 3.20(e) of the Disclosure Schedule, there are no outstanding decisions or settlements or pending settlements under any employment standards legislation which place any obligation upon the Corporation or any of the Subsidiaries to do or refrain from doing any act.

      (f) Except as disclosed in Section 3.20(f) of the Disclosure Schedule, all salary, wages, vacation pay, bonuses, commissions and employee benefit payments have been paid or are accrued but not yet due, and all such accruals are properly reflected in the books and records of the Corporation or the Subsidiaries, as the case may be.

      (g)   Except as disclosed in the Financial Statements or as disclosed in
            Section 3.20(g) of the Disclosure Schedule, since the Financial Statement Date no payments have been made or authorized by the Corporation to Insiders of the Corporation, except in the ordinary course of the business of the Corporation or at the regular rates payable to them of salary, pension, bonuses, rents or other remuneration of any nature.

3.21  EMPLOYEE PLANS

      (a) Section 3.21(a) of the Disclosure Schedule lists all Employee Plans to which the Corporation or any Subsidiary is party, bound by or in respect of which either has any contingent or actual liability. Where specifically requested, the Corporation has made available to the Investors or their counsel true, correct and complete copies of all the Employee Plans as amended as of the date hereof, together with all related material documentation, including, plan texts, plan summaries, material correspondence, if any, to and from regulatory authorities, funding documents and insurance contracts.

      (b) Except as disclosed in Section 3.21(b) of the Disclosure Schedule, to the knowledge of the Corporation all of the Employee Plans are and have been, in all material respects, established, registered, qualified, funded, invested, contributed to and administered in accordance with their terms and the terms of the Collective Agreements and all applicable laws, accounting standards, rules and regulations.

      (c) Except as disclosed in Section 3.21(c) of the Disclosure Schedule, all employer payments, contributions or premiums required to be remitted or paid to or in respect of each Employee Plan have been remitted or paid in a timely fashion in accordance with the terms thereof, all applicable actuarial reports and all applicable law.

      (d) Except in the ordinary course of business or as disclosed in Section 3.21(d) of the Disclosure Schedule, no Employee Plan has been amended or improved and no commitment to amend or improve any Employee Plan has been made since the Financial Statement Date except as required by applicable laws and no discretion has been exercised to augment benefits.

      (e) Section 3.21(a) of the Disclosure Schedule lists all Employee Plans, registered or unregistered, under which employees of the Corporation or any Subsidiary accrue pension benefits or under which benefits are provided to former employees (or to the beneficiaries or dependants of such persons) on or after retirement or termination of employment. As of the date hereof, the liability under the Employee Plans listed in Section 3.21(a) of the Disclosure Schedule does not exceed $50,000,000 in the aggregate.

      (f) Except as disclosed in Section 3.21(f) of the Disclosure Schedule, to the knowledge of the Corporation, no fact or circumstance exists which would adversely affect the tax-exempt status of any Employee Plan.

      (g) Except as disclosed in Section 3.21(g) of the Disclosure Schedule, all benefits under all Employee Plans are either fully insured or funded and fully and accurately reflected in the books and records of the Corporation or its Subsidiaries, as applicable. Where required pursuant to applicable law or pursuant to Employee Plans, each Employee Plan has been fully funded or fully insured on an on-going, solvency and annuity buy-out basis pursuant to actuarial assumptions and methodology appropriate to the employees or former employees of the Corporation and the Subsidiaries and the Business.

      (h) Except as disclosed in Section 3.21(h) of the Disclosure Schedule, to the knowledge of the Corporation, there exists no liability in connection with any former benefit plan relating to the employees or former employees of the Corporation or a Subsidiary and their beneficiaries that has terminated and all procedures for termination of each such former benefit plan has been properly followed in accordance with the terms of such former benefit plan and applicable law. In respect of employees or former employees, there is no investigation, examination, proceeding, action, suit or claim (other than routine claims for benefits or remuneration) pending or threatened involving any Employee Plan and to the knowledge of the Corporation no facts or circumstances exist which could reasonably be expected to give rise to any such investigation, examination, proceeding, action, suit or claim (other than routine claims for benefits or remuneration).

      (i) No non-exempt "prohibited transaction", as defined in section 406 of ERISA or section 4975 of the Code, has occurred with respect to any U.S. Employee Plan that could reasonably be expected to subject the Corporation or any of its Subsidiaries to liability. Neither the Corporation nor any of its ERISA Affiliates have ever sponsored, maintained, or contributed to (i) an employee benefit plan subject to the provisions of Title IV of ERISA; (ii) a "multiemployer plan," as defined by section 3(37) of ERISA; or (iii) a "multiple employer welfare arrangement," as defined by section 3(40) of ERISA. Each U.S. Employee Plan which is intended to be qualified under section 401(a) of the Code is so qualified and has been so qualified during the period from its adoption to date, and, to the knowledge of the Corporation, each trust forming a part thereof is exempt from tax pursuant to section 501(a) of the Code, except as set forth in
            Section 3.21(b) of the Disclosure Schedule. The Corporation has made available to the Investors or their counsel copies of the most recent Internal Revenue Service determination letters, if any, with respect to each such plan. All U.S. Employee Plans have been maintained in compliance with its terms and with the requirements prescribed by all applicable statutes, orders, rules and regulations.

      (j) The Corporation has designated a registered stakeholder pension scheme in accordance with the requirements of the United Kingdom Welfare Reform and Pensions Act 1999 (and Regulations made under it) in relation to all of its "relevant employees" (as defined for the purposes of that Act), and has complied with all obligations pursuant to the United Kingdom Welfare Reform and Pensions Act 1999 (and Regulations made under it).

3.22  UNIONS

A list of all Collective Agreements is contained in Section 3.22 of the Disclosure Schedule. No Collective Agreement restricts the relocation or closing of any part of the Business. Neither the Corporation nor any Subsidiary is, to the knowledge of the Corporation, currently in breach of any Collective Agreement. There are no written or oral agreements or, to the knowledge of the Corporation, courses of conduct that modify any Collective Agreement, except to the extent otherwise provided under applicable laws. Except as disclosed in
Section 3.22 of the Disclosure Schedule:

      (a) no employee association, trade union, council of trade unions, employee bargaining agency or affiliated bargaining agent holds bargaining rights with respect to any of the Corporation's or any Subsidiary's employees by way of certification, interim certification, voluntary recognition, designation or successor rights;

      (b) no labour representatives have applied to have the Corporation or any Subsidiary declared a related employer pursuant to the Labour Relations Act (Ontario); and

      (c) there are no current or to the Corporation's knowledge threatened attempts to organize or establish any trade unions or employee association with respect to the Corporation or any Subsidiary.

3.23  MATERIAL CONTRACTS

Except as disclosed in Section 3.23 of the Disclosure Schedule, neither the Corporation nor any of the Subsidiaries is a party to or otherwise bound by: (i) any Contract that may affect its ability to consummate the transactions contemplated hereby or by any of the Transaction Documents; (ii) any other Contract or Contracts that are individually, or in the aggregate (in the case of a series of related agreements or agreements with the same or related parties), material to the Corporation (considered on a consolidated basis) or its Business, prospects, financial condition, operations, property or affairs (other than those purchase and sale agreements, instruments or commitments for the sale of the products or services of the Corporation entered into in the ordinary course of business); or (iii) any:

      (a) Contract requiring it to purchase all or substantially all of its requirements for a particular product or service from a particular supplier or suppliers, or requiring it to supply all of a particular customer's or customers' requirements for a certain service or product;

      (b) Contract entered into outside of the ordinary course of business pursuant to which the Corporation or any Subsidiary has agreed to indemnify or hold harmless any other Person from third-party claims beyond the value of the Contract to the Corporation;

      (c) employment agreement, consulting agreement or other Contract providing for severance payments, acceleration of options or other additional rights or benefits (whether or not optional) in the event of the sale or other change in control of the Corporation or any Subsidiary;

      (d) Contract with any current or former Affiliate, Insider or other Person not at Arm's Length with the Corporation or any Subsidiary or with any Person in which any such Affiliate, Insider or other Person has a material interest;

      (e)   joint venture agreement;

      (f) Contract with any domestic or foreign government or agency or executive office thereof or any subcontract between the Corporation or any Subsidiary and any third party relating to a Contract between such third party and any domestic or foreign government or agency or executive office thereof, in any case the loss of which may reasonably be expected to have a Material Adverse Effect;

      (g) Contract imposing non-competition or exclusive dealing obligations on the Corporation or any Subsidiary;

      (h) Contract with respect to the escrow or other deposit or availability of any Business IP; or

      (i) Contract with respect to the license, distribution, or resale of the Business IP or joint developments related thereto (other than customer contracts on the Corporation's standard terms entered into in the ordinary course of business) in any case the loss of which may reasonably be expected to have a Material Adverse Effect.

For purposes of clause (ii) above, a Contract will be considered "material" where the loss of such Contract could reasonably be expected to result in a Material Adverse Effect.

The Corporation has made available to the Investors or their counsel for inspection correct and complete copies (or written summaries of the material terms of oral agreements or understandings) of each Contract listed in Section
3.23 of the Disclosure Schedule, each as amended to date. Each such Contract is a valid, binding and enforceable obligation of the Corporation or a Subsidiary, as the case may be, and to the knowledge of the Corporation, of the other party or parties thereto, and is in full force and effect. None of such Contracts (except for Contracts disclosed in connection with clause (d) above) contain any obligation of the Corporation or any Subsidiary that is contingent upon, or that accelerates upon, the change of control of the Corporation or any Subsidiary. Neither the Corporation nor any of the Subsidiaries, nor to the knowledge of the Corporation, any other party thereto, is, or is (to the knowledge of the Corporation) considered by any other party thereto to be, in breach of or non-compliance with any term of any such Contract (nor, to the knowledge of the Corporation, is there any basis for any of the foregoing, including, without limitation, the entering into and performance by the Corporation of the Transaction Documents), except for any breaches or non-compliances that singly or in the aggregate would not have a Material Adverse Effect. Neither the Corporation nor any Subsidiary is party to any Contract which it does not have the capacity to perform, including the necessary personnel, equipment and supplies.

3.24  CUSTOMERS, LICENSORS AND SUPPLIERS

      (a) Section 3.24(a) of the Disclosure Schedule lists accurately and completely: (i) all Contracts (the "CUSTOMER CONTRACTS") between the Corporation or any Subsidiary and the ten most significant customers (including distributors) of the Corporation or the Subsidiary, as the case may be, considered on a consolidated basis, based on annual sales to such customer in the 24 months preceding the date of this Agreement; and (ii) all Contracts (the "SUPPLIER CONTRACTS") between the Corporation or any Subsidiary and the ten most significant suppliers (including licensors of Licensed IP) of the Corporation or the Subsidiary, as the case may be, considered on a consolidated basis, based on payments to such supplier or licensor in the 24 months preceding the date of this Agreement.

      (b) Neither the Corporation nor any Subsidiary is in default or breach of any Customer Contracts or Supplier Contract and, to the knowledge of the Corporation, there exists no state of facts, including, without limitation, the execution, delivery and performance of the Transaction Documents, which with notice or the passage of time would result in a default or breach or, if applicable, acceleration of any rights in the Customer Contracts or Supplier Contracts, except to the extent any such default or breach would not, singly or in the aggregate, be reasonably expected to have a Material Adverse Effect.

      (c) Complete and accurate copies of all Customer Contracts and Supplier Contracts have been made available to the Investors or their counsel by the Corporation.

      (d) During the 12 month period ended on the date hereof: (i) there has been no cancellation of or adverse modification to any Customer Contract or Supplier Contract except as indicated thereon (including any material decrease to the services, supplies or materials provided to a customer or to a customer's usage or purchase of the services or products of the Corporation and any material increase in pricing or any material decrease in service levels provided by a supplier); and (ii) neither the Corporation nor any Subsidiary has received any notice to the effect or has any reason to believe that there will be any cancellation or adverse modification to any Customer Contract or Supplier Contract. To the knowledge of the Corporation, there is at present no state of facts or rate of progress concerning any such obligations which, if it continued, would result in a default or breach of any Customer Contract or Supplier Contract.

      (e) Except as disclosed in Section 3.24(e) of the Disclosure Schedule, in the event of the termination of, or failure of the licensor or supplier to perform, any Supplier Contract, alternative sources of supply for the products and services previously supplied under such Supplier Contract are readily available on commercially reasonable terms.

3.25  DESCRIPTION OF BUSINESS INTELLECTUAL PROPERTY

Section 3.25 of the Disclosure Schedule contains a complete and accurate list of all Intellectual Property and Technology that the Corporation and/or one or more of the Subsidiaries owns, uses or has the right to use in the conduct of its Business and that is individually or in the aggregate material to the conduct of the Business or the loss of which could reasonably be expected to result in a Material Adverse Effect. The listing set forth in Section 3.25 of the Disclosure Schedule specifies, for each item, whether such listed Intellectual Property or Technology is owned by the Corporation or one of the Subsidiaries ("OWNED IP") or whether such listed Intellectual Property or Technology is used by the Corporation or the Subsidiaries under a Contract with another Person ("LICENSED IP"), and:

            (i) in the case of the Owned IP that is Registered IP, contains a list of all the jurisdictions in which such Intellectual Property has been issued or registered or in which an application for such issuance and registration has been filed (including abandoned or rejected applications), including the respective registration or application numbers and the names of all registered owners; and

            (ii) in the case of the Licensed IP, sets forth all Contracts entered into in connection with the Licensed IP.

The Owned IP and Licensed IP (collectively referred to herein as the "BUSINESS IP") listed in Section 3.25 of the Disclosure Schedule constitutes all of the Intellectual Property and Technology necessary to carry on the Business as presently conducted and as proposed to be conducted by the Corporation and the Subsidiaries.

True and complete copies of each Contract listed in Section 3.25 of the Disclosure Schedule with respect to the Licensed IP have been made available to the Investors or counsel for the Investors.

3.26  INTELLECTUAL PROPERTY RIGHTS

      (a) Except as disclosed in Section 3.26(a) or Section 3.26(g) of the Disclosure Schedule, the Corporation or one of the Subsidiaries owns all right, title and interest in and to the Owned IP free and clear of any Liens and Encumbrances and, to the knowledge of the Corporation, has sole and exclusive rights (and is not contractually obligated to pay any compensation to any other Person in respect thereof) to the use thereof or the material covered thereby. Except as disclosed in Section 3.26(a) of the Disclosure Schedule, no portion of the Owned IP was jointly developed or is jointly owned by any other Person. Other than with respect to the Licensed IP and the Commercial Software Licenses, no royalties or other amounts are required to be paid by the Corporation or any Subsidiary in connection with the continued use or exploitation by the Corporation or the Subsidiaries of the Business IP.

      (b) The Corporation or one of the Subsidiaries has valid and subsisting rights to use and exploit the Licensed IP in the manner currently used or required by the operation of the Business as currently carried on and proposed to be carried on. Each Contract with respect to the Licensed IP is valid and subsisting and in good standing and there is no material default thereunder. The Corporation or one of the Subsidiaries has the right to exploit, sell, license and sub-license the Licensed IP incorporated in or distributed with any existing products and/or products under development to the current and/or proposed distributors, purchasers and end-users thereof. Alternative sources of supply for the Licensed IP are available on commercially reasonable terms.

      (c) Except as disclosed in Section 3.26(c) and Section 3.27 of the Disclosure Schedule, none of the Owned IP nor any service rendered by the Corporation or any of the Subsidiaries, nor any product currently developed, manufactured, produced, marketed, or sold by the Corporation or the Subsidiaries:

            (i) to the knowledge of the Corporation, infringes upon the Patent or Trade-mark rights of any other Person;

            (ii) infringes upon the Copyright, Domain Name, IC Topography, or Industrial Design rights of any other Person; or

            (iii) to the knowledge of the Corporation, uses, is derived from or otherwise incorporates any trade secrets or confidential information of any other Person, without such Person's authorization.

            Except as disclosed in Section 3.26(c) of the Disclosure Schedule, to the best of the Corporation's knowledge there are no outstanding charges, complaints, claims, demands, or notices against the Corporation or any of the Subsidiaries alleging any interference, infringement, misappropriation or violation with respect to any Business IP (including any claim that the Corporation and/or any Subsidiary must obtain a license or refrain from using any such Business IP), nor does the Corporation know of any valid grounds for any bona fide claims.

      (d) Except as disclosed in Section 3.26(d) of the Disclosure Schedule, neither the Corporation nor any Subsidiary is a party to or bound by any Contract that limits or impairs its ability to use, sell, transfer, assign, commercially exploit or convey the Owned IP.

      (e) Except as disclosed in Section 3.26(e) of the Disclosure Schedule, to the knowledge of the Corporation the Owned IP is not subject to any outstanding Lien, judgment, ruling, order, writ, decree, stipulation, injunction or determination by or with any Governmental Authority, nor is there any pending or, to the knowledge of the Corporation threatened, Legal Proceeding relating to any Owned IP or the ownership, use, enforceability or validity thereof (including any interference, reissue, re-examination or opposition proceeding or proceeding contesting the rights of the Corporation to any Owned IP which is Registered IP).

      (f) To the knowledge of the Corporation, there is no unauthorized use, infringement or misappropriation of any Owned IP by any other Person and neither the Corporation nor any of the Subsidiaries has covenanted or agreed with any Person not to sue or otherwise enforce any legal rights with respect to any of the Owned IP.

      (g) Section 3.26(g) of the Disclosure Schedule lists all Contracts entered into by the Corporation or a Subsidiary (other than Contracts between the Corporation or a Subsidiary and end users of their products or services entered into in the ordinary course of business) under which any Person has been granted a license by the Corporation or a Subsidiary with respect to any Owned IP, and specifies for each such Contract whether the licenses granted are exclusive or non-exclusive in nature. Except as disclosed in Section 3.26(g) of the Disclosure Schedule, neither the Corporation nor any Subsidiary is bound by, nor has any obligation to enter into, any Contract (other than Contracts entered into in the ordinary course of business) that requires the Corporation or any Subsidiary to transfer or assign any of its rights in the Owned IP to any other Party.

      (h) The Owned IP which is Registered IP has not been used or enforced, or failed to be used or enforced, in a manner that would result, as of the date hereof, in the non-renewal, expiration, modification, abandonment, cancellation or unenforceability thereof. All presently required filing, examination and maintenance fees have been paid and all proofs of working or use have been filed in respect to the Owned IP which is Registered IP (excluding any abandoned or rejected applications set out in Section 3.25(i) of the Disclosure Schedule). The Corporation has obtained valid patent assignments from each of the inventors of the Patents that are comprised in the Owned IP. Except as disclosed in Section 3.26(h) of the Disclosure Schedule, to the knowledge of the Corporation, there is no state of facts which casts doubt on the validity or enforceability of any of the Owned IP.

      (i) The Corporation and the Subsidiaries have each taken all commercially reasonable steps (including measures to protect secrecy and confidentiality) to protect such company's right, title and interest in and to all Owned IP. All agents and representatives of the Corporation and the Subsidiaries who have or have had access to confidential or proprietary information of the Corporation and the Subsidiaries have a legal obligation of confidentiality to the Corporation with respect to such information.

      (j) Except as disclosed in Section 3.26(j) of the Disclosure Schedule, all of the Owned IP, other than that acquired from third parties, was developed by full-time employees or contractors of the Corporation or a Subsidiary during the time they were employed or engaged with the Corporation or one of the Subsidiaries or predecessors of the Corporation or one of the Subsidiaries as software, information technology or hardware developers or related or supporting roles (the "DEVELOPERS"). All of the Developers and other current or former employees or contractors of the Corporation and each of the Subsidiaries have duly executed and delivered Employee IP Agreements to the Corporation or a Subsidiary, as the case may be, on or before the date of commencement of their respective employment or engagement with the Corporation or a Subsidiary, as the case may be, pursuant to which they: (A) have agreed to retain in confidence any confidential or proprietary information provided or otherwise made available to them by the Corporation or any Subsidiary (including confidential or proprietary information of the third parties to whom the Corporation or any Subsidiary owes a duty of confidence); (B) have granted, assigned and transferred to the Corporation or one the Subsidiaries or predecessors of the Corporation or one of the Subsidiaries all of their right, title and interest in and to all Intellectual Property and Technology developed, conceived of, reduced to practice, authored or otherwise created by them during the course of their engagement with the Corporation or a Subsidiary; and (C) except as disclosed in Section 3.26(j) of the Disclosure Schedule, have irrevocably and unconditionally waived all moral rights and other non-assignable rights in respect of such Intellectual Property and Technology where applicable. The Corporation is not aware of any material breach of any of the Employee IP Agreements. No current or former employee or contractor of the Corporation or any Subsidiary owns, or to the knowledge of the Corporation, has claimed an interest in, any of the Business IP. Except as disclosed in Section 3.26(j) of the Disclosure Schedule, it will not be necessary to utilize any Intellectual Property or Technology of any current of former employees of or contractors to the Corporation or any Subsidiary (or any Person the Corporation or any Subsidiary currently intends to hire or engage) acquired prior to their employment or engagement by the Corporation or a Subsidiary in order to carry on the Business as presently conducted, or as anticipated to be conducted. There are no Legal Proceedings pending, or to the knowledge of the Corporation threatened, involving the prior employment of any of the employees or contractors of the Corporation or any Subsidiary, or their use in connection with the Business of the Corporation of any information, creation or technique allegedly proprietary to any of their former employers or other Persons.

      (k) Except to obtain patent or other IP protection, any disclosure of confidential or proprietary information by the Corporation, any of the Subsidiaries or any of their respective employees or agents has been pursuant to valid, binding and enforceable non-disclosure agreements, which non-disclosure agreements have not and will not result in the deemed acquisitions by any party of any right, title or interest, or the deemed grant of any license, to use any of the Owned IP for any commercial purposes. To the knowledge of the Corporation, no disclosure of the Owned IP has been made in a manner that would prevent the Corporation or a Subsidiary or their respective successors in interest, if any, from obtaining a patent in respect of any Owned IP that would, if not for such disclosure, have been capable of being the subject matter of a patent. In relation to each Patent application (in preparation or filed) or Patent for an invention comprised in the Owned IP, to the Corporation's knowledge, after due inquiry, there is no professional opinion, such as the opinion of a patent agent or patent attorney, whether preliminary in nature or in any other manner qualified, to the effect that the chances of obtaining or sustaining valid patent rights to the invention in any jurisdiction are considered to be unlikely, or less than even, or about even, or in any other manner doubtful.

      (l) Except as disclosed in Section 3.26(l) of the Disclosure Schedule, no national, federal, provincial, state or other regulatory agency or body has provided any funding to the Corporation or any Subsidiary which: (i) would give such national, federal, provincial, state or other regulatory agency or body any right, title or interest in or to the Business IP; or (ii) limits or impairs the ability of the Corporation or any Subsidiary to use or to sell, transfer, assign, convey or license the Business IP outside of Canada or otherwise.

      (m) Neither the Corporation nor any Subsidiary has used Publicly Available Software in whole or in part in the development of any Technology which forms part of the Owned IP in a manner that may subject such Technology or Owned IP in whole or in part, to all or part of the license obligations of any Publicly Available Software. "PUBLICLY AVAILABLE SOFTWARE" means any software that contains, or is derived in any manner (in whole or in part) from, any software that is distributed pursuant to a licensing and distribution model that requires, as a condition of use, modification, and/or distribution of such software, that such software or other software incorporated into, derived from, or distributed with such software be: (A) disclosed or distributed in source code form; (B) licensed for the purpose of making derivative work; or (C) redistributable at no or minimal charge. Publicly Available Software includes, without limitation, software licensed or distributed under any of the following licenses or distribution models similar to any of the following: (i) GNU General Public License (GPL) or Lesser/Library GPL (LGPL); (ii) the Artistic License (e.g. PERL); (iii) the Mozilla Public License; (iv) the Netscape Public License; (v) the Sun Community Source License (SCSL); (vi) the Sun Industry Source License (SISL); and (vii) the Apache Server License.

      (n) Except as disclosed in Section 3.26(n) of the Disclosure Schedule, neither the Corporation nor any Subsidiary has provided the source code for the software comprised in the Owned IP to any other Person, directly or indirectly, by license, transfer, sale, escrow, or otherwise, except in the ordinary course of business and subject to appropriate license or confidentiality restrictions. Neither the Corporation nor any Subsidiary is aware that any other Person has reverse engineered, disassembled or decompiled the software comprised in the Owned IP to derive such source code.

      (o) The Corporation and each Subsidiary has complied with all applicable export and import laws and regulations in each jurisdiction in which the Corporation or a Subsidiary export or import Business IP.

3.27  LITIGATION

Except as disclosed in Section 3.27 of the Disclosure Schedule: (i) there is no Legal Proceeding against or involving the Corporation or any of the Subsidiaries (whether in progress or, to the knowledge of the Corporation, threatened); (ii) to the knowledge of the Corporation, no event has occurred which could reasonably be expected to give rise to any Legal Proceeding, or result in litigation; and (iii) there is no judgment, writ, decree, injunction, rule, award or order of any court, government department, board, commission, agency, arbitrator or similar body outstanding against the Corporation or any of the Subsidiaries. Without limiting the generality of the foregoing, except as disclosed in Section 3.27 of the Disclosure Schedule, there is no Legal Proceeding involving any product liability claim in progress, pending or, to the Corporation's knowledge, threatened against or affecting the Corporation or any Subsidiary alleging any defect in the design or manufacture of or the materials used in any of the products of the Corporation or any Subsidiary or breach of any express or implied warranty. Except as disclosed in Section 3.27 of the Disclosure Schedule, neither the Corporation nor any of the Subsidiaries is the plaintiff or complainant in any Legal Proceeding. The Corporation is not and has not been since the Financial Statement Date engaged in any dispute with any of its Insiders. Except as disclosed in Section 3.27 of the Disclosure Schedule, no shareholders of the Corporation have exercised or asserted, or to the knowledge of the Corporation, have expressed any intent to exercise or assert, any right of dissent or any oppression or other statutory remedy in connection with the Articles of Incorporation or the other transactions contemplated by this Agreement.

3.28  INSURANCE

Section 3.28 of the Disclosure Schedule lists the policies of theft, fire, liability, worker's compensation, life, property and casualty, directors' and officers', and other insurance owned or held by the Corporation or the Subsidiaries. Such policies of insurance are of the kinds and cover such risks, and are in such amounts and with such deductibles and exclusions, as are consistent with prudent business practice for owners of comparable assets and operators of comparable businesses. To the knowledge of the Corporation, all such policies are, and at all times since the respective dates set forth in
Section 3.28 of the Disclosure Schedule, have been, in full force and effect, are sufficient for compliance in all material respects by the Corporation and the Subsidiaries with all requirements of law and of all Contracts (including Contracts relating to Indebtedness) to which the Corporation or any of the Subsidiaries is party, and provide that they will remain in full force and effect through the respective expiry dates set forth in Section 3.28 of the Disclosure Schedule, and will not terminate or lapse or otherwise be affected in any way by reason of the transactions contemplated hereby. Section 3.28 of the Disclosure Schedule set forth and describes all material pending claims under any of such insurance policies. No notice of cancellation or non-renewal with respect to, or disallowance of any claim under, any of such insurance policies has been received by the Corporation or a

Subsidiary. To the knowledge of the Corporation, there are no circumstances or occurrences which would or might form the basis of a material increase in premiums for the current insurance coverage maintained by the Corporation or a Subsidiary.

3.29  INSIDERS AND CONFLICTS OF INTEREST

      (a) Except as contemplated by the Transaction Documents, there are no Contracts between the Corporation or the Subsidiaries and any Insiders other than contracts of employment entered into in the ordinary course and those disclosed in Section 3.23(e) or Section 3.29(a) of the Disclosure Schedule.

      (b) Except as disclosed in Section 3.29(b) of the Disclosure Schedule, neither the Corporation nor any of the Subsidiaries has any currently outstanding material amounts due to or from any of its Insiders.

      (c) Except as set out in Section 3.29(c) of the Disclosure Schedule, neither the Corporation nor any of the Subsidiaries owns, directly or indirectly, any interest (except passive holdings for investment purposes only of not more than 1% of the securities of any publicly held and traded company) in, or is an Insider of, any Person (other than any Subsidiary) that:

            (i) is a competitor, lessor, lessee, customer, or supplier of the Corporation or any of the Subsidiaries;

            (ii) owns, directly or indirectly, any interest in any tangible or intangible property used in or necessary to the Business; or

            (iii) has any cause of action or other claim whatsoever against the
                  Corporation or any of the Subsidiaries, or owes any amount to the Corporation, except for claims in the ordinary course of business, such as for accrued vacation pay, accrued benefits under employee benefit plans, and similar matters and agreements.

      (d) To the knowledge of the Corporation, no director or senior officer of the Corporation has been involved in any Legal Proceeding, offence or disciplinary action that would disqualify, or could reasonably be expected to disqualify, such person from acting as a director or officer of a public company.

3.30  BROKERS

No finder, broker, agent, or other intermediary has acted for or on behalf of the Corporation or any of its Affiliates in connection with the negotiation or consummation of the transactions contemplated hereby to be completed at the Closing and, no fee will be payable by the Corporation or any of its Affiliates to any such Person in connection with such transactions.

3.31  NO SALE AGREEMENTS

Except in respect of inventory to be sold in the ordinary course of business, there are no Contracts, or any right or privilege capable of becoming an agreement, for the purchase of the

Business or any of the material assets of the Corporation or any Subsidiary. Neither the Corporation nor any of the Subsidiaries is currently involved in any discussions, conditions or proceedings with respect to its sale, merger, consolidation, liquidation or reorganization.

3.32  COMPLIANCE WITH OTHER INSTRUMENTS, LAWS, ETC.

Except as disclosed in Section 3.32 of the Disclosure Schedule, the Corporation and each of the Subsidiaries has complied with, and is in compliance with: (i) all laws, statutes, governmental regulations, judicial or administrative tribunal orders, judgments, writs, injunctions, decrees, and similar commands applicable to it and its Business, and all unwaived terms and provisions of all agreements, instruments, and commitments to which it is a party or to which it or any of its assets or properties is subject, except for any non-compliances that, both individually and in the aggregate, have not had and could not reasonably be expected to have a Material Adverse Effect; and (ii) its articles and by-laws, each as amended to date. Neither the Corporation nor any of the Subsidiaries has committed, been charged with, or, to the knowledge of the Corporation, been under investigation with respect to, any violation by the Corporation or any of the Subsidiaries of any provision of any applicable national, federal, state, provincial, or local law or administrative regulation, except for any violations that, both individually or in the aggregate, do not and could not reasonably be expected to have a Material Adverse Effect. The Corporation and each of the Subsidiaries has complied in all material respects with all applicable laws, statutes, governmental regulations, judicial or administrative tribunal orders, judgments, writs, injunctions, decrees, and similar commands, including without limitation, the Personal Information Protection and Electronic Documents Act (Canada), regarding the Corporation's and the Subsidiaries' collection, use and disclosure of information about identifiable individual Persons. The Corporation and each of the Subsidiaries has and maintains all such Permits as are necessary or desirable: (i) for the conduct of the Business as conducted on the date hereof and as anticipated to be conducted; (ii) in connection with the ownership or use of its properties; or
(iii) to permit the Corporation to enter into or perform its obligations under the Transaction Documents. All of such Permits are in full force and effect and the Corporation and each Subsidiary is in compliance with all of the terms and provisions thereof, except for any non-compliance that, either individually or in the aggregate, does not and could not reasonably be expected to have a Material Adverse Effect. No Legal Proceeding is pending, or to the knowledge of the Corporation threatened, with respect to the cancellation or revocation of any such Permit. True and complete copies of all such Permits have been made available by the Corporation to the Investors or their counsel for inspection.

3.33  PUBLIC DISCLOSURES

No event or circumstance has occurred or exists with respect to the Corporation or any Subsidiary or their respective businesses, properties, prospects, operations or financial condition, which, under any applicable law, rule or regulation, requires public disclosure or announcement by the Corporation but which has not been so publicly announced or disclosed. The Corporation is a "foreign private issuer" as defined Rule 3b-4 under the Exchange Act. The annual report of the Corporation for the Corporation's most recently completed financial year, as filed with the SEC on Form 20-F (the "REPORT") did not at the time filed with the SEC contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading. Each of the financial statements, and other financial information included in the Reports, has been prepared in accordance with generally accepted accounting principles applied on a consistent basis (except as may be indicated therein or in the notes thereto) and fairly present in all material respects the financial condition, results of operations and cash flows of the Corporation as of, and for, the periods presented. The Corporation's disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal controls over financial reporting comply in all material respects with all applicable securities laws, including, without limitation, the provisions of the United States Sarbanes-Oxley Act of 2002 applicable to foreign private issuers.

3.34  COMPLIANCE WITH SECURITIES LAW

Subject to and assuming the accuracy of the representations and warranties given by the Investors in Article 4, the offer, issuance, and delivery of the Warrants and IPO Warrants as contemplated by this Agreement is exempt from the registration requirements of the Securities Act, and is exempt from the prospectus, registration and/or qualification requirements, as applicable, under any applicable states' securities laws and is exempt from the prospectus and registration requirements under Canadian Securities Laws.

3.35  FULL ACCESS

The Investors and their representatives have had full and open access to the management of the Corporation and to such other information as the Investors have requested in considering its decision with respect to the Investment and have had an opportunity to ask questions with respect to the business and affairs of the Corporation and the Investment. The Corporation has complied in good faith with all requests of the Investors and their representatives for documents and information relating to the Corporation, the Subsidiaries and the Business in connection with the transactions contemplated hereby, and has not failed to deliver any available document or other information requested by the Investors or their representatives in connection herewith.

3.36  DISCLOSURE

The Corporation has disclosed to the Investors all facts known to it relating to the Business and assets of the Corporation and the Subsidiaries which could reasonably be expected to be material to a purchaser of the Warrants or the Warrant Shares. No representation or warranty by the Corporation contained in the Transaction Documents, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading. To the knowledge of the Corporation, there is no fact or circumstance relating specifically to the Business or condition of the Corporation and the Subsidiaries, taken as a whole, that could reasonably be expected to result in a Material Adverse Effect and that is not disclosed in this Agreement or the Disclosure Schedule.

                                   ARTICLE 4
                 REPRESENTATIONS AND WARRANTIES OF THE INVESTORS

Each Investor, severally and not jointly, represents and warrants to the Corporation as of Closing as follows, and acknowledges that the representations and warranties contained in this Agreement are made by it with the intent that they may be relied upon by the Corporation in determining the Investor's eligibility to purchase the Warrants.

4.1   NO PUBLIC SALE OR DISTRIBUTION

Such Investor is (i) acquiring the Warrants and (ii) upon exercise of the Warrants or the IPO Warrants, will acquire the Warrant Shares and IPO Warrant Shares issuable upon exercise of the Warrants and IPO Warrants, respectively, in each case, for its own account for investment purposes only and not for the benefit of any other person and not with a view towards, or for resale in connection with, the public sale or distribution thereof in violation of provincial, state or federal securities Laws in Canada or the United States.

4.2   ACCREDITED INVESTOR STATUS

Such Investor is an "accredited investor" as defined in National Instrument 45-106.

Such Investor is not an entity formed for the sole purpose of acquiring the Securities. Such investor will provide a declaration to the Corporation with respect to its accredited investor status in a form acceptable to the Corporation.

4.3   RELIANCE ON EXEMPTIONS.

Such Investor understands that the Securities are being offered and sold to it in reliance on specific exemptions from (i) the registration requirements of United States federal and state securities laws and (ii) the prospectus and registration requirements of Canadian Securities Laws and that the Corporation is relying in part upon the truth and accuracy of, and such Investor's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Investor set forth herein in order to determine the availability of such exemptions and the eligibility of such Investor to acquire the Securities.

4.4   NO GENERAL SOLICITATION OR ADVERTISING

Such Investor acknowledges that it is not purchasing the Warrants as a result of any general solicitation or general advertising, as such terms are used in Rule 502(c) of Regulation D under the 1933 Act, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

4.5   INFORMATION

Such Investor and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Corporation and materials relating to the offer and sale of the Securities which have been requested by such Investor. Such Investor and its advisors, if any, have been afforded the opportunity to ask questions of, and receive answers from, the Corporation. Neither such inquiries nor any other due diligence investigations conducted by such Investor or its advisors, if any, or its representatives shall modify, amend or affect such Investor's right to rely on the Corporation's representations and warranties contained herein. Such Investor understands that its investment in the Securities involves a high degree of risk and is able to bear the economic risk of a loss of all of such investment. Such Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Securities and has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

4.6   NO GOVERNMENTAL REVIEW

Such Investor understands that no United States or Canadian federal, state or provincial agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

4.7   TRANSFER OR RESALE

Such Investor understands that: (i) except as provided in the Registration Rights Agreement, the Securities have not been and will not be registered under the 1933 Act or any state securities laws or qualified under Canadian Securities Laws; and (ii) such Investor understands and acknowledges that the Warrants and the Warrant Shares are "restricted securities" within the meaning of Rule 144 under the 1933 Act, and such Investor agrees that if it decides to offer, sell or otherwise transfer any of the Securities, such Securities may be offered, sold or otherwise transferred only: (A) pursuant to an effective registration statement under the 1933 Act; (B) to the Corporation; (C) outside the United States in accordance with Rule 904 of Regulation S under the 1933 Act and in compliance with local laws; or (D) within the United States (1) in accordance with the exemption from registration under the 1933 Act provided by (i) Rule 144 or (ii) Rule 144A thereunder, if available, and in compliance with any applicable state securities laws or (2) in a transaction that does not require registration under the 1933 Act or applicable state securities laws, and the seller shall, in the case of transfers pursuant to D(1)(i) or D(2) above, be required to furnish to the Corporation an opinion to such effect from counsel of recognized standing reasonably satisfactory to the Corporation prior to such offer, sale or transfer.

4.8   LEGENDS

Such Investor understands that upon the original issuance thereof, and until such time as the same is no longer required under applicable requirements of the 1933 Act or applicable state or provincial securities laws, the certificates or other instruments representing the Warrants and, unless no longer applicable at the time of issuance, the Warrant Shares, the IPO Warrants and the IPO Warrant Shares, and all certificates or other instruments issued in exchange therefor or in substitution thereof, shall bear the following legend:

      "UNLESS PERMITTED UNDER CANADIAN SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF SHALL NOT TRADE SUCH SECURITIES BEFORE THE DATE THAT IS FOUR MONTHS AND A DAY AFTER THE LATER OF (I) [THE DISTRIBUTION DATE], AND (II) THE DATE THE CORPORATION BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY."

4.9   CONSENT

Such Investor consents to the Corporation making a notation on its records or giving instructions to any transfer agent of the Common Shares in order to implement the restrictions on transfer set forth and described herein.

4.10  FOREIGN ISSUER

Such Investor understands and acknowledges that the Corporation (i) is not obligated to remain a "foreign issuer" within the meaning of Regulation S under the 1933 Act, (ii) may not, at the time the Warrants or the Warrant Shares are resold or converted by such Investor, or at any other time, by a foreign issuer; and (iii) may engage in one or more transactions which could cause the Corporation to not be a foreign issuer.

4.11  FILINGS

If required by applicable securities legislation, regulatory policy or order, or if required or requested by any securities commission, stock exchange or other regulatory authority, at the request of and at the sole expense of the Corporation, such Investor will execute, deliver and file and otherwise assist the Corporation in filing reports, questionnaires, undertakings and other documents with respect to the issue of the Securities.

4.12  VALIDITY; ENFORCEMENT

This Agreement, the Registration Rights Agreement and the Shareholders Agreement have been duly and validly authorized, executed and delivered on behalf of such Investor and constitute the legal, valid and binding obligations of such Investor enforceable against such Investor in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies and except that the enforcement of any rights to indemnity and contribution in the Registration Rights Agreement may be limited by federal, provincial and state securities laws and the principles of public policy underlying those laws.

4.13  RESIDENCY

For purposes of securities Laws, such Investor is a resident of that jurisdiction specified below its address in Schedule A.

4.14  EVALUATION OF RISK

The Investor:

      (a) is knowledgeable, sophisticated and experienced in business and financial matters;

      (b) has had access to management of the Corporation and its records for the purpose of conducting its due diligence;

      (c) is capable of evaluating the merits and risks of an investment in the Securities; and

      (d) is able to bear the economic risk of an investment in the Securities, including a complete loss of its investment.

4.15  NO REPRESENTATIONS REGARDING RESALE

No Person has made any written or oral representation to the Investor:

      (a)   that the Person will resell or repurchase the Securities;

      (b)   that any Person will refund the purchase price of such Securities;

      (c)   as to the future price or value of such Securities; or

      (d) that such Securities will be listed on any stock exchange or that application has been or will be made to list such Securities upon any stock exchange.

                                    ARTICLE 5
                              ADDITIONAL COVENANTS

5.1   PAYMENT OF INVESTOR EXPENSES

The Corporation will, on Closing, pay all of the reasonable legal fees and disbursements and other reasonable out-of-pocket expenses incurred by the Investors in connection with the transactions contemplated in this Agreement and the various agreements and documents referred to in this Agreement, up to a maximum aggregate amount of $- (plus GST, if applicable).

5.2   USE OF PROCEEDS

The Corporation will use the proceeds from the sale of the Warrants for working capital.

                                    ARTICLE 6
                          SURVIVAL AND INDEMNIFICATION

6.1   SURVIVAL

Subject to the limitations contained in this Agreement, all representations and warranties contained in this Agreement on the part of each of the Parties survive the Closing, the payment of the purchase price for the Warrants and the issuance of the Securities.

6.2   INDEMNIFICATION OBLIGATIONS

      (a) In consideration of each Investor's execution and delivery of the Transaction Documents and acquiring the Securities hereunder and in addition to all of the Corporation's other obligations under the Transaction Documents, the Corporation shall defend, protect, indemnify and hold harmless each Investor and such Investor's stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons' agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (each, an "INDEMNITEE" and collectively, the "INDEMNITEES"), as incurred, from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "INDEMNIFIED LIABILITIES"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Corporation in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Corporation contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby or (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Corporation) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities or
            (iii) the status of such Investor or holder of the Securities as an investor in the Corporation pursuant to the transactions contemplated by the Transaction Documents; provided that indemnification pursuant to this clause (iii) shall not be available to the extent arising primarily from such Investor's bad faith, breach of the Transaction Documents, fraud, gross negligence or willful misconduct. To the extent that the foregoing undertaking by the Corporation may be unenforceable for any reason, the Corporation shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

      (b) The obligations of the Corporation under Section 6.2(a) are subject to the following limitations:

            (i)   except for the matters referred to in paragraphs (ii) and
                  (iii), the obligations of the Corporation under Section 6.2(a) terminate on the date that is two years following the date of this Agreement, except with respect to bona fide claims by any Indemnitee set forth in written notices given by them to the Corporation prior to such date;

            (ii) the obligations of the Corporation in respect of any claim relating to tax matters, including any claim arising out of
                  Section 3.16, terminate on the date that is 90 days after the relevant governmental authorities are no longer entitled to assess or reassess liability for taxes (other than interest, penalties, fines, additions to tax or other additional amounts) against the Corporation, having regard to any waivers given by the Corporation in respect of any taxation year, except with respect to bona fide claims by any Indemnitee set forth in written notices given by them to the Corporation prior to such date;

            (iii) the obligations of the Corporation in respect of any claim relating to Section 3.1 (Incorporation and Organization) or
                  Section 3.7 (Corporate Authorization), and any claim based upon fraud, survive indefinitely; and

            (iv) for greater certainty, if the Indemnitee has not given notice, in the manner and within the time periods specified in this
                  Section 6.2(b), to the Indemnifying Party of an alleged Loss arising from any Claim relating to a breach of any representation or warranty or of any covenant or other obligation contained in any of the Transaction Documents, the Indemnifying Party will have no financial obligation to the Indemnitee in respect of such breach.

      (c) No Claims may be asserted by any Indemnitee under this Article 6 unless and until the aggregate amount of any Losses of the Indemnitees in respect of any and all Claims asserted pursuant to this Article 6 collectively exceeds one hundred thousand dollars ($100,000) in which event the amount of all such Loss including such one hundred thousand dollar ($100,000) amount may be asserted. Notwithstanding the foregoing, the threshold for any Claims asserted based on a breach of any representation and warranty contained in
            Section 3.16 hereof shall be five hundred thousand dollars ($500,000). Notwithstanding any other provision of this Agreement, no Claims may be asserted by any Indemnitee hereunder and in no event shall the Indemnifying Party be required to indemnify the Indemnitees, collectively, for Losses in an aggregate amount greater than the purchase price for the Warrants.

6.3   PROCEDURE FOR INDEMNIFICATION CLAIMS

      (a) Claim Notice. If an Indemnitee becomes aware of any claim in respect of which the Corporation is required to indemnify the Indemnitee pursuant to Section 6.2, the Indemnitee will promptly give written notice of the claim (a "CLAIM NOTICE") to the Corporation. The Claim Notice must specify whether the claim arises as a result of a Third Party Claim (as defined in paragraph (c) below) and must also specify with reasonable particularity:

            (i)   the factual basis for the claim; and

            (ii)  the amount of the claim, if known.

      (b) Claims Other Than Third Party Claims. Following receipt from an Indemnitee of a Claim Notice for indemnification that has not arisen in respect of a Third Party Claim and in respect of which a right of indemnification given pursuant to Section 6.2 may apply, the Corporation has 30 days to make such investigation of the claim as it considers necessary or desirable. For the purpose of such investigation, the Indemnitee will make available to the Corporation the information relied upon by the Indemnitee to substantiate the claim. If the Indemnitee and the Corporation agree at or prior to the expiry of such 30-day period (or any mutually agreed upon extension) to the validity and amount of the claim, the Corporation will immediately pay to the Indemnitee the full agreed upon amount of the claim. If the Indemnitee and the Corporation do not agree within such period (or any mutually agreed upon extension), such dispute will be resolved in a manner determined by the Parties or in such other manner available by Law to either Party.

      (c) Third Party Claims. The Indemnitee will notify the Corporation in writing after being informed that facts exist that might result in a claim originating from a Person other than the Indemnitee (a "THIRD PARTY CLAIM") and in respect of which a right of indemnification given pursuant to Section 6.2 might apply. The Corporation may elect, by written notice delivered to the Indemnitee within 30 days of receipt by the Corporation of the Claim Notice from the Indemnitee in respect of the Third Party Claim, at the sole expense of the Corporation, to participate in or assume control of the negotiation, settlement or defence of the Third Party Claim, but only if:

            (i) such participation or assumption of control is carried out at all times in a diligent and bona fide manner;

            (ii) the Corporation acknowledges in writing its obligation to indemnify the Indemnitee in accordance with the terms contained in this Agreement in respect of the Third Party Claim and furnishes such security or other assurances as the Indemnitee may reasonably request in connection the Corporation's indemnification obligations; and

            (iii) the Corporation pays all reasonable out-of-pocket expenses incurred by the Indemnitee as a result of such participation or assumption.

            If the Corporation elects to assume such control, the Indemnitee will cooperate with the Corporation and its counsel and will have the right to participate in the negotiation, settlement or defence of such Third Party Claim. The costs of the Indemnitee's counsel will be paid by the Indemnitee unless the named parties to any action or proceeding include both the Corporation and the Indemnitee and representation of both the Corporation and the Indemnitee by the same counsel would be inappropriate due to the actual or potential differing interests between them (such as the availability of different defences), in which case the Corporation will pay such expenses. If the Corporation does not elect to assume control or, having elected to assume such control, fails to proceed diligently with the settlement or defence of any such Third Party Claim, the Indemnitee may (but is not obligated) to assume such control. In such case, the Corporation will cooperate where necessary with the Indemnitee and its counsel in connection with such Third Party Claim and, subject to Section 6.4, the Corporation is bound by the results obtained by the Indemnitee with respect to such Third Party Claim.

6.4   ADDITIONAL RULES AND PROCEDURES.

The obligation of the Corporation to indemnify the Indemnitees pursuant to this
Article 6 is also subject to the following:

      (a) whether or not the Corporation assumes control of the negotiation, settlement or defence of any Third Party Claim, the Indemnitee will not settle or compromise any Third Party Claim except with the prior written consent of the Corporation (which consent may not be unreasonably withheld). A failure by the Corporation to respond in writing to a written request given in accordance with Section 7.1 by the Indemnitee for consent for a period of 15 Business Days or more is deemed a consent by the Corporation to such request. If any such consent is not obtained, the liability of the Corporation is limited to the proposed settlement amount;

      (b) the Corporation and the Indemnitee will provide each other on an ongoing basis with all information that may be relevant to the other's liability under this Agreement and will supply copies of all relevant documentation promptly as they become available; and

      (c) the Corporation will not settle any Third Party Claim or conduct any related legal or administrative proceeding in a manner that would, in the opinion of the Indemnitee, acting reasonably, have a Material Adverse Effect on the Indemnitee, but only if the Indemnitee has notified the Corporation in writing of such opinion after the Corporation has notified the Indemnitee in writing of the Corporation's intention to settle such Third Party Claim.

6.5   INVESTORS INDEMNITY

Each Investor will indemnify, defend and hold harmless the Corporation and each of its officers, directors, employees, trustees, agents and representatives, and their successors, on an after-tax basis, from and against any damages or losses incurred or suffered by any of them in any capacity and resulting from or relating to the breach by such Investor of any of the representations, warranties or covenants contained in this Agreement. In the case of any claim against the Investors pursuant to this Section 6.5, Sections 6.3 and 6.4 apply to such claim, mutatis mutandis.

                                    ARTICLE 7
                                     GENERAL

7.1   NOTICES

Any notice given in connection with this Agreement must be in writing and is sufficiently given if delivered (whether in person, by courier service or other personal method of delivery), or if transmitted by fax:

      (a)   in the case of a notice to the Corporation at:

            Mitel Networks Corporation
            350 Legget Drive
            Kanata, ON  K2K 2W7

            Attention: Senior Corporate Counsel
            Fax:       (613) 592-4784

      with a copy to:

            Osler, Hoskin & Harcourt LLP
            Suite 1500
            50 O'Connor Street
            Ottawa, ON  K1P 6L2

            Attention: Craig Wright
            Fax:       (613) 235-2867

      (b) in the case of a notice to the Investors at the addresses set out on Schedule A.

Any notice delivered or transmitted to a Party in accordance with the foregoing is deemed given and received on the day it is delivered or transmitted if it is delivered or transmitted on a Business Day prior to 5:00 p.m. local time in the place of delivery or receipt. If the notice is delivered or transmitted after 5:00 p.m. local time or if such day is not a Business Day, then the notice is deemed to have been given and received on the next Business Day. Any Party may, from time to time, change its address or fax number by giving notice to the other Parties in accordance with the provisions of this Section 7.1.

7.2   AMENDMENT

This Agreement may only be amended, supplemented, modified or terminated by the agreement in writing of the Corporation and the Investors.

7.3   ADDITIONAL PARTY

The Parties acknowledge that, subsequent to the date of this Agreement, the Corporation may issue Warrants to additional purchasers and that such additional purchasers may become parties to this Agreement by executing a counterpart signature page substantially in the form attached as Schedule E. Upon execution and delivery of the counterpart signature page and acceptance by the Corporation, the additional purchaser will be a party to this Agreement as an Investor and be subject to the terms and conditions of this Agreement as if it were an original signatory.

7.4   EXECUTION AND DELIVERY

This Agreement may be executed by the parties in counterparts and may be executed and delivered by fax, and all such counterparts and faxes together constitute one agreement.

7.5   BENEFIT OF THE AGREEMENT

This Agreement enures to the benefit of and is binding upon the respective heirs, executors, administrators, successors and permitted assigns of the parties.

7.6   ASSIGNMENT

Subject to applicable securities Laws and the Shareholder Agreement:

      (a) the Investors may assign any of their rights under this Agreement to any Affiliate or to any permitted transferee of the Warrants if, as a condition of such assignment, the assignee assumes in writing the liabilities and obligations of the Investors under this Agreement; and

      (b) the Corporation may not assign any of its rights, or delegate any of its obligations, under this Agreement without the prior written consent of each of the other Parties, and any such purported assignment without the written consent of the other Parties is void.

7.7   FURTHER ASSURANCES

From time to time, on and after the Closing, each Party will promptly execute and deliver all such further instruments and assurances, and will promptly take all such further actions, as the other Party may reasonably request in order to effect or confirm the transactions contemplated by this Agreement or any of the Transaction Documents and to carry out the purposes of this Agreement and any of the Transaction Documents.

                            [SIGNATURE PAGES FOLLOW.]

      IN WITNESS WHEREOF the Parties have duly executed this Agreement.

                                             MITEL NETWORKS CORPORATION

                                             By: /s/ Steve Spooner
                                                 -----------------------------
                                                   Name: Steve Spooner
                                                   Title: CFO

                      [SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT]

                                             WESLEY CLOVER CORPORATION

                                             By: /s/ Paul Chiarelli
                                                 -------------------------------
                                                   Name: Paul Chiarelli
                                                   Title: VP Finance

             [COUNTERPART SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT]

                                   SCHEDULE A

                                    INVESTORS

                                     PART I

                                    AGGREGATE

                                                                      AGGREGATE
                                                        NUMBER OF     PURCHASE
          NAME                       ADDRESS            WARRANTS        PRICE
-------------------------    -----------------------    ---------    -----------
Wesley Clover Corporation    555 Legget Drive            15,000      $15,000,000
                             Suite 534, Tower B
                             Kanata, Ontario, Canada
                             K2K 2X3

-                            -                                -      $         -

-                            -                                -      $         -

-                            -                                -      $         -

-                            -                                -      $         -

TOTAL                                                         -      $         -

                                     PART II

                                  FIRST TRANCHE

                                                                      AGGREGATE
                                                        NUMBER OF     PURCHASE
          NAME                       ADDRESS            WARRANTS        PRICE
-------------------------    -----------------------    ---------    -----------
Wesley Clover Corporation    555 Legget Drive            15,000      $15,000,000
                             Suite 534, Tower B
                             Kanata, Ontario, Canada
                             K2K 2X3

                                   SCHEDULE B

                                 FORM OF WARRANT

                                  SCHEDULE "C"

                               DISCLOSURE SCHEDULE

This document constitutes the disclosure schedule (the "Disclosure Schedule") referred to in the Subscription Agreement (the "Subscription Agreement") dated September 21, 2006 between the Corporation and Wesley Clover Corporation. Unless the context otherwise requires, words and expressions defined in the Subscription Agreement shall have the same meanings in this Disclosure Schedule.

Disclosure in any one section of this Disclosure Schedule shall be deemed to be disclosure for purposes of all other Sections of this Disclosure Schedule to the extent such actual disclosure in the one Section contains sufficient information so as to constitute adequate disclosure for purposes of that other Section or Sections and where such actual disclosure would be reasonably apparent to be applicable to such other Section or Sections. Reference to any matter in any Section shall not be deemed to an acknowledgement by the Corporation that such matter meets or exceeds any applicable threshold of materiality or any other relevant threshold.

In some respects, this Disclosure Schedule sets forth conditions, sets of facts or other disclosure not strictly called for by the Subscription Agreement where it was thought that such disclosure might be helpful. No implication shall be drawn that any condition, set of facts or other disclosure set forth herein is necessarily material or is otherwise required to be disclosed or that the inclusion of such disclosure establishes or implies a standard of materiality, a standard for what is or is not in the usual and ordinary course of business or any other standard for disclosure set forth in the Agreement.

The following specific disclosures are made in relation to the Subscription
Agreement:

                                   SECTION 3.3

                                  SUBSIDIARIES

LIST OF SUBSIDIARIES:

The full corporate name, jurisdiction of incorporation and registered and beneficial ownership of the issued and outstanding shares of each direct and indirect Subsidiary is as follows:

                                        JURISDICTION
                                             OF
NAME OF SUBSIDIARY                      INCORPORATION         OWNERSHIP OF SECURITIES
------------------                     --------------   ----------------------------------
Mitel Networks Holdings Limited        United Kingdom   Wholly-owned by the Corporation

Mitel Networks Asia Pacific Limited       Hong Kong     Wholly-owned by the Corporation

Mitel Networks International Limited       Barbados     Wholly-owned by the Corporation

Mitel Networks Overseas Limited            Barbados     Wholly-owned by the Corporation

Mitel Networks Limited                 United Kingdom   Wholly-owned by Mitel Networks
                                                        Holdings Limited, which is in turn
                                                        wholly-owned by the Corporation

Mitel Networks SARL                        France       Wholly-owned by Mitel Networks
                                                        Limited, which is in turn
                                                        wholly-owned by Mitel Networks
                                                        Holdings Limited, which is in turn
                                                        wholly-owned by the Corporation

Mitel Networks Italia SRL                   Italy       Wholly-owned by Mitel Networks
                                                        Limited, which is in turn
                                                        wholly-owned by Mitel Networks
                                                        Holdings Limited, which is in turn
                                                        wholly-owned by the Corporation

Mitel Networks, Inc.                      Delaware      Wholly owned by Mitel Networks
                                                        Limited, which is in turn
                                                        wholly-owned by Mitel Networks
                                                        Holdings Limited, which is in turn
                                                        wholly-owned by the Corporation

Mitel Networks Germany GmbH                Germany      Wholly-owned by Mitel Networks
                                                        Limited, which is in turn
                                                        wholly-owned by Mitel Networks
                                                        Holdings Limited, which is in turn
                                                        wholly-owned by the Corporation

Mitel Telecom Limited                  United Kingdom   Wholly-owned by Mitel Networks
                                                        Limited, which is in turn
                                                        wholly-owned by Mitel Networks
                                                        Holdings Limited, which is in turn
                                                        wholly-owned by the Corporation

Mitel Financial Services Limited       United Kingdom   25% owned by First Asset Finance
                                                        PLC; 75% owned by Mitel Networks
                                                        Limited, which is in turn
                                                        wholly-owned by Mitel Networks
                                                        Holdings Limited, which is in turn
                                                        wholly-owned by the Corporation

Mitel Networks (Mexico), S.A. de           Mexico       Wholly owned by the Corporation

                                        JURISDICTION
                                             OF
NAME OF SUBSIDIARY                      INCORPORATION         OWNERSHIP OF SECURITIES
------------------                     --------------   ----------------------------------
C.V.                                       Brazil       Wholly owned by the Corporation
Mitel Comercio e Servicos do Brasil
Ltda.

Certain corporate filings for Mitel Networks Holdings Limited, namely, annual audited financial statements for the fiscal year ended April 27, 2005, which were due February 2006 have not yet been filed with the UK Companies House. The Corporation expects to complete and to undertake such filings, on behalf of Mitel Networks Holdings Limited, in the 2nd quarter of the Corporation's next fiscal year (FY07). As a result of having not completed such corporate filings, Mitel Networks Holdings Limited may not be in good standing under the laws of its jurisdiction.

PARTNERSHIPS, JOINT VENTURES, ETC.:

The Corporation or its Subsidiaries are a partner or participant in the following partnerships or joint ventures, or own or have agreed to acquire securities in the following businesses or Persons:

NAME OF JOINT VENTURE              JURISDICTION      OWNERSHIP OF SECURITIES
---------------------              ------------   -----------------------------
Tianchi Mitel Telecommunications      China       50 % owned by the Corporation
Corp

                                                  -    25% owned by Tricom
                                                       Tianchi Limited

                                                  -    21.25% owned by Tianjin
                                                       Zhonghuan Electronic
                                                       Computer Corporation

                                                  -    3.125% owned by Tianjin
                                                       Economic Technological
                                                       Development Area
                                                       Industrial Investment
                                                       Company

                                                  -    0.625% owned by Trianjin
                                                       Post and
                                                       Telecommunications
                                                       Administration of China

The Corporation is not a partner in a partnership.

                                   SECTION 3.5

                   AUTHORIZED, ISSUED AND OUTSTANDING CAPITAL

A. STOCKHOLDER RIGHTS AND RESTRICTIONS (INTER ALIA, PRICE PROTECTION, TRANSFER, PREEMPTIVE. CONVERSION, REDEMPTION, PUT AND ANTI-DILUTION RIGHTS).

     a) Pursuant to an arrangement between the Corporation and Osier, Hoskin & Harcourt LLP ("OHH") in respect of the provision of legal services to the Corporation, (a) the Corporation may issue Common Shares to OHH in partial satisfaction of outstanding accounts with that firm, up to 25% of the value of each eligible invoice capped at a dollar amount of $200,000 per year, and (b) certain "price protection" rights have been granted to OHH such that OHH will be issued additional Common Shares if the Corporation subsequently issues Common Shares (or grants options) at a lower price.

     b) The Corporation, Wesley Clover Corporation (by virtue of amalgamation between Wesley Clover Corporation and Mitel Systems Corporation), Zarlink Semiconductor Inc., Power Technology Investment Corporation ("PTIC"), Dr. Terrence Matthews, EdgeStone and Celtic Tech Jet Limited ("CTJL"), are parties to the Shareholders Agreement. CTJL, in purchasing all of the common shares of the Corporation held by Mitel Knowledge Corporation, is now a party to the Shareholders Agreement. In disposing its interest in the Corporation, Mitel Knowledge is no longer a party to the Shareholders Agreement. The Shareholders Agreement contains provisions relating to the entitlement of EdgeStone to appoint two directors to the Board of Directors of the Corporation, the obligation to obtain Edgestone approval in connection with certain matters (including but not limited to changes to the Corporation's by-laws or articles of incorporation and material changes to the business of the Corporation and various other provisions respecting the management of the Corporation and dealings with the securities of the Corporation held by the shareholders which are parties to the Shareholders Agreement (please also see Section 3.8 to this Disclosure Schedule). Certain parties to the Shareholders Agreement, namely, Wesley Clover and CTJC, are corporations controlled directly or indirectly by Dr. Matthews.

          The Shareholders Agreement also contains put rights in favour of certain of the shareholders, as follows:

          - If the Corporation has not completed an initial public offering by September 1, 2006, Zarlink shall have the right, exercisable for 90 days after September 1, 2006, to require the Corporation to repurchase all or any portion of the 10,000,000 common shares held by Zarlink (subject to appropriate adjustment for events such as stock splits) at a purchase price of CAD$2.85 per share.

          - If the Corporation has not completed an initial public offering by September 1, 2006, PTIC shall have the right, exercisable for 90 days after September 1, 2006, to require the Corporation to repurchase all or any portion of the 16,000,000 Series B Shares (subject to appropriate adjustment for events such as stock splits) held by it on the date of the Shareholders Agreement (or the common shares issued on the conversion thereof). The purchase price shall be with respect to each Series B Shares, CAD$1.00 per share (subject to appropriate adjustments) and, with respect to each common share issued on the conversion of a Series B Share, equal to CAD$1.00 divided by the number of common shares issued upon conversion of such Series B Share, in either case together with an amount equal to the interest on the aggregate amount payable for such shares at a rate of 7% per annum commencing August 31, 2001 and compounded semi-annually.

          - If either of Zarlink or PTIC exercises its put rights as described above, EdgeStone shall also have the right to require the Corporation to repurchase all but not less than all of the Series A Shares then held by EdgeStone, for a purchase price equal to the sum of (i) CAD$1.00 per share (subject to appropriate adjustment for events such as stock splits) plus an amount equal to any declared but unpaid dividends on such shares; plus (ii) the issuance of that number of common shares equal to the number of common shares then issuable on the conversion of the Series A Shares then held by EdgeStone. Following the purchase of such Series A Shares from EdgeStone by the Corporation upon the exercise of such put rights by EdgeStone, EdgeStone shall also have the right, upon certain sale events or after five years plus one day after the date of the Financing, to require the Corporation to repurchase all or any of its common shares or convertible securities then held, for a purchase price based on the then fair market value of such securities.

          - Where EdgeStone and one or more of the other shareholders exercises their put rights, EdgeStone shall have priority, such that the Corporation will be required to repurchase all of EdgeStone's securities which are the subject of the exercise of its put right, before any payments are made to Zarlink and/or PTIC. Thereafter, where both Zarlink and PTIC have exercised their put rights, their put rights shall rank pari passu.

          - By Amending Agreement dated June 26, 2006, the shareholders to the Shareholders Agreement agreed to extend the date under which PTIC and Zarlink (and by extension, Edgestone) can exercise their respective put rights, to May 1, 2007. The Noteholders (as required under the terms of the Notes), provided their written consent to the extension by Consent dated June 26, 2006.

          The Shareholders Agreement also contains certain pre-emptive rights in favour of certain shareholders to the Shareholders Agreement. Please see Section 3.8 of this Disclosure Schedule.

          Please see the Shareholders Agreement, Amending Agreement, and Noteholder Consent, all of which are annexed to this Section 3.5 as Appendix "A", "B", and "C", respectively, for further details.

     c) On April 27, 2005, the Corporation completed a convertible debt financing transaction in accordance with the terms and conditions of the Securities Purchase Agreement, in which the Corporation issued and sold $55.0 million in aggregate principal amount of convertible Notes and warrants to purchase 16.5 million of the Corporation's Common
          Shares:

          - Each of the convertible Notes issued and sold to the noteholders contains identical terms and conditions, although the principal amount may vary between noteholders. The convertible Notes mature on April 28, 2010 and accrue interest, payable semi-annually in arrears, (a) prior to the consummation of a qualified initial public offering ( "Qualified IPO", as described in the convertible Notes), at the London Inter-Bank Offer Rate plus 5%,
               (b) following consummation of a Qualified IPO, at London Inter-Bank Offer Rate plus 2.5% and (c) on or after the 30 month anniversary of the issuance date of the convertible Notes if a Qualified IPO has not been consummated, at LIBOR plus 10%.

          - Conversion: Each noteholder is entitled to convert any portion of the balance of the principal and accrued interest outstanding on its convertible Note into Common Shares of the Corporation, with the number of Common Shares to be received being determined by dividing the outstanding principal and accrued interest owing on each convertible Note by a conversion price (the "Conversion Price") calculated (subject to applicable adjustments) following completion of a Qualified IPO on the basis of a formula that is 110% of the lower of (a) the price per common share in Qualified IPO, and (b) the higher of (i) the average 10-day trading price of Common Shares of the Corporation on the Nasdaq Global Market immediately following the date of expiry of the lock-up restrictions entered into by a noteholder in connection with the Qualified IPO and
               (ii) 80% of the price per common share in the Qualified IPO, and
               (b) in connection with certain fundamental changes to the Corporation's business, including a sale of all or substantially all of the assets of the Corporation, and prior to the consummation of a Qualified IPO calculated on the basis of $1.50 per common share..

          - Default: The Securities Purchase Agreement, convertible Notes and related transaction documentation, contain customary events of default, including but not limited to payment defaults, breaches of agreements and conditions, covenant defaults, cross defaults and certain events of bankruptcy or insolvency. A default in the performance by the Corporation of any covenant, agreement or condition in the convertible Notes will generally not constitute an event of default unless the default continues, unremedied, for a period of 30 days after the Corporation has been given notice of the default by a noteholder. In the event of an uncured default under the convertible Notes, the noteholders have the right to accelerate and require the Corporation to redeem all or any portion of the convertible Notes at a price equal to the principal plus accrued interest of the convertible Notes then outstanding.

          - Fundamental Change: In the event of a fundamental change that occurs prior to the maturity date, each noteholder will have the option to either convert all or a portion of its convertible Note into Common Shares of the Corporation or obligate the Corporation to repurchase all or a portion of the convertible Note principal and accrued interest. In the event of conversion, each convertible noteholder will receive a number of common shares determined by dividing the outstanding principal and accrued interest owing on the convertible Note(s) by the Conversion Price. Under the terms of the convertible Notes, a fundamental change includes the sale of all or substantially all of the property or assets of the Corporation, a change of control, shareholder approved liquidation or dissolution, a merger or acquisition, or the number of shares in the Corporation's capital held directly or indirectly by Dr. Matthews falling below 115,000,000 (subject to adjustments for stock splits, consolidations or other similar adjustments).

          - Make-Whole Premium: In addition, each noteholder that converts in connection with a fundamental change which occurs on or after November 1, 2007 will be entitled to receive a make-whole premium in the form of additional common shares or cash. The make-whole premium is determined based on the effective date of the fundamental change, the current value of the Corporation's common shares, and whether the fundamental change occurs prior to or after a Qualified IPO. The amount of the make-whole premium decreases (i) the larger the increase in the share price from the price per share under a Qualified IPO, and (ii) the longer the period of time that has passed from the issuance date (April 27, 2005) of the Notes. The amount will be zero on or after May 1, 2010.

          - Pledge, Security and Guarantee Agreements: The convertible Notes, and the Corporation's performance under them are, subject to certain exceptions, secured by a security interest over the assets of the Corporation and certain stock and assets of the Material Subsidiaries, as evidenced by certain pledge agreements, security agreements, guarantees, debentures and other related security documents provided by such entities in favor of the convertible noteholders (collectively, the Noteholder Security"). The Noteholder Security terminates (and is discharged) upon the consummation of a Qualified IPO.

          - Participation Rights: Please see Section 3.8 to this Disclosure Schedule.

          Please see the Securities Purchase Agreement (excluding Schedules and Exhibits) and form of Note, both of which are annexed to this Section
          3.5 as Appendix "D" and "E", respectively, for further details. A list of the record holders of the Notes, as at September 19, 2006, is attached as Appendix "F" to this Schedule 3.5.

     d)   Series A Shares:

          - Liquidation Preference -- Upon the occurrence of a liquidation, dissolution or winding-up of the Corporation, or a "change of control" of the Corporation (as defined in the Series A Share provisions), holders of Series A Shares will be entitled to receive from the Corporation, in preference to any distribution to holders of Series B Shares (or any other series of Class B Convertible Preferred Shares) or common shares, an amount, in respect of each Series A Share, equal to the original issue price of CAD$1.00 per share plus any declared but unpaid dividends on such share (the "Series A Liquidation Preference"), subject to customary adjustments. After payment (whether in cash or other consideration) of the Series A Liquidation Preference, and payment (whether in cash or other consideration) of the Series B Liquidation Preference as described below, the holders of the Series A Shares are entitled to receive the amount (the "Series A Participation Amount") resulting from the remaining assets of the Corporation available for distribution to the shareholders of the Corporation rateably on an as-if-converted to common shares basis. Notwithstanding the above, if the liquidation, dissolution, winding-up or change of control occurs within the first two years from the date the Series A Shares were originally issued:

               - If Series A Participation Amount per share would be equal to or greater than the sum of two times the original issue price of the Series A Shares plus declared but unpaid dividends, the holders of Series A Shares will not be entitled to receive the Series A Liquidation Amount and will only receive the Series A Participation Amount; and

               - If Series A Participation Amount per share is less than the sum of two times the original issue price of the Series A Shares plus declared but unpaid dividends, then the maximum amount per Series A Share that the holders are entitled to receive shall be the sum of two times the original issue price of the Series A Shares plus declared but unpaid dividends.

          - Voting -- The Series A Shares have voting rights on an as-if-converted to common shares basis, and shall vote together with the holders of common shares and Series B Shares.

          - Conversion -- The Series A Shares are convertible, at the option of the holder, and automatically in certain circumstances, into common shares of the Corporation, on the basis of one common share for each Series A Share so converted, subject to customary adjustments for events such as stock splits and the anti-dilution protection described below. Events that will trigger the automatic conversion of Series A Shares into common shares include: (i) the completion of an initial public offering meeting certain preconditions; and (ii) the vote of the holders of a certain percentage of the outstanding Series A Shares to require conversion. In addition, if the conversion occurs after two years from the original issuance date of the Series A Shares, holders of Series A Shares will also receive, in respect of each Series A Share, an additional number of common shares (the "Additional Common Shares") equal to the original issue price (as adjusted) of the Series A Shares, divided by the fair market value of a Common Share at the time of such conversion. Further, in the event of a conversion in connection with an initial public offering that does not meet certain pre-conditions within the first two years from the original issuance date, holders of Series A Shares shall also be entitled to receive certain additional common shares, determined, with respect to each Series A Share so converted by a fraction, where the numerator is the difference between two times the issue price less the greater of (i) the issue price and (ii) the IPO offering price, and the denominator is the IPO offering price.

          - Anti-Dilution Protection-- The Series A Shares have "full ratchet" anti-dilution protection, such that if the Corporation issues common shares (or securities exercisable for, convertible into or exchangeable for common shares) at a price per common share which is less than the issue price (as adjusted) of the Series A Shares, then the number of common shares into which the Series A Shares will then be convertible will thereafter be calculated on the basis of the lowest price at which the common shares (or securities exercisable for, convertible into or exchangeable for common shares) were issued.

          - Redemption -- The Series A Shares have redemption rights, which entitle the holders of a certain percentage of the outstanding Series A Shares, at any time following five years and one day from the last date that shares are issued in connection with the Financing, to require the Corporation to redeem the Series A Shares. Subject to the availability of sufficient funds for redemption, upon any such redemption, holders of Series A Shares will be entitled to receive from the Corporation an amount equal to the sum of (i) the number of Series A Shares outstanding multiplied by the sum of the issue price and the per share amount of any declared but unpaid dividends; and (ii) the then fair market value of the common shares into which such Series A Shares are then convertible.

          The terms of the Series A Shares are set forth in the Corporation's Articles of Incorporation as amended which will be delivered to the Investor on or before closing,

     e)   Series B Shares

          - The Series B Shares are substantially the same as the Series A Shares, except that the Series B Shares rank junior to the Series A Shares (but senior to the common shares) with respect to entitlements on a liquidation, dissolution or winding up of the Corporation or a change of control of the Corporation and, where there are insufficient assets available to fully redeem the Series A Shares and Series B Shares, with respect to priorities to certain redemption payments.

          The terms of the Series B Shares are set forth in the Corporation's Articles of Incorporation as amended which will be delivered to the Investor on or before closing,

B.   WARRANTS.

     a)   Warrants to acquire 35,785,410 Common Shares (as at September 19,
          2006) have been granted by the Corporation to the Government of Canada pursuant to the Integrated Communications Solutions R&D Project Agreement dated October 10, 2002, between the Corporation, March Networks Corporation and the Government of Canada (the "TPC Agreement"). The warrants are exercisable on a one-for-one basis for Common Shares of the Corporation for no additional consideration. The TPC Agreement and warrant rights are further described in the Corporation's most recent SEC filing on Form F-l dated July 6, 2006, and as described in and attached as an exhibit to the Corporation's SEC filing on Form 20-F dated October 24, 2005. Warrants to acquire an additional 1,389,476 Common Shares were approved by the Board on September 7,

          2006, in favour of the Government of Canada. The Warrants will be granted upon receipt by the Corporation of CDN$1,570,109 from TPC, representing the remaining funding to the Corporation under the TPC Agreement.

     b) In favour of CIBC World Markets Inc., warrants to purchase a total of 1.000,000 common shares of the Corporation at an exercise price of CDN$1.00, as set forth in the Warrant Certificate and Amendment Agreement, both of which are attached as Appendix "G" to this Schedule 3.5.

     c) In favour of the holders of the convertible Notes, warrants to purchase at total (in the aggregate) of 16 million common shares of the Corporation at an exercise price (subject to appropriate adjustments) (a) prior to the last day of the first 10 trading days following the date of expiry of any lock-up restrictions entered into by the noteholders in connection with a qualified initial public offering ("Qualified IPO", as defined in the Notes), $1.50 per common share, and (b) thereafter, the lower of (i) $1.50 per common share and
          (ii) the average closing price for the 10 day trading price immediately following the date of expiry of such lock-up restrictions which shall be no less than the greater of (A) $1.29 per common share, and (B) 80% of the price per common share in a Qualified IPO. Each of these warrants have been issued and sold to the noteholders on identical terms and conditions, although the number of warrants granted may vary between noteholders. A copy of the form of noteholder warrant is attached as Appendix "H" to this Schedule 3.5.

     d) In favour of Edgestone Capital Equity Fund II-A, L.P., for the aggregate price of CAD$1.00, a warrant (the "Series 2 Warrant") to purchase certain common shares (the "Series 2 Warrant Shares"), in order to provide certain anti-dilution protection to the holder of the Series 2 Warrant upon the occurrence of certain events relating to the exercise of put rights under the Shareholders Agreement. Upon the exercise of certain of such put rights whereby the Corporation is required to repurchase a certain number of common shares and Preferred Shares (the "Repurchased Securities"), the Series 2 Warrant will be exercisable for a number of common shares, determined by multiplying the Series 2 Warrant holder's proportionate share of the then outstanding common shares of the Corporation by the number of shares determined in accordance with the following formula: by dividing (a) the amount by which the aggregate purchase price of the Repurchased Securities exceeds the greater of (i) the fair market value of the Repurchased Securities or (ii) the number of Repurchased Securities multiplied by CAD$1.00; by (b)the then applicable fair market value of a common share. A copy of the Series 2 Warrant is attached as Appendix "I" to this Schedule 3.5.

     e) A list of the record holders of warrants exercisable for shares of capital stock of the Corporation and its Subsidiaries, as at September 19, 2006, is attached as Appendix "J" to this Schedule 3.5.

C.   OPTIONS

     a) The 2001 Employee Stock Option Plan was initially approved by our shareholders on March 6, 2001, and has since been superseded by the 2006 Employee Stock Option Plan. All of (a) the Corporation's non-employee directors, (b) the Corporation's full-time employees and officers, (c) employees, officers and directors of any of the Corporation's subsidiaries and affiliates, and (d) any of its consultants and consultant companies are eligible to participate in the stock option plan. There are no other service requirements or prerequisites to participation in the stock option plan. A total of 25,000,000 common shares are authorized for issuance under the stock option plan. As of August 31, 2006, there were outstanding options to purchase 19,434,045 common shares under the Stock Option Plan. Appropriate adjustments will be made to the number of authorized shares under this plan and to the shares subject to outstanding awards in the event of any reorganization, recapitalization, share split, dividend or other change in our capital structure in order to account for the changed circumstances. The stock option plan contains change of control provisions which accelerate vesting of options under certain circumstances. No acceleration to the vesting of any of our outstanding options will occur as a result of the completion of this offering. As of September 8, 2006, no further options will be granted under the Stock Option Plan. A copy of the Stock Option Plan is attached as Appendix "K" to this Schedule 3.5, and is described in the Corporation's recent SEC filing on Form 20-F (October 24, 2005).

     b)   The 2006 Equity Compensation Plan is attached as Appendix "L" to this
          Schedule 3.5. As of September 19, 2006, no grants have been made under this plan.

     c) A list of options outstanding for shares of capital stock of the Corporation and its Subsidiaries, as at August 31, 2006, is attached as Appendix "M" to this Schedule 3.5.

F.   OTHER PLANS

     a) Effective May 14, 2001, the Corporation entered into the Mitel Networks Corporation U.S. Employee Stock Purchase Plan which plan provided a means for employees of Mitel Networks Inc. and Mitel Networks Solutions, Inc. to purchase common shares in the Corporation for a period of one (1) year from the effective date and in accordance with the terms provided therein. Although the plan is no longer active for the issuance of shares, shares remain issued and outstanding under the agreement.

     b) On December 9, 2004, the Corporation adopted a deferred share unit plan in order to promote a greater alignment of interests among two members of the Corporation's senior management staff and our shareholders. (One of the senior management participants has since left the Corporation.) The Corporation's previous supplemental executive retirement plan was wound up and terminated by the Corporation in favour of the deferred share unit plan. Each deferred share unit entitles the holder to receive a cash lump sum payment equal to the market value of our common shares within one year of cessation of employment. Deferred share units are not considered shares, nor is the holder of any deferred share unit entitled to voting rights or any other rights attaching to the ownership of shares. The number of deferred share units that may be awarded to a participant in any calendar year under the deferred share unit plan is equal to 15% of the participant's annual salary, less the maximum amount of the participant's eligible retirement savings plan contributions in that particular taxable year. Within a year of a participant's cessation of employment with the Corporation, such participant will receive a lump sum payment in cash having a value equal to the number of deferred share units recorded on his account multiplied by the market value of our common shares, less any applicable withholding taxes. The deferred share unit plan is administered by the Corporation's Compensation Committee. A copy of the DSUP is attached to this Schedule 3(s) as Appendix "N".

G. OTHER REDEMPTION OBLIGATIONS, SHAREHOLDER AGREEMENTS OR REGISTRATION RIGHTS AGREEMENTS

     a) As a general practice, the Corporation accepts share subscriptions from certain employees for the purchase of Common Shares, and agrees to advance interest free loans to such employees to purchase such Common Shares. The Corporation has made it a practice, although it is not an obligation, to forgive loans for employees who are terminated involuntarily. In such instances, the Corporation redeems the shares not yet paid for.

     b) Pursuant to the registration rights agreement dated April 27, 2005, (the "2005 Registration Rights Agreement") among the Corporation, Highbridge International LLC, Marathon Special

          Opportunity Master Fund, Ltd. and Fore Master Convertible Fund, Ltd., the holders of registration rights under this agreement are entitled to the rights described below:

          - General Registration Rights. Promptly following the closing of a Qualified IPO, the Corporation is required to prepare and file a resale shelf registration statement with respect to the registrable common shares (the common shares issuable upon conversion of our convertible notes and the 16,500,000 common shares issuable upon exercise of our warrants) under this agreement and use reasonable best efforts to cause the resale shelf registration statement to become effective within 180 days to permit resales by the holders upon the expiry of the 180 day lock-up period. If the resale shelf registration statement has not been declared effective by the SEC within 180 days following completion of a Qualified IPO, the Corporation will be required to make additional interest payments on any outstanding convertible notes held by the holders who asked to have their registrable shares included in the resale shelf registration statement.

          - Piggyback Registration Rights. If the resale shelf registration statement has not been declared effective, and the Corporation registers any other securities for public sale on another registration statement, the holders will have the right to include their common shares in the other registration statement.

          - Termination. The rights under this registration rights agreement terminate on April 27, 2007.

          A copy of this registration rights agreement is attached to this
          Schedule 3.5 as Appendix "O".

     c) Pursuant to the registration rights agreement dated April 23, 2004, among the Corporation and EdgeStone Capital Equity Fund II-B GP, Inc., Mitel Systems Corporation, Mitel Knowledge Corporation, Zarlink Semiconductor Inc., Power Technology Investment Corporation, and Wesley Clover Corporation (the "2004 Registration Rights Agreement"), the holders of registration rights under this agreement are entitled to the rights described below:

          - Demand Registration Rights. At any time after 180 days following the closing date of an initial public offering (as defined in the agreement), the holders of at least 10,000,000 of the common shares having registration rights (as adjusted for share splits, consolidation and other similar events) can request that the Corporation register all or a portion of their shares, so long as the minimum offering amount for any demand registration is C$8,000,000 (or C$5,000,000 in the case of a short-form registration statement on Form F-3 or S-3).

          - Piggyback Registration Rights. Holders have the right to include their shares in an initial public offering, if the Corporation registers any securities for public sale after the offering pursuant to any registration statement, including pursuant to the 2005 Registration Rights Agreement, the holders will have the right to include their common shares in the registration statement.

          - Termination. The rights under this registration rights agreement terminate five years following the date of the initial public offering.

          A copy of this registration rights agreement is attached to this
          Schedule 3.5 as Appendix "P".

Appendices

Appendix A: Shareholder Agreement(1)
Appendix B: Amending Agreement(2)
Appendix C: Consent
Appendix D: Securities Purchase Agreement(2)
Appendix E: Form of Note(2)
Appendix F: Note Register
Appendix G: CIBC Warrant(3), as amended
Appendix H: Form of Noteholder Warrant(2)
Appendix I: Series 2 Warrant(3)
Appendix J: Warrant Register
Appendix K: 2006 Employee Stock Option Plan(4)
Appendix L: 2006 Equity Incentive Plan(2)
Appendix M: Outstanding Options
Appendix N: Deferred Share Unit Plan for Executives(5)
Appendix O: Registration Rights Agreement(5)
Appendix P: Registration Rights Agreement(1)

(1) Filed on May 3, 2004 as an exhibit to a Schedule 13D (Mitel as issuer) by EdgeStone Capital Equity Fund II-A, L.P.; EdgeStone Capital Equity Fund II-US, L.P.; EdgeStone Capital Equity Fund II-US-Inst., L.P.; National Bank Financial & Co. Inc.; EdgeStone Capital Equity Fund II-A GP, L.P.; EdgeStone Capital Equity Fund II US GP, L.P.; EdgeStone Capital Equity Fund II-US-Inst. GP, L.P.; EdgeStone Capital Equity Fund II-A GP, Inc.; EdgeStone Capital Equity Fund II-US Main GP, Inc.; EdgeStone Capital Equity Fund II-US-Inst. GP, Inc.; Samuel L. Duboc; Gilbert S. Palter; Bryan W. Kerdman; Sandra Cowan; and EdgeStone Capital Equity Fund II-B GP, Inc. and incorporated herein by reference.

(2) Filed separately as an exhibit to the annual report on Form 20-F of Mitel for the year ended April 30, 2006 and incorporated herein by reference.

(3) Filed on May 9, 2006 as an exhibit to the Form F-1 of the Registrant, dated May 9, 2006, and incorporated herein by reference.

(4) Filed on March 6, 2006 as an exhibit to the Form S-8 of the Registrant, dated March 6, 2006, and incorporated herein by reference.

(5) Filed separately as an exhibit to the annual report on Form 20-F of Mitel for the year ended April 24, 2005 and the transition period ended April 30, 2005 and incorporated herein by reference.

                                   APPENDIX C

                               CONSENT AND WAIVER

TO: MITEL NETWORKS CORPORATION (THE "CORPORATION") AND THE DIRECTORS AND CERTAIN SHAREHOLDERS THEREOF

RE: SENIOR SECURED CONVERTIBLE NOTES OF THE CORPORATION DATED APRIL 27, 2005, ISSUED BY THE CORPORATION AND HELD BY EACH OF THE UNDERSIGNED (THE "NOTES")

AND: SECURITIES PURCHASE AGREEMENT IN WHICH THE CORPORATION ISSUED AND SOLD THE NOTES AND WARRANTS TO PURCHASE 16.5 MILLION OF ITS COMMON SHARES, DATED APRIL 27, 2005 (THE "SECURITIES PURCHASE AGREEMENT")

FROM:   THE UNDERSIGNED HOLDERS OF THE NOTES (THE "NOTEHOLDERS")

WHEREAS:

A. The Corporation desires to offer warrants (the "OFFERED SECURITIES") to acquire securities of the Corporation (the "OFFERING") substantially on the terms set out in the term sheet attached as Schedule "A" (the "TERM SHEET").

B. Section 4(j)(ii) of the Securities Purchase Agreement grants the Noteholders pre-emptive rights with respect to issuances of new securities until one year after a Qualified IPO (the "PRE-EMPTIVE RIGHTS") pursuant to which the Corporation shall deliver to each of the Noteholders a written notice (the "OFFER NOTICE") of any proposed or intended issuance or sale or exchange of the Offered Securities.

C. To accept an Offer, in whole or in part, the Noteholders must deliver a written notice to the Corporation prior to the end of the tenth (10th) Business Day after the undersigned's receipt of the Offer Notice (the "OFFER ACCEPTANCE PERIOD").

D. Section 17(t) of the Notes contains a covenant restricting the Corporation from engaging in transactions with Affiliates (the "AFFILIATE COVENANT").

E. The Corporation has provided to each of the undersigned a copy of the Term Sheet attached in Schedule "A".

F. The undersigned now desire to provide the following Consent and Waiver in contemplation of the Offering.

NOW THEREFORE, in furtherance of the foregoing and for good and valuable consideration (the receipt and adequacy of which is hereby acknowledged):

CONSENT AND WAIVER

1. Each of the undersigned waives its Pre-Emptive Rights and the Offer Acceptance Period in respect of the intended issuance or sale or exchange of the Offered Securities.

2. Each of the undersigned waives the Affiliate Covenant in respect of the Offering only. Such Affiliate Covenant shall continue in full force and effect with respect to any other transactions with Affiliates.

3. All capitalized terms which are used and not defined in this Consent and Waiver shall have the meaning ascribed thereto in the Securities Purchase Agreement.

4.   Each of the undersigned acknowledges that:

     (a) it has had an opportunity to ask questions of the Corporation with respect to the Offering; and

     (b) the Corporation and the Corporation's officers, directors and shareholders are relying upon each of the undersigned's consent and waiver set out in this Consent and Waiver in connection with the Offering.

5. Each of the undersigned agrees to promptly execute and deliver such other agreements and instruments as may be requested by the Corporation to: (i) further evidence the undersigned's agreements and acknowledgments set forth in this Consent and Waiver; and (ii) complete the Offering.

CONSENT

6. This Consent and Waiver shall be governed by and construed in accordance with the laws of the State of New York and the laws of the United States applicable therein without regard to any conflict of law principles. Each party irrevocably submits to the non-exclusive jurisdiction of the courts of the State of New York and all courts competent to hear appeals from those courts with respect to any matter related to this Consent and Waiver.

7. This Consent and Waiver shall enure to the benefit of the Corporation and the Corporation's directors and officers and each of the parties hereto and be binding upon each of the undersigned, and its administrators, successors and assigns.

8. The invalidity or unenforceability of any provision of this Consent and Waiver shall not affect the validity or enforceability of any other provision contained herein and any such invalid provision shall be deemed to be severable from the rest of this Consent and Waiver.

9. This Consent and Waiver may be signed and delivered by facsimile and/or in counterpart and when so signed and delivered shall be deemed to be an original document.

CONSENT

DATED as of _____________, 2006.



                                        HIGHBRIDGE INTERNATIONAL LLC


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        MARATHON SPECIAL OPPORTUNITY MASTER
                                        FUND, LTD.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        FORE CONVERTIBLE MASTER FUND, LTD.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        FORE MULTI STRATEGY MASTER FUND, LTD.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

CONSENT

                                  SCHEDULE "A"
                                   TERM SHEET

                           MITEL NETWORKS CORPORATION
                                    ("MITEL")

                                   TERM SHEET
                      (WARRANTS TO PURCHASE COMMON SHARES)

The following terms are set out below solely for the purpose of outlining the principal terms pursuant to which an investment may be made in Mitel (the "Investment").

KEY PROVISIONS

INVESTORS                Terence H. Matthews (or companies controlled by him)
                         ("Matthews") will invest a minimum of US$15 million.

                         Other investors approved by Mitel may invest an aggregate of up to US$25 million.

                         Matthews and the other investors are referred to in this Term Sheet individually as an "Investor", collectively as "Investors".

SECURITY Common Share Purchase Warrants ("Warrants") to purchase common shares in the capital of Mitel ("Common Shares"). The Warrants will be sold on a private placement basis to accredited investors in Canada and to "large" institutional accredited investors in the United States without an Offering Memorandum.

PRICE PER WARRANT        US$1,000 per Warrant; the number of Common Shares
                         issuable on the exercise of each Warrant is set out below. See also "Common Shares Issuable on Exercise" below.

MINIMUM PURCHASE         Investors must purchase a minimum of US$1 million
                         unless otherwise agreed by Mitel.

EXERCISE PRICE           No additional amount is payable by the holder on
                         exercise of the Warrants.

AGGREGATE PROCEEDS       Up to a maximum of US$40 million.

USE OF PROCEEDS          Working Capital

CLOSING DATE             The Investment will close in several tranches on dates
                         determined by the Investors and Mitel (the "CLOSING
                         DATES").

                         The first tranche will close on or about September 22, 2006 (the

                         "FIRST TRANCHE CLOSING DATE").

SUBSEQUENT OFFERING      The Investors will have the option to exchange their
                         Warrants for equity securities issued in any subsequent private placement entered into by Mitel within 90 days of the First Tranche Closing Date on terms more favourable to the new Investors.

CLOSING CONDITIONS       Prior to or at each of the Closing Dates, Mitel and
                         each Investor will enter into the agreements set out below and any other agreements which are customarily entered into in connection with the transactions contemplated in this Term Sheet.

TERMS OF WARRANTS

EXERCISE EVENT           Warrants will only be exercised (and shall be exercised
                         automatically) upon any of the following events (each an "Exercise Event"):

                         (i) immediately prior to the completion of an initial public offering in which the Common Shares are listed and posted for trading, traded or quoted on one or more of the Toronto Stock Exchange, the New York Stock Exchange or the NASDAQ Global Market System (an "IPO"); or

                         (ii) immediately prior to a sale of all or substantially all of the equity of Mitel to a purchaser
                         (i) on an all cash basis, or (ii) for shares (or a mix of cash and shares) of the purchaser where such shares are publicly traded on one or more of the TSX, Nasdaq, or NYSE (a "Change of Control Event"); or

                         (iii) immediately prior to a "Fundamental Transaction" as defined in the warrants dated April 27, 2005 (a "Fundamental Transaction Event"); or

                         (iv) the date that is 24 months following the First Tranche Closing Date (the "Warrant Term" or "End of Warrant Term Event", as the context requires).

COMMON SHARES ISSUABLE   If the Exercise Event is an IPO, the number of Common
ON EXERCISE              Shares issuable on the exercise of each Warrant shall
                         equal US$1,000 divided by the lesser of (i) (A) during the first 12 months of the Warrant Term, 85% of the US dollar price per Common Share being offered in the IPO, and (B) during the remaining 12 months of the Warrant
                         Term, an additional 1 1/4% discount per month (to an additional maximum discount, in the aggregate, of 15%) of the US dollar price per Common Share being offered in the IPO and (ii) US$1.50.

                         In addition to the foregoing, if the Exercise Event is an IPO,

CONSENT
                         each Investor shall receive a warrant to purchase, at an exercise price equal to the US dollar price per Common Share being offered in the IPO, an additional number of Common Shares equal to the number of Common Shares issued to that Investor upon exercise of the Warrant as set forth above (the "IPO Warrant"). This IPO Warrant shall expire on the date that is eighteen months following the completion of the IPO.

                         If the Exercise Event is a Change of Control Event, the number of Common Shares issuable on the exercise of each Warrant shall equal US$1,000 divided by the lesser of (1) (A) during the first 12 months of the Warrant Term, 85% of the Change of Control Price, and (B) during the remaining 12 months of the Warrant Term, an additional 1 1/4% discount per month (to an additional maximum discount, in the aggregate, of 15%) of the Change of Control Price and (2) US$1.50. The "Change of Control Price" shall be equal to the US dollar price per Common Share paid in cash or shares (or a mix of cash and shares) to the holders of Common Shares in a Change of Control Event.

                         If the Exercise Event is a Fundamental Transaction Event that is not also a Change of Control Event, the number of Common Shares issuable on the exercise of each Warrant shall equal US$1,000 divided by US$1.50.

                         If the Exercise Event is an End of Warrant Term Event, the number of Common Shares issuable on the exercise of each Warrant shall equal US$1,000 divided by US$1.50.

                         The Warrants will contain customary anti-dilution provisions for stock splits, dividends, subdivisions and combinations.

VOTING                   The Warrants will not possess any voting rights.

QUALIFICATION AND REGISTRATION RIGHTS

TERMS AND CONDITIONS     The Investors will be granted qualification and
                         registration rights in accordance with the registration rights agreement dated April 23, 2004 among Mitel and certain of its shareholders.

MARKET STAND-OFF         The Investors will agree to enter into a lock-up
                         agreement under which the Investors will agree to not offer, sell, or otherwise dispose of any Registrable
                         Securities or other equity securities of Mitel during the 180-day period (plus a possible additional 18 days if required under US securities law) following an IPO, except any such securities offered and sold pursuant to a secondary offering as permitted by Mitel.

CONSENT

SUBSCRIPTION AGREEMENT

CUSTOMARY TERMS AND      The purchase of the Warrants will be made pursuant to a
CONDITIONS               Subscription Agreement. Such agreement shall contain,
                         among other things, customary representations and warranties of Mitel and the Investors, customary affirmative and negative covenants of Mitel, and any conditions of closing reasonably requested by the Investors, including an opinion of counsel to Mitel reasonably satisfactory to the Investors.

GENERAL

BINDING EFFECT           This Term Sheet is not a binding commitment of either
                         the Investors or Mitel.

EXPENSES If the Investment is completed, Mitel will bear the reasonable legal fees of the Investors. If the Investment is not completed, each party will bear its own legal fees and expenses. However, if the Investment is not completed by reason of Mitel's refusal to proceed on the terms set out herein, Mitel shall pay all reasonable legal fees of the Investors.

CONSENT

                                   APPENDIX F

SENIOR SECURED CONVERTIBLE NOTES REGISTER

                                                  Date of   Principal Amount   Principal Amount   Principal Amount    Date of
                Registered Name                    Issue           US$          Transferred $US    Outstanding $US    Transfer
                ---------------                  --------   ----------------   ----------------   ----------------   ---------
Fore Convertible Master Fund, Ltd.               04/27/05    $13,750,000.00                        $13,750,000.00
Highbridge International LLC                     04/27/05    $13,750,000.00                        $13,750,000.00
Lakeshore International, Ltd.                    04/27/05    $13,750,000.00     $13,750,000.00     $         0.00    8/29/2005
Marathon Special Opportunity Master Fund, Ltd.   04/27/05    $13,750,000.00                        $13,750,000.00
Fore Convertible Master Fund, Ltd.               04/27/05    $ 9,750,000.00                        $ 9,750,000.00    8/29/2005
Fore Multi Strategy Master Fund, Ltd.            04/27/05    $ 4,000,000.00                        $ 4,000,000.00    8/29/2005
                                                                                                   $55,000,000.00


MITEL NETWORKS CONFIDENTIAL                   9/19/2006                   Page 2

                                   APPENDIX G

AMENDMENT TO COMMON SHARE PURCHASE WARRANT ISSUED BY MITEL
NETWORKS CORPORATION TO CIBC WORLD MARKETS INC.

         THIS AMENDMENT AGREEMENT is made this 11th day of August, 2006,

BETWEEN:

                       CIBC WORLD MARKETS INC. ("CIBCWM")

                                       AND

                 MITEL NETWORKS CORPORATION (THE "CORPORATION")

RECITALS:

A. On April 29, 2004 the Corporation issued a warrant to CIBCWM to purchase up to one million (1,000,000) fully paid and non-assessable Common Shares (the "Shares") in the capital of the Corporation (the "Warrant");

B. The Corporation and CIBCWM now wish to amend the terms of the Warrant to add a cashless exercise feature;

THEREFORE in consideration of the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Corporation and CIBCWM hereby agree as follows:

                                   ARTICLE 1
                                    EXERCISE

1.1 Section 4 of the Warrant is hereby deleted in its entirety and replaced with the following:

     4.1 METHOD OF EXERCISE. This Warrant may be exercised by the Holder prior to 5:00 p.m. (Ottawa time) on the Expiry Date by surrendering this Warrant to the Corporation at its office at 350 Legget Drive, Kanata, Ontario, or such other place as may be designated by the Corporation, together with either

          (i) the notice of exercise in the form attached hereto as Schedule "A" (the "Notice of Exercise"), setting forth the number of Shares for which it is being exercised, the name or names in which certificates are to be issued, and the number of Shares which are to be issued in each name, accompanied or preceded by payment to the Corporation, by cash, certified cheque or wire transfer of immediately available funds, of the Exercise Price multiplied by the number of Shares being purchased; or

          (ii) if the exercise is in connection with a Liquidity Event that is the initial public offering of the Corporation, the notice of net issuance in the form attached hereto as Schedule "B" (the "Notice of Net Issuance"), setting forth the number of Shares for which it is being exercised as determined by Section 4.2, the name or names in which certificates are to be issued, and the number of Shares which are to be issued in each name.

     4.2 NET-ISSUANCE EXERCISE. If the Holder elects to exercise this Warrant by delivery of a Notice of Net Issuance, the Holder shall receive the number of fully-paid nonassessable Shares as is computed by the following formula:

               X = Y(A-B)
                   ------
                      A

          where

               X = the number of Shares that shall be issued to the Holder.

               Y = the number of Shares in respect of which the Notice of Net
                   Issuance is being made.

               A = the offering price of one Share in the Corporation's initial public offering.

               B = the Exercise Price.

1.2 The following shall be attached as Schedule "B" to the Warrant as referenced in Section 4.1 above.

                                  SCHEDULE "B"

                             NOTICE OF NET ISSUANCE

     TO: MITEL NETWORKS CORPORATION

     The undersigned, holder of the Warrant hereby elects to receive, without payment by the undersigned of any additional consideration, ________________ Shares (as that term is defined in the Warrant) pursuant to Section 4.2 of the attached Warrant.

     The undersigned Holder hereby directs that the Shares hereby subscribed for be issued and delivered as follows:

NAME IN FULL   ADDRESS IN FULL   NUMBER OF SHARES

                   Dated as of this _____ day of ___________.

                                        Holder:


                                        ----------------------------------------
                                        Authorized Signatory:
                                        Name:
                                              ----------------------------------

                                   ARTICLE 2
                               ISSUANCE OF SHARES

2.1 The first sentence of Section 5 of the Warrant is hereby deleted in its entirety and replaced with the following:

     Upon surrender of this Warrant and delivery of a duly executed (i) Notice of Exercise and payment of the Exercise Price; or (ii) Notice of Net Issuance, the Corporation will issue to the Holder the number of Shares subscribed for and the Holder will be a shareholder of the Corporation in respect of such Shares at the date of surrender, delivery and payment, where applicable.

                                   ARTICLE 3
                                    GENERAL

3.1 All capitalized terms used in this Amendment Agreement and not otherwise defined herein shall have the meanings given to them in the Warrant.

3.2 The Warrant and this Amendment Agreement shall together constitute the "Warrant" as referred to in the Warrant and in this Amendment Agreement.

3.3 Save and except as set out herein, all other terms and conditions of the Warrant remain unchanged and in full force and effect.

3.4 This Amendment Agreement shall be governed by the laws of Ontario and the laws of Canada applicable therein.

IN WITNESS WHEREOF, the parties have caused this to be signed, by their respective duly authorized officers, as the case may be.

                                        CIBC WORLD MARKETS INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        MITEL NETWORKS CORPORATION


                                        By: /s/ Steven E. Spooner
                                            ------------------------------------
                                        Name: Steven E. Spooner
                                        Title: CFO

                                   APEENDIX J

MITEL NETWORKS CORPORATION

WARRANTS (EXERCISABLE ANY TIME)


                                                  Date of   Certificate   Shares Subject   Price Per     Expiry
               Registered Name                     Issue        No.         to Warrant       Share        Date
               ---------------                   --------   -----------   --------------   ---------   ---------
Her Majesty the Queen in Right of Canada         10/16/02        1           4,634,522       $2.75                 $12,744,935.50
Her Majesty the Queen in Right of Canada         10/25/02        2           1,548,066       $2.75                 $ 4,257,181.50
Her Majesty the Queen in Right of Canada         09/30/03        3           6,804,380       $2.00                 $13,608,760.00
Her Majesty the Queen in Right of Canada         09/30/04        4          13,862,943       $1.00
Her Majesty the Queen in Right of Canada         09/30/05        5           8,935,499       $1.00                 $13,862,943.00
                                                                            ----------
                                                                            35,785,410                             $ 8,935,499.00
                                                                            ----------
CIBC World Markets Inc.                          04/29/04                    1,000,000       $1.00     28-Apr-09   $ 1,000,000.00
                                                                            ----------
EdgeStone Capital Equity Fund II Nominee, Inc.   04/23/04     Series 1       5,000,000       $1.25     23-Apr-11   $ 6,250,000.00
                                                                            ----------
EdgeStone Capital Equity Fund Il-A, L.P.                      Series 2             tbd       $0.00
                                                                            ----------
                                                                            41,785,410
                                                                            ----------

NOTEHOLDERS' WARRANTS (EXERCISABLE AT IPO)

                                                                         Shares     Shares      Shares
                                                               Price    Subject    Subject     Subject
                                        Date of  Certificate    Per        to      to Note     to Note                 Cancellation
           Registered Name               Issue       No.       Share      Note    Cancelled  Outstanding  Expiry Date       Date
           ---------------             --------  -----------  -------  ---------  ---------  -----------  -----------  ------------
Highbridge International LLC           04/27/05     SPA-1     US$1.50  4,125,000               4,125,000    4/27/2009
Lakeshore International, Ltd.          04/27/05     SPA-2     US$1.50  4,125,000  4,125,000            0    4/27/2009    8/29/2005
Marathon Special Opportunity Master
   Fund, Ltd.                          04/27/05     SPA-3     US$1.50  4,125,000               4,125,000    4/27/2009
Fore Master Convertible Fund, Ltd.     04/27/05     SPA-4     US$1.50  4,125,000  4,125,000            0    4/27/2009
Fore Convertible Master Fund, Ltd.     08/29/05     SPA-5     US$1.50  2,925,000               2,925,000    4/27/2009     12/08/05
Fore Multi Strategy Master Fund, Ltd.  08/29/05     SPA-6     US$1.50  1,200,000               1,200,000    4/27/2009
Fore Convertible Master Fund, Ltd.     12/08/05     SPA-7     US$1.50  4,125,000               4,125,000    4/27/2009
                                                                                  ---------   ----------
                                                                                  8,250,000   16,500,000
                                                                                  ---------   ----------

                                   APPENDIX M

OUTSTANDING REPORT                                    MITEL NETWORKS CORPORATION

                                 AS OF 8/31/2006

                                                                                                         AGGREGATE
  GRANT          GRANT                  GRANT PRICE                                                     OUTSTANDING
   DATE           TYPE        GRANTED    PER SHARE   EXERCISED   CANCELED   EXERCISABLE  OUTSTANDING       PRICE
  -----      -------------  ----------  -----------  ---------  ----------  -----------  -----------  --------------
MITEL NETWORKS CORPORATION
  3/6/2001   Non-Qualified  11,958,400      3.50       51,162   11,907,238           0             0  $         0.00
  5/9/2001   Non-Qualified   2,650,116      3.50        9,800    2,640,316           0             0  $         0.00
 6/15/2001   Non-Qualified     553,350      4.00        1,750      551,600           0             0  $         0.00
 6/27/2001   Non-Qualified     154,600      4.00            0      154,600           0             0  $         0.00
 7/30/2001   Non-Qualified      18,800      4.00            0       18,800           0             0  $         0.00
 8/29/2001   Non-Qualified      17,877      4.00        1,895       15,982           0             0  $         0.00
 9/21/2001   Non-Qualified     242,250      4.00            0      179,750      62,500        62,500  $   250,000.00
12/13/2001   Non-Qualified     212,950      4.00            0      123,250      89,700        89,700  $   358,800.00
 2/25/2002   Non-Qualified     232,290      4.00            0      136,440      95,850        95,850  $   383,400.00
 4/26/2002   Non-Qualified     666,785      4.00            0      359,660     307,125       307,125  $ 1,228,500.00
 6/18/2002   Non-Qualified     184,200      2.75            0      159,200      25,000        25,000  $    68,750.00
 7/12/2002   Non-Qualified     114,000      2.75            0            0     114,000       114,000  $   313,500.00
  9/6/2002   Non-Qualified     385,500      2.75            0      212,500     129,750       173,000  $   475,750.00
12/11/2002   Non-Qualified     204,500      2.75        3,750       50,500     111,750       150,250  $   413,187.50
 3/11/2003   Non-Qualified      37,500      2.75            0        4,500      24,750        33,000  $    90,750.00
 6/12/2003   Non-Qualified     383,500      2.75            0      321,500      46,500        62,000  $   170,500.00
 7/18/2003   Non-Qualified     118,000      2.75            0            0      88,500       118,000  $   324,500.00
  9/4/2003   Non-Qualified     101,500      2.75            0       80,500      10,500        21,000  $    57,750.00
 12/9/2003   Non-Qualified     635,700      2.00        2,125      478,075      78,750       155,500  $   311,000.00
 7/15/2004   Non-Qualified     250,000      1.00            0            0     125,000       250,000  $   250,000.00
 7/26/2004   Non-Qualified  10,399,044      1.00       19,075      842,275   4,921,422     9,537,694  $ 9,537,694.00
 8/20/2004   Non-Qualified      49,451      1.00            0            0      24,725        49,451  $    49,451.00
  9/9/2004   Non-Qualified     269,387      1.00            0        5,000      66,096       264,387  $   264,387.00
 12/9/2004   Non-Qualified     336,783      1.00          748       23,102      78,176       312,933  $   312,933.00
 3/17/2005   Non-Qualified   3,733,600      1.00        9,750      481,875     854,150     3,241,975  $ 3,241,975.00
  6/9/2005   Non-Qualified     445,888      1.00        1,500       21,500     105,720       422,888  $   422,888.00
 7/27/2005   Non-Qualified   3,704,946      1.00            0    1,825,000     469,984     1,879,946  $ 1,879,946.00
  9/9/2005   Non-Qualified     315,483      1.00            0       97,000           0       218,483  $   218,483.00
 12/8/2005   Non-Qualified     447,633      1.00            0       27,150           0       420,483  $   420,483.00
  3/8/2006   Non-Qualified     246,883      1.16            0        8,000       1,250       238,883  $   277,104.28
  5/5/2006   Non-Qualified      55,000      1.55            0            0           0        55,000  $    85,250.00
  6/8/2006   Non-Qualified   1,115,497      1.55            0       10,500           0     1,104,997  $ 1,712,745.35
 6/28/2006   Non-Qualified      30,000      1.55            0            0           0        30,000  $    46,500.00
PLAN TOTALS                 40,271,413                101,555   20,735,813   7,831,198    19,434,045  $23,166,227.13

                                  SCHEDULE 3.6

                          LAWFUL ISSUANCE OF SECURITIES

NON-COMPLIANCE WITH PRE-EMPTIVE RIGHTS, SECURITIES LAWS OR OTHER LAWS:

With respect to prior issuances of securities by the Corporation to Persons resident in jurisdictions other than Canada, the United States or the United Kingdom, the Corporation did not make independent inquiry into whether all such issuances fully complied with all applicable laws in such other jurisdictions. As a result, those securities of the Corporation may not have been offered, issued and sold in compliance with such laws.

                                   SECTION 3.8

                      GOVERNMENTAL OR THIRD PARTY CONSENTS

The following consents, approvals, authorizations, declarations, filings or registrations with any Governmental Authority or any other Person have been or will be obtained as follows:

     - Section 2.8 of the Shareholders Agreement requires the Corporation to obtain the prior written consent of EdgeStone Capital Equity Fund II-B GP, Inc., as agent for EdgeStone Capital Equity Fund II-A, L.P. and its parallel investors, and EdgeStone Capital Equity Fund II Nominee, Inc., as nominee for EdgeStone Capital Equity Fund II-A, L.P. and its parallel investors (collectively, "Edgestone"), prior to (a) issuing any equity securities or warrants and (b) granting or acquiescing to the assertion of, any price protection, anti-dilution or similar rights with respect to any securities of the Corporation.

     - The Corporation will be required to obtain a waiver from Principal Shareholders (Edgestone, Terrence Matthews, Celtic Tech Jet Limited, Power Technology Investment Corporation, Zarlink Semiconductor Inc., and Wesley Clover Corporation) to the Shareholders Agreement if it is unable to comply with the pre-emptive rights notice provisions under
          Section 4.1 of that agreement.

          - Section 4.1 provides that: (a) a written notice of the Corporation's intention to issue New Securities (as defined in the Shareholders Agreement) must be provided to the Principal Shareholders, describing the amount and type of New Securities and the price and the proposed closing date, upon which the Corporation proposes to issue the New Securities (the "Pre-Emptive Rights Notice") and (b) the parties to the Shareholders Agreement shall have 15 Business Days from the date of receipt of the pre-emptive rights notice to agree in writing to participate in the new issuance (the "Pre-Emptive Rights Acceptance Period").

          - Sections 4.1(d) of the Shareholders Agreement provides that sales of any New Securities will be subject to further pre-emptive rights if not sold within 60 Business Days following the end of the Pre-emptive Rights Acceptance Period (the "Closing Period").

          - Sections 4.1(e) of the Shareholders Agreement provides that sales of any New Securities not accepted by the Principal Shareholders must be consummated within 60 Business Days following the end of the Pre-emptive Rights Acceptance Period.

     - The Corporation will be required to obtain a waiver from the holders of the Notes if it is unable to comply with the pre-emptive rights notice provisions under Section 4(j) of the Securities Purchase
          Agreement:

          - Section 4(j) grants the noteholders pre-emptive rights with respect to issuances of new securities until one year after a Qualified IPO (the "Pre-Emptive Rights") pursuant to which the Corporation shall deliver to each of the noteholders a written notice (the "Offer Notice") of any proposed or intended issuance or sale or exchange of the Offered Securities. To accept an Offer, in whole or in part, the noteholders must deliver a written notice to the Corporation prior to the end of the tenth
               (10th) Business Day after the undersigned's receipt of the Offer Notice (the "Offer Acceptance Period").

     - Section 17(t) of the Notes contains a covenant restricting the Corporation from engaging in transactions with Affiliates. The Corporation will require a waiver from the noteholders waiving this covenant.

                                   SECTION 3.9

               FINANCIAL STATEMENTS & ABSENCE OF CERTAIN CHANGES

TO BE DISCUSSED

SECTION 3.9(C): MATERIAL TRANSACTION WITH INSIDERS

     - As described under 3.23(iii)(d) the Corporation is a party to a Letter of Agreement - Purchase of Prepaid Software Licences dated April 25, 2006 with Natural Convergence Inc. Since April 30, 2006 the Corporation has purchased $300,000.00 of licenses and an additional $300,000.00 of debentures under this Agreement.

SECTION 3.9(F): ISSUANCE OF SHARES

     - The Corporation has obligations to grant or has granted/issued the options, warrants and shares as described under Section 3.5(b) of this Disclosure Schedule.

SECTION 3.9(G): OFFICERS, DIRECTORS AND KEY EMPLOYEE

Since the Financial Statement Date, the following changes occurred in the position of the officers, directors and key employees of the Corporation or any of the Material Subsidiaries:

                                                            DATE OF
                         NAME OF OFFICER                 TERMINATION/    REPLACEMENT
    COMPANY NAME       TERMINATED/RESIGNED     TITLE      RESIGNATION      OFFICER
    ------------       -------------------   ---------   ------------   ------------
Mitel Networks, Inc.       Kevin Bowyer      President    12-May-06     Paul Butcher

SECTION 3.9(H): COMPENSATION

Donald W. Smith.

     Effective as of May 5, 2006, the Corporation executed an Agreement to Amending the Amended and Restated Employment Agreement with Mr. Smith. Mr. Smith is employed for an indefinite term, subject to termination in accordance with the terms of his employment agreement, as amended. If Mr. Smith is terminated without cause, he will receive a severance payment totaling 24 months' salary and bonus compensation (paid over a 24-month period), plus benefit continuation and continued vesting of options for the same period. Upon death or disability, Mr. Smith is entitled to a lump sum payment of one year's total salary plus bonus, and, in addition, continued vesting of options for one year. Mr. Smith receives a base salary of C$750,000, a monthly car allowance of C$1,000, stock options, and fuel and maintenance reimbursement for one vehicle, and he participates in the Corporation's standard employee benefit plans. Mr. Smith is also entitled to receive an annual bonus payment in an amount determined by the Compensation Committee of the Board of Directors of the Corporation. Mr. Smith's employment agreement contains provisions addressing confidentiality, non-disclosure, non-competition and ownership of intellectual property. In the event of a change in control there is accelerated vesting of 100% of any remaining unvested options.

     By way of a letter agreement between Mr. Smith and Dr. Matthews dated March 1, 2002, as amended, Dr. Matthews granted to Mr. Smith options to purchase 3,000,000 common shares of the

Corporation with an exercise price of C$3.50 from the holdings of Dr. Matthews. All of these options have vested and none have been exercised. These options to Mr. Smith expire on March 1, 2012.

Paul A.N. Butcher.

     Paul Butcher is employed as President and Chief Operating Officer of the Corporation, reporting to the Chief Executive Officer. Effective as of May 5, 2006, the Corporation executed an Agreement Amending the Amended and Restated Employment Agreement with Mr. Butcher. Mr. Butcher is employed for an indefinite term, subject to termination in accordance with the terms of his employment agreement, as amended. If Mr. Butcher is terminated without cause, he will receive a severance payment totaling 18 months' salary and bonus compensation (paid over an 18-month period), plus benefit continuation and continued vesting of options for the same period. Upon death or disability, Mr. Butcher is entitled to a lump sum payment of one year's total salary plus bonus, and, in addition, accelerated vesting of 25% of any remaining unvested options. Mr. Butcher receives a base salary of C$500,000, a monthly car allowance of C$1,500, stock options, and fuel and maintenance reimbursement for one vehicle, and he participates in the Corporation's standard employee benefit plans. Mr. Butcher is also entitled to receive an annual bonus payment in an amount determined by the Compensation Committee, in its sole discretion. Mr. Butcher's employment agreement contains provisions addressing confidentiality, non-disclosure, non-competition and ownership of intellectual property. In the event of a change in control there is accelerated vesting of 100% of any remaining unvested options.

     By way of a letter agreement between Mr. Butcher and Dr. Matthews dated March 1, 2002, as amended, Dr. Matthews granted to Mr. Butcher options to purchase 1,000,000 common shares of the Corporation with an exercise price of C$3.50 from the holdings of Dr. Matthews. All of these options have vested and none have been exercised. These options to Mr. Butcher expire on March 1, 2012.

Steven E. Spooner.

     Steven Spooner is employed as Chief Financial Officer of the Corporation, reporting to our Chief Executive Officer. Effective as of January 1, 2006, the Corporation executed an Employment Agreement with Mr. Spooner under which he is employed for an indefinite term, subject to termination in accordance with its terms. If Mr. Spooner is terminated without cause, he will receive a severance payment totaling 18 months' salary and bonus compensation (paid over an 18-month period), plus benefit continuation and continued vesting of options for the same period. Upon death or disability, Mr. Spooner is entitled to a lump sum payment of one year's total salary plus bonus, and, in addition, accelerated vesting of 25% of any remaining unvested options. Mr. Spooner receives a base salary of C$300,000, a monthly car allowance of C$1,000, stock options, and fuel and maintenance reimbursement for one vehicle, and he participates in the Corporation's standard employee benefit plans. Mr. Spooner is also entitled to receive an annual bonus payment of up to 50% of his annual base salary, in an amount determined by the Compensation Committee, in its sole discretion. Mr. Spooner's employment agreement contains provisions addressing confidentiality, non-disclosure, non-competition and ownership of intellectual property. In the event of a change in control there is accelerated vesting of 100% of any remaining unvested options.

                                  SECTION 3.10

                               INVENTORY VALUATION

As disclosed in note 2(j) of the Financial Statements, the Corporation provides inventory allowances based on estimated excess and obsolete inventories. For the financial year ended April 30, 2006, the inventory allowance was in the amount of $2.5 million.

                                  SECTION 3.13

                                  INDEBTEDNESS

A.   INDEBTEDNESS WITH AT LEAST ONE YEAR MATURITY:

     The Corporation or one of its Subsidiaries have incurred Indebtedness which matures more than one year after the date of their original creation or issuance under the following:

     - certain capital leases of not more than USD$5,000,000, at interest rates varying from 9.0% to 12.0%, payable in monthly instalments, with maturity dates ranging from September, 2007 to August, 2009, and secured by the leased assets.

     - certain real property leases entered into by the Corporation or its Subsidiaries as set forth in Section 3.17(a) of this Disclosure Schedule.

     - certain outstanding convertible Notes, maturing on April 28, 2010. If the convertible Notes have not been converted into common shares by their maturity date, the Corporation will have to repay the note holders the principal amount of $55.0 million plus accrued and unpaid interest. In addition, repayment may be required prior to the maturity date in the event of a default or fundamental change under the convertible Notes plus accrued and unpaid interest.

                                  SECTION 3.14

                       ABSENCE OF UNDISCLOSED LIABILITIES

INTEREST RATE HEDGE

In September 2005, the Corporation entered into a derivative contract with JP Morgan (AA- latest S&P rating), in order to limit the impact of a change in LIBOR on interest expense related to the convertible Notes for the period commencing November 1, 2005 to November 1, 2007. The derivative contract, based on $55 million, effectively provides a cap on LIBOR of 5.27% and a floor on LIBOR of 4.00%. At quarter end, the FMV of the derivative contract was $158,364.

OUTSTANDING FOREIGN EXCHANGE CONTRACTS

As at September 15, 2006, the Corporation had the following foreign currency contracts outstanding:

                                                MITEL                         MITEL
COUNTER   TRANSACTION     VALUE                  BUY                           BUY
 PARTY        DATE         DATE     CURRENCY   (SELL)     RATE    CURRENCY    (SELL)
-------   -----------   ---------   --------   ------   -------   --------   -------
 CIBC      28-Jun-06    21-Sep-06      CAD      3,000   0.89326      USD      (2,680)
 CIBC      31-Jul-06     5-Oct-06      CAD      3,000   0.88723      USD      (2,662)
 CIBC      31-Jul-06    19-Oct-06      CAD      3,000   0.88723      USD      (2,662)
 RBC       16-Aug-06    17-Oct-06      EUR     (7,350)  1.28665      USD       9,457
 RBC       16-Aug-06    17-Oct-06      GBP      6,450   1.89670      USD     (12,234)

BONDING

As at September 15, 2006, the Corporation had less than USD$5,000,000 in bonds outstanding. These bonds are related to various customer contracts. Potential payments due under these may be related to our performance and/or our resellers' performance under the applicable contract. Historically, we have not made any payments and we do not anticipate that we will be required to make any material payments under these types of bonds.

                                  SECTION 3.16

                                   TAX MATTERS

SECTION 3.16(A): ARREARS

None.

SECTION 3.16(B): TAX RETURNS

The following Subsidiaries have not filed tax returns within the times prescribed:

     Mitel Networks Holdings Limited
     Mitel Networks Asia Pacific Limited

SECTION 3.16(C): CLAIMS

None.

SECTION 3.16(D): WITHHOLDING

None.

SECTION 3.16(E): TAX SHARING

None.

SECTION 3.16(H): AUDITS

MITEL NETWORKS CORPORATION: OPEN TAX
AUDITS                                           (AS OF SEPTEMBER 2006)

CANADA
Income Tax   Federal      2002 - 2003            International audit still to be completed
Income Tax   Ontario      2003 - 2005            Commenced September 2006

USA
Sales tax    California   07/01/03 - 06/30/06    Status: The auditor has completed his field
                                                 work and we are in process of reviewing
                                                 invoices & exemption certificates for the
                                                 "Sales tax" test. The response to the
                                                 "Accrued tax analysis" is being mailed out
                                                 today. The requested invoices for the "Fixed
                                                 Asset" test are in process.

Income tax   New York     FYE 2003, 2004, 2005   Status: The auditor was scheduled for on site
                                                 review of these MNSI returns during August.
                                                 No further contact by the auditor at this
                                                 time.

Income tax   Alabama      FYE 2005               Status: Desk audit assumed to be closed. No
                                                 response to information sent May 31, 2006.

SECTION 3.16(J): COLLECTION AND REMITTANCE

None.

                                  SECTION 3.17

                                 REAL PROPERTY

SECTION 3.17(A): LEASED REAL PROPERTY

The Corporation's Head Office (located at 350 Legget Drive, Ottawa, Canada) totaling approximately 512,000 square feet are leased from Brookstreet Research Park Corporation (formerly known as Mitel Research Park Corporation), a company controlled by Dr. Matthews. In addition, the Corporation and its Subsidiaries are parties under certain leases for office space - please see chart below:

                                                                   COMMENCEMENT          EXPIRY            ANNUAL RENT
LEASED PROPERTY                LANDLORD            TENANT              DATE               DATE               PAYABLE
---------------            -----------------   ---------------   -----------------   -------------   ------------------------
                                                           CANADA

2800, 350-7th Avenue SW    First Executive     Mitel Networks    15-APR-04           30-NOC-07       ***
Suite 2830                 Centre Ltd.         Corporation
Calgary, AB T2P 3N9

4299 Canada Way, 100       Great West Life     Mitel             01-JUL-98           30-JUN-11       ***
Burnaby, BC V5G 1H3        Assurance Company   Networks
                                               Corporation

177 Lomard Avenue          Commerce            Mitel Networks    09-AUG-06           30-AUG-07       ***
Winnipeg, MB R3B 0W5       Executive Centre    Corporation

1505 Barrington St. 1110   Fortis              Mitel             01-JAN-02           31-DEC-06       ***
Halifax, NS B3J 3K5        Properties          Networks
                           Corporation         Corporation
                           (Former
                           Trizic Properties
                           Limited)

1883 Bradley Side          Royal Ottawa        Mitel             03-OCT-96           02-OCT-06       ***
Road, Carp, ON             Health Care Group   Networks
                           Board of Trustees   Corporation

340, 350 Legget Drive,     Brookstreet         Mitel             27-MAR-01           31-MAR-11       ***
and 390 March Road,        Research Park       Networks
Kanata, ON K2K 2W7         Corporation         Corporation

135 Matheson Blvd.         Airport Hartland    Mitel             28-OCT-98           31-MAY-09       ***
West, Mississauga, ON      Leaseholds Incl     Networks
L5R 3L1                    C/o Crown           Corporation
                           Property
                           Managment

1111 boulevard             Alexis Nihon        Mitel Networks    01-FEB-05           31-JAN-12       ***
Dr. -Frederik-Philips                          Corporation
Bureau 2nd Floor, St
Laurent PQ H4M 2X6

                                                         USA

3200 Bristol Street, 200   Common Wealth       Mitel             11-JAN-99           31-JAN-11       ***
Costa Mesa, CA 92626       Partners            Networks, Inc.

2680 Bishop Drive, Suite   Annabel             Mitel             01-MAY-02           30-APR-07       ***
280 San Ramon, CA 94583    Investment          Networks, Inc.
                           Company

4403 Vineland Road,        USAA Real           Mitel             15-JAN-98           31-JAN-07       ***
B-9 Orlando, FL 32811      Estate Company      Network
                                               Solutions, Inc.

                                                                    COMMENCEMENT          EXPIRY            ANNUAL RENT
LEASED PROPERTY                LANDLORD             TENANT              DATE               DATE               PAYABLE
---------------            -----------------    ---------------   -----------------   -------------   ------------------------
Corporate Centre V         485 Properties,      Mitel             09-DEC-05           31-DEC-13       ***
Five Concourse             LLC                  Networks,
parkway, Suite 1950                             Inc.
Atlanta, GA 30328-6111
(Fulton county, GA)

The Karlyn Building 241    The Karlyn           Mitel             01-JAN-03           31-DEC-06       ***
S. Frontage Rd, Suite      Building Joint       Network
37 Bun-Ridge, IL 60551     Venture              Solutions,
(Chicago)                                       Inc.

Three First national       Hines 70             Mitel             01-JAN-06           31-DEC-12       ***
Plaza 20th Floor           West Madison         Networks,
Chicago, IL 60602          LP                   Inc.

1157 W.Cullerton           Quantum              Mitel             01-APR-06           31-MAR-09       ***
Chicago, IL                Crossings, LLC       Networks Inc.

153 Cordaville Road        Capital              Mitel             l-AUG-01            31-JUL-08       ***
Suite 130                  Group                Network
Southborough, MA           Properties           Solutions,
(Boston)                                        Inc.

2900 Lone Oak Parkway,     Zeller-Minnesota     Mitel             Ol-DEC-01           30-NOV-06       ***
128 Eagan, MN 55122        Ltd.                 Network
(Minneapolis)                                   Solutions,
                                                Inc.

1099 Wall Street West      Fairfield            Mitel             16-MAY-03           30-JUN-06       ***
Suite 137 Lyndhurst, NJ    Business             Network
07071                      Properties           Solutions,
                                                Inc.

10 East Stow Road,         Liberty Property     Mitel             07-AUG-06           31-AUG-09       ***
Suite 50 Marlton, NJ       Limited              Networks,
08053                      Partnership          Inc.

6 British American Blvd.   Nocha Group 3 LLC    Mitel             01-MAR-96           28-FEB-07       ***
Latham, NY 12110                                Network
(Albany)                                        Solutions,
                                                Inc.

3 Park Avenue 31st         Three Park           Mitel             14-MAY-04           30-JUN-09       ***
Floor New York, NY         Avenue Building      Network
10015                      Co., L.P.            Solutions,
                                                Inc.

400 Air Park Drive         Ronald Di Chario     Mitel             01-JAN-01           31-DEC-06       ***
Suite 40 Town of Chili,                         Network
NY (Rochester)                                  Solutions,
                                                Inc.

GSW Sistribution Centre    805 Carrier          Mitel             01-MAY-04           30-JUN-07       ***
#1 805 W.N. Carrier        Partners             Networks,
parkway                    Ltd.                 Inc.
Grand Prairie, TX 75050

205 Van Buren Street,      205 Van Buren        Mitel             01-AUG-99           31-JUL-09       ***
400 Hemdon, VA             Associates LLC       Networks,
20170-5344                                      Inc.

9100 Arboretum Parkway     Brandywine           Mitel             01-FEB-04           31-JAN-07       ***
Suite 160 Richmond, VA     Realty Services      Network
23236                                           Solutions,
                                                Inc.

1113 Kennedy Avenue        R K R Investments    Mitel             01-NOV-02           31-OCT-07       ***
Kimberly, WI 54136                              Network
(Little Chute)                                  Solutions,
                                                Inc.

N19 W24400 Riverwood       MRA-The              Mitel             01-JAN-03           31-DEC-06       ***
Drive Waukesha,            Management Assoc.,   Network
Wisconsin (Milwaukee)      Inc.                 Solutions,
                                                Inc.

                                                                   COMMENCEMENT          EXPIRY            ANNUAL RENT
LEASED PROPERTY                LANDLORD            TENANT              DATE               DATE               PAYABLE
---------------            -----------------   ---------------   -----------------   -------------   ------------------------
                           No Lease
                           agreements in
                           please with
                           storage units.
                           Monthly only

Mitel Networsk             Elsa maria Vera     Mitel             01-DEC-03           30-NOV-06       ***
Bosque de Alisos 47-A      Zalazar             Networks Inc.
In A2-02                   Boseque de
Bosques de las Lomas       Caterinals No 48
Delegacion Cuajimalpa
Mexico d.F., C.P. 05120

Parkside Plaza             Parkside, S.E.      Mitel Networks,   01-APR-06           31-MAR-09       ***
Metro Office Park                              Inc.
14 Calle 2 Ste 202
Guaynabo, Puerto Rico

Chamic Business            Charmic Holdings    Mitel             01-JUL 04           Renewable       ***
Centre St. Michael,        Ltd                 Networks, Inc.                        annually
Barbados                                                                             (cancel with
                                                                                     6 month
                                                                                     notice)

                           Note, This is the
                           US Archive
                           company. We do
                           not have a lease
                           Agreement.
                           Invoiced monthly

                                                         UK OFFICES

Unit 1, Castelgate         Robert Hitchins     Mitel             17-MAR-06           09-MAR-21       ***
Business park              Ltd.                Networks Ltd.
Caldicot, Oonmouthsure
NP26 5YR


Allantoun House, Linnet    BAe Pension Fund    Mitel             1999                2024            ***
Way, Strathclyde                               Networks                              Vacated
Business Park,                                 Limited                               in Nov. 2003
Bellshill, (Glasgow)

113-114 Buckingham         Slough Estates      Mitel             1991                2016            ***
Avenue, Slough, SL1 4PF                        Networks
                                               Limited

2230 The Cresent,          Birmingham          Mitel             1990                2015            ***
Birmingham Business        Business Park       Networks                              Office sublet
Park, Solihull Parkway,                        Limited                               from Sep
Birmingham, B37 7YE                                                                  3005-
                                                                                     Sep 2010

9 The Parks,               Ryleygate           Mitel             2003                2013            ***
Newton-Le-Willows,                             Networks
Merseyside, WA12 OJQ                           Limited
(Haydock)

Douglas House,             EDP                 Mitel             1995                2020            ***
Strathclyde Business                           Networks
Park, Bellshill,                               Limited
Lanarkshire (Glasgow)

Nye Bevan House,           Glasgow City        Mitel             2002                2014            ***
India Street, Glasgow      Council             Networks
                                               Limited

                                                                   COMMENCEMENT          EXPIRY            ANNUAL RENT
LEASED PROPERTY                LANDLORD            TENANT              DATE               DATE               PAYABLE
---------------            -----------------   ---------------   -----------------   -------------   ------------------------
4th Floor, 3 Bunhill       Executive           Mitel             17-OCT-05           30-APR-07        ***
Row, London, EC1Y 8YZ      Communications      Networks
                           Centre              Limited

                                                    INTERNATIONAL OFFICES

Centro Direzional          Edilnord            Mitel             2001                Sept 2007        ***
Milano Oltre, Palazzo                          Networks
Leonardo, 20090                                Italia SRL
Segrate, MI
(Milan, Italy)

Plusfour,                  Corio               Mitel             2001                2006             ***
Jupiterstratt 5-7,                             Networks
Hoofddorp, NL,                                 Limited
2132HC (Schipol, NL)

Dubai Internet City,       Dubai Technology,   Mitel             Renewable           Renewable        ***
Office 122/123,            Electronic          Networks          annually            annually
Building No. 9. PO Box     Commerce & Media    Limited
500142, Dubai, UAE         Free Zone

Le Quebec, 11 Rue          SCI Quebec          Mitel             2002                2011             ***
Jacques Cartier, 78280                         Networks SARL
Guyancourt (Paris,
France)

Prinzenallee 15,           Prinzenpark         Mitel             2003                2013             ***
D-40549 Dusseldorf,                            Networks
Germany                                        Limited

Benedicion de Campos 8,    Cegosa              Mitel             2005                Renewable        ***
3era planta                Inversiones S.A.    Networks                              annually
Edificio, Inglaben                             Iberia
28026 Madrid, Spain

Riyadh Kingdom Centre -    Regus               Mitel Networks    Sep 05              31-AUG-08        ***
The Kingdome Centre                            Ltd
28th Floor., Riyadh
11321, Saudi Arabia

First Floor, Forest        AECI Pension Fund   Mitel South       01-SEP-05           31-AUG-08        ***
Ridge 21A                                      Africa
The Woodlands, Woodmead
Sandton, South Africa

                                               ASIA AND FAR EAST (US $'S)

Suite 1203B 157-159        Epsom Enterprises   Mitel             01-JUL-04           30-JUN-07       ***
Walker Street              Pty Ltd.            Networks Asia
North Sydney, NSW 2060                         Pacific Ltd
Australia

88 Hing Fat St.                                Mitel             01-APR-05           31-MAR-07       ***
2002-20 Floor                                  Networks Asia
Causeway Bay,                                  Pacific Ltd
Hong Kong China

1 Dong ting First Ae                           Mitel             No Lease No
Teda Tianjin Pr                                Networks Asia     Rent -- Use of
China 200457                                   Pacific Ltd       office only

                                                                   COMMENCEMENT          EXPIRY            ANNUAL RENT
LEASED PROPERTY                LANDLORD            TENANT              DATE               DATE               PAYABLE
---------------            -----------------   ---------------   -----------------   -------------   ------------------------
Prudential Tower 14        Diamond Town        Mitel             01-JUL-05           30-JUN-07        ***
30 Cecil Street            VII Properties      Networks
Singapore 049712                               Asia Pacific
                                               Ltd

SECTION 3.17(B): SUBLETTING OR ASSIGNMENT OF LEASED REAL PROPERTY

     - The Corporation has entered into sublease lease agreements with each of General Dynamics, Newheights Software Corporation and InGenius Software for certain space at 350 Legget Drive, Ottawa.

     - Mitel Networks Limited has sublet the property leased to it under the lease entered into with Grand Metropolitan Hotel, which lease is described in Section 3.17(a) of this Disclosure Schedule, to Continuity Company.

     - Mitel Networks Limited has sublet 71.25% of its interest in the lease entered into with Birmingham Business Park, which lease is described in Section 3.17(a) of this Disclosure Schedule, to Kingston Communications Ltd.

     - Mitel Networks Limited has sublet the property leased to it under the lease entered into with EDP, which lease is described in Section 3.17(a) of this Disclosure Schedule, to SBP.

                                  SECTION 3.18

                                PERSONAL PROPERTY

The Notes, and the Corporation's performance under them are, subject to certain exceptions, secured by a security interest over the assets, including, including certain Owned IP (namely certain United States and Canadian registered patents, trademarks and copyrighted materials) of the Corporation and certain stock and assets of the Material Subsidiaries, as evidenced by certain pledge agreements, security agreements, guarantees, debentures and other related security documents provided by such entities in favor of the Noteholders (collectively, the "Convertible Noteholder Security"). The Convertible Noteholder Security terminates (and is discharged) upon the consummation of a Qualified IPO.

                                  SECTION 3.20

                              EMPLOYMENT CONTRACTS

SECTION 3.20(B): NUMBER OF EMPLOYEES AND INDEPENDENT CONTRACTORS

Full Time Employees and Independent Contractors:

The Corporation and its Subsidiaries have in aggregate approximately 1559 full time employees and a number of independent contractors retained by the Corporation from time to time as required.

Current Labour Unrest and Threatened Labour Strike:

None.

SECTION 3.20(C): SEVERANCE OBLIGATIONS

Please see disclosure set out under Section 3.21(a) of this Disclosure Schedule.

SECTION 3.20(E): COMPLAINTS OR GRIEVANCES UNDER EMPLOYMENT LEGISLATION

None, other than the complaints grievances, claims, work orders or investigations disclosed in Section 3.27 of this Disclosure Schedule.

Outstanding decisions or settlements refraining the Corporation from doing any act

None.

SECTION 3.20(F): PAYMENT AND ACCRUAL OF COMPENSATION

Mitel Networks Limited may not be in compliance with the Employment Rights Act 1996 and may have acted in breach of contract in connection with the hours reduction program as disclosed in Section 3.21(d) of this Disclosure Schedule. The extent of such liability, if any, is unknown (contingent) and, as such, has not been accrued.

                                  SECTION 3.21

                                 EMPLOYEE PLANS

SECTION 3.21(A): EMPLOYEE PLANS

The Employee Plans are as follows:

Global or Multi-regional Employee Plans

     - "Stock Option Administration Policy & Procedures" - policy and procedure for employee stock option plan (Global)

     - "Sales Incentive Compensation Plan - Fiscal year 2004" - sales incentive compensation plan for employees in US and Canada

     - "Invention Disclosure Program" - description of program in place for patent management - Note: the Invention Disclosure Program document is provided in draft form as it has not been finalized but, in the form provided, substantially reflects the practices of the Corporation

     - "Patent Portfolio Policy" - policy for administration and maintenance of patent portfolio

     - "Layoff" - description of policy for layoffs, as amended by Termination Agreements which were issued by the Corporation to certain key employees, as a retention strategy, to increase entitlement upon layoff

Employee Plans available to Canadian Employees

     - "Choices & Opportunities - 2006 Employee Benefits" - information booklet for Flexible Benefit Program

     - "Member's Booklet for Mitel Networks Corporation Pension Plan for Quebec and Ontario Members" - information booklet for Pension Plan (DCPP and RRSP)

     - "Termination of Employment" - Canada Policies - Employment - guidelines for termination of employees

     - "Compensation" - Canada Policies - Rewards, Recognition & Benefits - additional compensation programs for employees, eg. call-in pay, overtime, etc.

Employee Plans available to EMEA Employees

     - "Schedule of Employee Benefits" - summary of benefits available to employees

     - "Your Benefits" - information booklet for benefits availably to employees

     - "Redundancy & Redeployment" - MFHR0024 - policy for the redundancy and redeployment of permanent employees

     - "Family Security Plan" - information booklet for pension program available to employees

     - "Family Security Plan - Additional Voluntary Contributions" - information booklet for additional voluntary contributions that can be made under the pension program

     - "Out of Hours Working and Overtime Payments" - policy and procedure for payment of overtime for eligible employees

     - "Payment to Employees Moved to Higher Cost Housing Areas" - policy and procedure for compensation payments to employees transferred at the company's request

     - "Working Time Policy" - policy and procedure for calculation and management of working time to ensure the company complies with Working Time Regulations, application in the UK

     - "Voluntary Termination of Employment" - MFHR0006 - policy and procedure relating to resignation

     - "Sales Incentive Scheme" - policy and procedure applicable to all employees eligible for the sales incentive scheme in EMEA

     - "Bid Management Bonus Scheme" - policy and procedure for bonus scheme applicable to employees who are responsible for bid management

     - "Service Account Management Incentive Scheme" - policy and procedure for bonus scheme applicable to employees who are responsible for service account management

     - "Micros for the Masses" - interest free loan made available to employees to enable the purchase of home computer (no written documentation of program available)

     - "Stakeholder Plan" - pension scheme facilitated by Friend Provident (insurance company) which enables employees to access, subject to the employees contribution, a contribution by the Corporation equal to 6% of the employees salary (no written documentation of program available)

Employee Plans available to US Employees

     - "Mitel Networks Corporation U.S. Employee Stock Purchase Plan" - policy and procedure for employee stock option purchase by employees of Mitel Networks Inc. and Mitel Networks Solutions Inc.

     -    "T. Rowe Price Update" booklet - information on 401K plan

     - "Severance Plan" - US HR Guide - Severance Pay - guidelines for severance benefits for employees (available by internet), as amended by Termination Agreements which were issued by the Corporation to certain key employees, as a retention strategy, to increase entitlement upon layoff

     - "Benefits to Meet Your Needs" - information" booklet for Flexible Benefit Program"

SECTION 3.21(B):

None.

SECTION 3.21(D): AMENDMENTS TO EMPLOYEE PLANS

In June 2001, the Corporation introduced a global hours reduction program ("Global Hours Reduction Program") which resulted in a reduction in hours of one-half day per week. After October 11, 2002, the Corporation introduced a modified hours reduction program, under which the total number of hours reduction was reduced from 10% to 6.7%. The modified hours reduction program introduced "designated" or "alternate" days on which employees were not required to work. The modified hours reduction program was terminated on December 30, 2002 and the Global Hours Reduction Program was re-instated. Such program was discontinued in March 2004.

In December 2001, the Corporation introduced a pension reduction program affecting all its employees in North America, other than those employees who are members of the International Brotherhood of Electrical Workers and, as such, subject to the Collective Agreement disclosed in section 3.22 of this Disclosure Schedule. The pension reduction programs were effective December 15, 2001, in Canada and January, 2003, in the US. Under this program, the Corporation's contribution to its pension plan is reduced by a total of 1% of the enrolled and affected employee's earnings. The pension reduction program is still in force.

Termination Agreements were issued by the Corporation to certain key employees, as a retention strategy, to increase entitlement upon lay off. See also Section 3.9(h) to this Disclosure Schedule.

SECTION 3.21(F): TAX EXEMPT STATUS OF EMPLOYEE PLANS

None.

SECTION 3.21(G): INSURANCE AND ACCRUALS

The Deferred Stock Unit Plan

The U.K. pension Plan.

                                  SECTION 3.22

                                     UNIONS

LIST OF COLLECTIVE AGREEMENTS:

Collective Agreement with the International Brotherhood of Electrical Workers effective until September 30, 2007.

EXISTENCE OF UNIONS AND OTHER BARGAINING AGENTS:

The International Brotherhood of Electrical Workers represents approximately 101 American field technicians who perform installation, maintenance and systems changes for Mitel Networks Solutions Inc., an indirect wholly-owned subsidiary of the Corporation (see above - Collective Agreement).

                                  SECTION 3.23

                               MATERIAL CONTRACTS

SECTION 3.23(II); MATERIAL CONTRACTS

The Corporation or its Subsidiaries entered into the following Contracts that are individually, or in the aggregate (in the case of a series of related agreements or agreements with the same or related parties), material to the Corporation (considered on a consolidated basis) or its Business, prospects, financial condition, operations, property or affairs (other than those purchase and sale agreements, instruments or commitments for the sale of the products or services of the Corporation entered into in the ordinary course of business on the Corporation's standard terms):

     - please see disclosure of the Contracts listed under Sections 3.13 and 3.23(iii) of this Disclosure Schedule.

     - lease agreement between Brookstreet Research Park Corporation and the Corporation for the lease of 350 Legget Drive, Ottawa, Ontario, which lease agreement is described in Section 3.17(a) of this Disclosure Schedule.

     - The Corporation is a party to a "R/3 Software End User Value License Agreement with SAP Canada Inc.", effective February 16, 2001 and entered into with SAP Canada Inc. This license agreement provides the Corporation with business process management software.

     - please see disclosure of the Contracts set forth in the Financial Statements.

     - please see disclosure of the TPC Agreement set forth in Section 3.5B of this Disclosure Schedule.

SECTION 3.23(III)(A): SINGLE SOURCE CONTRACTS

The Corporation outsources most of its worldwide manufacturing and repair operations to BreconRidge Manufacturing Solutions Corporation. In addition to BreconRidge, the Corporation outsources the manufacturing of a number of its products to Plexus Corp. of the United States and certain desktop sets to WKK Technology Ltd. in China.

SECTION 3.23(III)(C): EMPLOYMENT AGREEMENTS

Please see disclosure set out in Section 3.9(h) of this Disclosure Schedule.

SECTION 3.23(III)(D): CONTRACTS WITH AFFILIATES, INSIDERS AND NON-ARMS LENGTH PARTIES (OTHER THAN SUBSIDIARIES)

     - Please see Section 3.5 to this Disclosure Schedule (Shareholders Agreement and 2004 Registration Rights Agreement)

     - The Corporation is party to a lease agreement with Brookstreet Research Park Corporation, a corporation controlled directly or indirectly by Dr. Terence H. Matthews, respecting its corporate headquarters at 350 Legget Drive, Kanata, Ontario. The Corporation is a party to the TPC Agreement with TPC and March Networks

          Corporation, each (other than TPC) being a corporation controlled by directly or indirectly Dr. Terence H. Matthews.

     - The Corporation and certain of its Subsidiaries, Mitel Networks Inc. and Mitel Networks Limited, are parties to a supply agreement with BreconRidge Manufacturing Solutions, Inc. and BreconRidge Manufacturing Solutions Limited dated August 31, 2001.

     - In connection with the acquisition of the Mitel name, certain assets and subsidiaries from Zarlink, the Corporation entered into:

          - a non-exclusive supply agreement dated February 16, 2001, as amended, with Zarlink pursuant to which Zarlink has agreed to supply semiconductor components to the Corporation; and

          - an intellectual property license agreement dated February 16, 2001, with Zarlink pursuant to which Zarlink licensed to the Corporation certain intellectual property retained by Zarlink at the time the communications systems business of Zarlink was sold to the Corporation.

          Zarlink is a shareholder of the Corporation.

     - The Corporation is a party to certain lease agreements, as disclosed in Section 3.17 of this Disclosure Schedule, with BreconRidge Manufacturing Solutions Corporation.

     - The Corporation is a party to a services agreement with BreconRidge Manufacturing Solutions Corporation, BreconRidge Manufacturing Solutions Inc. and BreconRidge Manufacturing Solutions Limited dated August 31st, 2001.

     - The Corporation has entered into technology transfer, technology licensing and distribution agreements with each of the following companies related to Dr. Matthews: NewHeights Software Corporation, Encore Networks, Inc., Natural Convergence Inc. and MKC Corporation. These companies develop technology that the Corporation integrates with, distributes or sells alone or as part of its own products. The Corporation also purchases services from time to time from the following companies that are directly or indirectly related to Dr.
          Mathews: CTJL and Brookstreet Hotel Corporation, Celtic Manor Resort Manor Limited, Wesley Clover Corporation, and Bridegwater Systems Corporation.

     - The Corporation and its Subsidiaries, Mitel Networks Limited and Mitel Networks International Limited, are a party to an Alliance Agreement entered into effective September 21, 2001.

SECTION 3.23(III)(E): JOINT VENTURE AGREEMENT

     - As described in Section 3.3 of this Disclosure Schedule, the Corporation is a party to a joint venture named Tianchi Mitel Telecommunications Corp.

SECTION 3.23(III)(F): GOVERNMENT CONTRACTS

     -    The Corporation entered into the TPC Agreement, as described in
          Section 3.5B of this Disclosure Schedule.

     - Mitel Networks, Inc. holds a federal supply schedule Contract No. GS-35F-0398K with the General Services Administration ("GSA") that governs the terms and conditions of sales to federal and state government entities that procure goods and services under through the GSA.

SECTION 3.23(III)(G): EXCLUSIVE DEALINGS

     - The Corporation is a party to a Distribution Agreement with Digital Telecom Company effective November 1st, 1990 pursuant to which the Corporation appointed Digital Telecom Company as the exclusive distributor in Egypt.

SECTION 3.23(III)(H): ESCROW AGREEMENTS

     - The Corporation is a party to an escrow agreement with Zarlink and Royal Trust (Escrow Agent), in favour of the Corporation whereby Zarlink has escrowed certain of its VoIP and Hybrid products used by the Corporation in its products.

     - Mitel Networks Limited is a party to an escrow agreement with Marks & Spencer in the U.K., and NCC Escrow International Ltd., in favour of Marks & Spencer for the escrow of certain of the Corporation's product source code.

                                  SECTION 3.24

                       CUSTOMERS, LICENSORS AND SUPPLIERS

SECTION 3.24(A): CUSTOMER CONTRACTS AND SUPPLIER CONTRACTS

(i) Contracts between the Corporation and any Subsidiary and the ten most significant suppliers (including licensors of Licensed IP):

***

(ii) Contracts between the Corporation and the ten most significant suppliers (including licensors of licensed IP):

***

SECTION 3.24(E): ALTERNATIVE SOURCES OF SUPPLY

***

The Corporation depends on sole source and limited source suppliers for key components of its products. In addition, the Corporation's contract manufacturers often acquire these components through purchase orders and may have no long-term commitments regarding supply or pricing from their suppliers. Lead-times for various components may lengthen, which may make certain components scarce. As component demand increases and lead-times become longer, the Corporation's suppliers may increase component costs. The Corporation also depends on anticipated product orders to determine our materials requirements. Lead-times for limited-source materials and components can be as long as six months, vary significantly and depend on factors such as the specific supplier, contract terms and demand for a component at a given time. From time to time, shortages in allocations of components have resulted in delays in filling orders.

                                  SECTION 3.25

                  DESCRIPTION OF BUSINESS INTELLECTUAL PROPERTY

The following is a list of the Intellectual Property and Technology that the Corporation owns, uses or has the right to use in the conduct of its Business and that is individually or in the aggregate material to the conduct of the Business or the loss of which could reasonably be expected to result in a Material Adverse Effect.

With the exception of the following Mitel referenced Patents, there is no Intellectual Property and Technology registered in the name of the Subsidiaries:

     -    Mitel Ref. No. 502 (registered in the name of Mitel Networks, Inc.)

     -    Mitel Ref. No. 200, 353, 399, 400, 401, 402, 403, 410, and 481
          (registered in the name of Mitel Inc. (now Mitel Networks, Inc.).

The Corporation is in the process of assigning the above referenced Patents into the name of the Corporation.

The Corporation is in the process of obtaining (and in the case of Zarlink negotiating) assignments of the following Patents in favour of the Corporation

     -    Mitel Ref No., 98, 386, 436, 472, 111103, 111110, 111123,111125,
          111138 and 111145 (registered in the name of Mitel Knowledge Corporation, now owned by CTJL).

     - Mitel Ref No. 210, 382, 417, 467,486 and 552 (registered in the name of Zarlink).

OWNED IP

INDUSTRIAL DESIGN PATENTS                         REFERENCE NUMBER        JURISDICTION
-------------------------                         ----------------   ----------------------
Plastic Door                                             394             Canada, US, UK
Telephone Attendant Console (Superconsole 2000)          494             Canada, US, UK
Mouse Controller                                         514         Canada, France, US, UK
5303 Conference Phone                                    538         Canada, France, US, UK
Audio Conferencing Unit                                                      Canada
Attendant Console                                        494             Canada, UK & US
Mitel 5230 IP Appliance                                  553             Canada, France,
                                                                           Germany, UK

TRADEMARKS                                        REFERENCE NUMBER        JURISDICTION
----------                                        ----------------   ----------------------
"MITEL"                                                431,328               Canada
M & design                                             217,058               Canada
Mitel and M design                                     433,249               Canada

COPYRIGHT                                         REFERENCE NUMBER        JURISDICTION
---------                                         ----------------   ----------------------
SX-2000 PBX Software LIGHTWARE 28 - MS2008             CR0027                  US
SX-2000 PBX Software LIGHTWARE 27- MS2007              CR0028                  US
SX-2000 PBX Software LIGHTWARE 26 - MS2006             CR0029                  US
SX-2000 PBX Software LIGHTWARE 29 - MS2009             CR0031                  US
SX-2000 PBX Software LIGHTWARE 30 - MS20I0             CR0040                  US
SX-2000 for Windows NT                                 CR0041                  US
SX-200 PBX Software LIGHTWARE 17 - G1007               CR0043                  US
SX-200 PBX Software LIGHTWARE 18 - G1010               CR0044                  US
SX-200 PBX Software LIGHTWARE 19 - G1012               CR0045                  US
SX-2000 PBX Software LIGHTWARE 31 - MS2011             CR0046                  US
MITEL NETWORKS 3200ICP System Software -
   IPERA 2000 System Software                          CRQ047                  US

DOMAIN NAMES                                          REGISTRAR
mitel.com                                          www.internic.ca

PATENTS


 STATUS     MITEL #             TITLE              COUNTRY        SERIAL #         DATE FILED      PATENT #     PATENT GRANT DATE
--------   --------   -------------------------   ---------   ----------------   --------------   -----------   -----------------
AGENT

                604   Prospective Availablity
                      Service and Client

                620   Dynamic Alarm
                      Adjustment

                621   Incoming Caller
                      Information on Self
                      Labelling Keys

                623   Beamforming Weights
                      Conditioning for
                      Efficient Implementations
                      of Broadband Beamformers

                625   Dynamic Programmable Key
                      Allocation

FILED

               334D   Processing By Use of        US                 11/471742       06/21/2006
                      Synchronized Tuple Spaces
                      and Assertions

               356D   Call Control System and     Canada               2551861       08/17/2000
                      Method

                466   Voice activated language    Canada               2419112       02/18/2003
                      translation

                466   Voice activated language    Europe            03250851.7       08/27/2003
                      translation

                466   Voice activated language    UK                 0204056.6       02/12/2003
                      translation

                466   Voice activated language    UK                 0204056.6       02/21/2002
                      translation

                466   Voice activated language    US                 10/370313       02/19/2003
                      translation

                469   Visually Impaired           Canada               2431124       06/05/2003

                      Application

                469   Visually                    Europe            03253594.0       06/06/2003
                      Impaired
                      Application

                469   Visually                    UK                 0213134.0       06/07/2002
                      Impaired
                      Application

                469   Visually                    US                 10/457076       06/05/2003
                      Impaired
                      Application

                477   Execution sets              Canada               2343705       04/10/2001
                      for generated
                      logs

                477   Execution sets              Europe            01303374.1       04/10/2000
                      for generated
                      logs

                477   Execution sets              US                 09/832373       04/11/2001
                      for generated
                      logs

                484   Noise masking of            US                09/571,534       05/16/2000
                      microphone signals
                      in wired
                      telecommunications
                      equipment and power
                      loss disconnect

                489   Minet IP                    Canada               2339320       03/02/2001
                      Protocol
                      Extensions,

                489   Minet IP                    US                 09/800112       03/05/2001
                      Protocol
                      Extensions,

                491   A better                    Canada               2400148       08/29/2002
                      presentation of a
                      menu for an
                      interactive voice
                      response system

                491   A better                    Europe            02255935.5       08/27/2002
                      presentation of a
                      menu for an
                      interactive voice
                      response system

                491   A better                    UK                 0121150.7       08/31/2001
                      presentation of a
                      menu for an
                      interactive voice
                      response system

                491   A better                    US                 10/231612       08/30/2002
                      presentation of a
                      menu for an
                      interactive voice
                      response system

                502   Methods and                 Canada             2,354,803       08/07/2001
                      Apparatus for
                      Previewing
                      Multimedia
                      Attachments of
                      Electronic Messages

                502   Methods and                 Europe            01306796.2       08/09/2001
                      Apparatus for
                      Previewing
                      Multimedia
                      Attachments of
                      Electronic Messages

                502   Methods and                 US                 09/643150       08/21/2000
                      Apparatus for
                      Previewing
                      Multimedia
                      Attachments of
                      Electronic Messages

                508   Pro-Active                  Canada               2413574       12/05/2003
                      Features for
                      Telephony

                508   Pro-Active                  Europe            02258428.8       12/06/2002
                      Features for
                      Telephony

                508   Pro-Active Features         UK                 0129250.7       12/06/2001

                      for Telephony

                508   Pro-Active                  US                 10/310558       12/05/2002
                      Features for
                      Telephony

                509   A Split Browser             Canada             2,400,139       08/29/2002
                      for Stimulus
                      Phones

                509   A Split Browser             Europe            02256054.6       08/30/2002
                      for Stimulus
                      Phones

                509   A Split Browser             UK                 0121160.6       08/31/2001
                      for Stimulus
                      Phones

                509   A Split Browser             US                 10/232146       08/30/2002
                      for Stimulus
                      Phones

                513   Method and                  Europe            03250228.8       01/14/2003
                      Apparatus for
                      Establishing and
                      maintining voice
                      communications Among
                      a Community of
                      Interest

                513   Method and Apparatus        UK                 0200746.6       01/14/2002
                      for Establishing and
                      maintining voice
                      communications Among
                      a Community of
                      Interest

                513   Method and Apparatus        US                 10/339996       01/10/2003
                      for Establishing and
                      maintining voice
                      communications Among
                      a Community of
                      Interest

                516   Mobile                      Canada             2,381,536       05/21/2002
                      Interactive Logs

                516   Mobile                      Europe             0109241.0       04/12/2002
                      Interactive Logs

                516   Mobile                      US                 10/121779       04/12/2002
                      Interactive Logs

               520D   Tuple Space                 Europe            06076173.1       06/06/2006
                      Operations for
                      Fine Grained
                      Control

                523   An Infrared-based           Canada              05194156       12/03/2002
                      Protocol for
                      Selecting a Service
                      from a Set of
                      Discovered Services

                523   An Infrared-based           Europe            02257705.0       11/06/2002
                      Protocol for
                      Selecting a Service
                      from a Set of
                      Discovered Services

                523   An Infrared-based           US                 10/281700       10/28/2002
                      Protocol for
                      Selecting a Service
                      from a Set of
                      Discovered Services

                526   A Device for                Canada               2452022       12/04/2003
                      Changing the
                      Speaking Rate of
                      Recorded Speech

                526   A Device for                Europe            03257650.6       12/04/2003
                      Changing the
                      Speaking Rate of
                      Recorded Speech

                526   A Device for                UK                 0228245.7       12/04/2002
                      Changing the
                      Speaking Rate of
                      Recorded Speech

                526   A Device for                US                 10/729842       12/04/2003
                      Changing the
                      Speaking Rate of
                      Recorded Speech

                528   Echo Canceller              Canada               2429877       05/27/2003
                      Employing
                      H-register and
                      Storage Register

                528   Echo Canceller              Europe            03252525.5       04/22/2003
                      Employing
                      H-register and
                      Storage Register

                528   Echo Canceller              UK                 0212298.4       05/28/2002
                      Employing
                      H-register and
                      Storage Register

                528   Echo Canceller              US                 10/446359       05/28/2003
                      Employing
                      H-register and
                      Storage Register

                529   Cheap                       Canada               2418251       01/31/2003
                      Lightpipe
                      Design and
                      Construction

                529   Cheap                       Europe            03250642.0       01/31/2003
                      Lightpipe
                      Design and
                      Construction

                529   Cheap                       UK                 0202314.1       02/11/2002
                      Lightpipe
                      Design and
                      Construction

                529   Cheap                       US                 10/355181       01/31/2003
                      Lightpipe
                      Design and
                      Construction

                534   Robust                      Canada             2,394,429       09/19/2002
                      Talker
                      Localization
                      in
                      Reverberant
                      Environment

                534   Robust                      Europe            02255406.7       08/01/2002
                      Talker
                      Localization
                      in
                      Reverberant
                      Environment

                534   Robust                      US                 10/222941       08/15/2002
                      Talker
                      Localization
                      in
                      Reverberant
                      Environment

                539   Integrated                  US                09/921,288       08/01/2001
                      Configuration
                      of Multiple
                      Content Servers

                540   PDA to PDA                  Canada               2463013       04/01/2004
                      Communications
                      Using a Network
                      Portal

                540   PDA to PDA                  Europe            04252024.7       04/05/2004
                      Communications
                      Using a Network
                      Portal

                540   PDA to PDA                  UK                 0307861.5       04/04/2003
                      Communications

                      Using a Network
                      Portal

                540   PDA to PDA                  US                 10/815804       04/02/2004
                      Communications
                      Using a Network
                      Portal

                542   Privacy and                 Canada               2436896       08/11/2003
                      Security Mechanism
                      for Presence
                      Systems with Tuple
                      Spaces

                542   Privacy and                 Europe            03017604.4       08/11/2003
                      Security Mechanism
                      for Presence
                      Systems with Tuple
                      Spaces

                542   Privacy and                 UK                 0218716.9       08/12/2002
                      Security Mechanism
                      for Presence
                      Systems with Tuple
                      Spaces

                542   Privacy and                 US                 10/638416       08/12/2003
                      Security Mechanism
                      for Presence
                      Systems with Tuple
                      Spaces

                543   Architecture and            Canada               2436075       07/24/2003
                      Implementation for
                      Context Aware Call
                      Processing with
                      Local Feature
                      Definition

                543   Architecture and            Europe            03017686.9       08/11/2003
                      Implementation for
                      Context Aware Call
                      Processing with
                      Local Feature
                      Definition

                543   Architecture and            UK                 0218713.6       08/12/2002
                      Implementation for
                      Context Aware Call
                      Processing with
                      Local Feature
                      Definition

                543   Architecture and            US                 10/631811       08/01/2003
                      Implementation for
                      Context Aware Call
                      Processing with
                      Local Feature
                      Definition

                544   Context Aware               Canada               2436086       07/24/2003
                      Call Handling
                      System

                544   Context Aware               Europe            03017607.7       08/11/2003
                      Call Handling
                      System

                544   Context Aware               UK                 0218712.8       08/12/2002
                      Call Handling
                      System

                544   Context Aware               US                 10/631834       08/01/2003
                      Call Handling
                      System

                545   Bimodal                     Canada               2419884       02/26/2003
                      Feature Access
                      for Web
                      Applications

                545   Bimodal                     Europe            03251200.6       02/27/2003
                      Feature Access
                      for Web
                      Applications

                545   Bimodal Feature             UK                 0204768.6       02/28/2002

                           Access for
                           Web
                           Applications

                545        Bimodal                US                 10/375439       02/27/2003
                           Feature Access
                           for Web
                           Applications

                546        Making Presence        Canada               2436061       07/24/2003
                           Services Aware
                           of Communication
                           Services

                546        Making Presence        Europe            03017608.5       08/11/2003
                           Services Aware
                           of Communication
                           Services

                546        Making Presence        UK                 0218711.0       08/12/2002
                           Services Aware
                           of Communication
                           Services

                546        Making Presence        US                 10/631789       08/01/2003
                           Services Aware of
                           Communication
                           Services

                547        Personalized and       Canada               2436072       07/24/2003
                           Customizable Feature
                           Execution and
                           Specification System
                           for Application in IP
                           Telephony and
                           elsewhere with
                           Operational Semantics
                           and Implemntation
                           with Deontic Task
                           Trees

                547        Personalized and       Europe            03017609.3       08/11/2003
                           Customizable Feature
                           Execution and
                           Specification System
                           for Application in
                           IP Telephony and
                           elsewhere with
                           Operational
                           Semantics and
                           Implemntation with
                           Deontic Task
                           Trees

                547        Personalized and       UK                 0218710.2       08/12/2002
                           Customizable Feature
                           Execution and
                           Specification System
                           for Application in
                           IP Telephony and
                           elsewhere with
                           Operational
                           Semantics and
                           Implemntation with
                           Deontic Task
                           Trees

                547        Personalized and       US                 10/631853       08/01/2003
                           Customizable
                           Feature Execution
                           and
                           Specification
                           System for
                           Application in IP
                           Telephony and

                      elsewhere with
                      Operational
                      Semantics and
                      Implemntation with
                      Deontic Task Trees

                550   Generation of               Europe            03017605.1       08/11/2003
                      availability
                      indicators from
                      call control
                      policies for
                      presence enabled
                      telephony systems

                550   Generation of               UK                 0218714.4       08/12/2002
                      availability
                      indicators from
                      call control
                      policies for
                      presence enabled
                      telephony systems

                550   Generation of               US                 10/631747       08/01/2003
                      availability
                      indicators from
                      call control
                      policies for
                      presence enabled
                      telephony systems

                551   Internet                    Canada               2455469       01/19/2004
                      Appliance Proxy
                      Protocol to
                      Support
                      Location-based
                      Services

                551   Internet                    Europe            04250146.0       01/14/2004
                      Appliance Proxy
                      Protocol to
                      Support
                      Location-based
                      Services

                551   Internet                    UK                 0301285.3       01/20/2003
                      Appliance Proxy
                      Protocol to
                      Support
                      Location-based
                      Services

                551   Internet                    US                 10/759249       01/20/2004
                      Appliance Proxy
                      Protocol to
                      Support
                      Location-based
                      Services

                552   Availability and            Canada               2436067       07/24/2003
                      Location Predictor
                      Using Call
                      Processing
                      Indications

                552   Availability and            Europe            03017610.1       08/11/2003
                      Location Predictor
                      Using Call
                      Processing
                      Indications

                552   Availability and            UK                 0218708.6       08/12/2002
                      Location Predictor
                      Using Call
                      Processing
                      Indications

                552   Availability and            US                 10/631819       08/01/2003
                      Location Predictor
                      Using Call
                      Processing
                      Indications

                554   Method for extending        Canada               2453076       12/15/2003
                      the frequency range
                      of a beamformer
                      without spatial
                      aliasing

                554   Method for extending the    Europe            03257799.1       12/11/2003
                      frequency range of a
                      beamformer without
                      spatial aliasing

                554   Method for extending the    UK                 0229267.0       01/16/2003
                      frequency range of a
                      beamformer without
                      spatial aliasing

                554   Method for extending the    US                 10/734116       12/15/2003
                      frequency range of a
                      beamformer without
                      spatial aliasing

                556   IP Device Registration      Canada               2399979       08/28/2002
                      for a Multiple DHCP
                      Server Network

                556   IP Device Registration      UK                 0227885.1       11/29/2002
                      for a Multiple DHCP
                      Server Network

                557   Role-based Presence         Canada               2436102       07/24/2003

                557   Role-based Presence         Europe            03017611.9       08/11/2003

                557   Role-based Presence         UK                 0218707.8       08/12/2002

                557   Role-based Presence         US                 10/631794       08/01/2003

                558   Remote Policy Asst with     Canada               2463565       04/07/2004
                      means for PSTN/Internet
                      Interworking for QuS and
                      Enabled Services

                558   Remote Policy Asst with     Europe            04252025.4       04/05/2004
                      means for PSTN/Internet
                      Interworking for QuS and
                      Enabled Services

                558   Remote Policy Asst with     UK                 0308189.0       04/09/2003
                      means for PSTN/Internet
                      Interworking for QuS and
                      Enabled Services

                558   Remote Policy Asst with     US                 10/820132       04/08/2004
                      means for PSTN/Internet
                      Interworking for QuS and
                      Enabled Services

                559   Asymmetrical loudspeaker    Canada               2442180       09/22/2003
                      enclosures to achieve
                      enchanced low frequency
                      response

                559   Asymmetrical loudspeaker    Europe            03255913.0       09/22/2003
                      enclosures to achieve
                      enchanced low frequency
                      response

                559   Asymmetrical loudspeaker    UK                 0222067.1       09/23/2002
                      enclosures to achieve
                      enchanced low frequency
                      response

                559   Asymmetrical loudspeaker    US                 10/669138       09/22/2003
                      enclosures to achieve
                      enchanced low frequency
                      response

                560   Interactive Conflict        Canada               2443337       09/29/2003
                      Resolution for
                      Personalized Policy-Based
                      Services

                560   Interactive Conflict        Europe            03256555.8       10/17/2003
                      Resolution for
                      Personalized Policy-Based
                      Services

                560   Interactive Conflict        UK                 0224187.5       10/17/2002
                      Resolution for
                      Personalized Policy-Based
                      Services

                560   Interactive Conflict        US                 10/680345       10/08/2003
                      Resolution for
                      Personalized Policy-Based
                      Services

                561   Method for Broadband        Canada               2453048       12/11/2003
                      Constant Directivity
                      Beamforming for Non
                      Linear and Non
                      Axi-symmetric Sensors
                      Arrays Embedded in an
                      Obstacle

                561   Method for Broadband        Europe            03257798.3       12/11/2003
                      Constant Directivity
                      Beamforming for Non
                      Linear and Non
                      Axi-symmetric Sensors
                      Arrays Embedded in an
                      Obstacle

                561   Method for Broadband        UK                 0229059.1       12/12/2002
                      Constant Directivity
                      Beamforming for Non
                      Linear and Non
                      Axi-symmetric Sensors
                      Arrays Embedded in an
                      Obstacle

                561   Method for Broadband        US                 10/732283       12/11/2003
                      Constant Directivity
                      Beamforming for Non
                      Linear and Non
                      Axi-symmetric Sensors
                      Arrays Embedded in an
                      Obstacle

                563   Embedded VOIP Security      Canada               2479086       08/25/2004
                      Monitor for PDA attached
                      telephone

                563   Embedded VOIP Security      Europe            04104100.5       08/26/2004
                      Monitor for PDA attached
                      telephone

                563   Embedded VOIP Security      UK                 0319950.2       08/26/2003
                      Monitor for PDA attached
                      telephone

                563   Embedded VOIP Security      US                 10/926077       08/26/2004
                      Monitor for PDA attached
                      telephone

                564   A Method to Capture the     Canada               2414636       12/18/2003
                      Constant Echo Path
                      Information in
                      Full-Duplex Telephones

                564   A Method to Capture the     US                 10/321499       12/18/2002
                      Constant Echo Path
                      Information in
                      Full-Duplex Telephones

                565   One method of capturing     Canada               2451417       11/28/2003
                      and reusing the constant
                      echo path information
                      using the default
                      coefficients in an echo
                      canceller

                565   One method of capturing     Europe            03257532.6       11/28/2003
                      and reusing the constant
                      echo path information
                      using the default
                      coefficients in an echo
                      canceller

                565   One method of capturing     UK                 0227885.1       11/29/2002
                      and reusing the constant
                      echo path information
                      using the default
                      coefficients in an echo
                      canceller

                565   One method of capturing     US                 10/722472       11/28/2003
                      and reusing the constant
                      echo path information
                      using the default
                      coefficients in an echo
                      canceller

                566   One method to reduce the    Canada               2453867       12/18/2003
                      switching effects when
                      AES algorithm is used for
                      echo suppression

                566   One method to reduce the    Europe            04250395.3       01/24/2004
                      switching effects when
                      AES algorithm is used for
                      echo suppression

                566   One method to reduce the    UK                 0302219.1       01/31/2003
                      switching effects when
                      AES algorithm is used for
                      echo suppression

                566   One method to reduce the    US                 10/765465       01/26/2004
                      switching effects when
                      AES algorithm is used for
                      echo suppression

                567   A method to reduce          Canada               2475183       07/20/2004
                      acoustic coupling and
                      howling effects in
                      full-duplex audio
                      conferencing systems
                      based on the beamforming
                      technology

                567   A method to reduce          Europe            04254345.4       07/21/2004
                      acoustic coupling and
                      howling effects in
                      full-duplex audio
                      conferencing systems
                      based on the beamforming
                      technology

                567   A method to reduce          US                 10/896444       07/22/2004
                      acoustic coupling and
                      howling effects in
                      full-duplex audio
                      conferencing systems
                      based on the beamforming
                      technology

                568   Spontaneous Discovery of    Canada               2509991       06/15/2005
                      Remote Bluetooth Data
                      Profiles over an Internet
                      Protocol Communication
                      Session

                568   Spontaneous Discovery of    UK                 0413431.8       06/15/2004
                      Remote Bluetooth Data
                      Profiles over an Internet
                      Protocol Communication
                      Session

                568   Spontaneous Discovery of    US                 11/153200       06/15/2005
                      Remote Bluetooth Data
                      Profiles over an Internet
                      Protocol Communication
                      Session

                569   High Availability           Canada               2461910       03/25/2004
                      Telephone Set

                569   High Availability           Europe            04251746.6       03/25/2004
                      Telephone Set

                569   High Availability           UK                 0306947.3       03/26/2003
                      Telephone Set

                569   High Availability           US                 10/439882       05/16/2003
                      Telephone Set

                570   A method of optimal         Canada               2481640       09/15/2004
                      microphone arry design
                      under uniform acoustic
                      coupling constraints

                570   A method of optimal         Europe            04104469.4       09/15/2004
                      microphone arry design
                      under uniform acoustic
                      coupling constraints

                570   A method of optimal         UK                 0321722.1       09/16/2003
                      microphone arry design
                      under uniform acoustic
                      coupling constraints

                570   A method of optimal         US                 10/941961       09/16/2004
                      microphone arry design
                      under uniform acoustic
                      coupling constraints

                572   Low cost otocoupled DAA     Canada               2486335       10/29/2004

                572   Low cost otocoupled DAA     Europe            04256715.6       10/29/2004

                572   Low cost otocoupled DAA     UK                 0325301.0       10/30/2003

                572   Low cost otocoupled DAA     US                 10/976279       10/29/2004

                573   System and Method of        Canada               2491849       12/30/2004
                      Self-Discovery and
                      Self-Calibration in a
                      Video Conferencing System

                573   System and Method of        Europe            04107073.1       12/30/2004
                      Self-Discovery and
                      Self-Calibration in a
                      Video Conferencing System

                573   System and Method of        UK                 0330253.6       12/31/2003
                      Self-Discovery and
                      Self-Calibration in a
                      Video Conferencing System

                573   System and Method of        US                 11/027234       12/30/2004
                      Self-Discovery and
                      Self-Calibration in a
                      Video Conferencing System

                574   Detecting Acoustic Echoes   Canada               2485728       10/21/2004
                      using Microphone Arrays

                574   Detecting Acoustic Echoes   Europe            04105221.8       10/21/2004
                      using Microphone Arrays

                574   Detecting Acoustic Echoes   UK                 0324536.2       10/21/2003
                      using Microphone Arrays

                574   Detecting Acoustic Echoes   US                 10/971213       10/21/2004
                      using Microphone Arrays

                575   Physical Beamforming        Canada               2472938       07/02/2004
                      Using Omnidirectional
                      Microphones

                575   Physical Beamforming        Europe            04253970.0       07/01/2004
                      Using Omnidirectional
                      Microphones

                575   Physical Beamforming        UK                 0315426.7       07/01/2003
                      Using Omnidirectional
                      Microphones

                575   Physical Beamforming        US                 10/881468       01/01/2004
                      Using Omnidirectional
                      Microphones

                576   Narrow Band Tone            Canada               2494386       01/26/2005
                      Detection in Echo
                      Canceller Systems

                576   Narrow Band Tone            Europe            05100496.8       01/24/2005
                      Detection in Echo
                      Canceller Systems

                576   Narrow Band Tone            UK                 0402096.2       01/30/2004
                      Detection in Echo
                      Canceller Systems

                576   Narrow Band Tone            US                 11/045825       01/27/2005
                      Detection in Echo
                      Canceller Systems

                577   Using Information Path      Canada               2506927       05/09/2005
                      Transformation to Adapt
                      Legacy Systems for
                      Multiple Language Support

                577   Using Information Path      Europe            05103835.4       05/09/2005
                      Transformation to Adapt
                      Legacy Systems for
                      Multiple Language Support

                577   Using Information Path      UK                 0412424.4       06/03/2004
                      Transformation to Adapt
                      Legacy Systems for
                      Multiple Language Support

                577   Using Information Path      US                 11/128004       05/12/2005
                      Transformation to Adapt
                      Legacy Systems for
                      Multiple Language Support

                578   A method to detect an       Canada               2494500       01/27/2005
                      echo path change in Echo
                      Canceller System

                578   A method to detect an       Europe            05250270.5       01/20/2005
                      echo path change in Echo
                      Canceller

                      System

           578        A method to detect          UK                 0402102.8       01/30/2004
                      an echo path change
                      in Echo Canceller System

           578        A method to detect          US                 11/045743       01/27/2005
                      an echo path change
                      in Echo Canceller System

           579        High Precision              Canada               2498444       02/24/2005
                      Beamsteerer Based on
                      Fixed Beamforming
                      Approach

           579        High Precision              Europe            05251419.7       03/09/2005
                      Beamsteerer Based on
                      Fixed Beamforming
                      Approach

           579        High Precision              UK                 0405455.7       03/11/2004
                      Beamsteerer Based on
                      Fixed Beamforming
                      Approach

           579        High Precision              US                 11/075811       03/10/2005
                      Beamsteerer Based on
                      Fixed Beamforming
                      Approach

           580        Optimal design of a         Canada               2489113       12/06/2004
                      leak to correct the
                      negative effect of
                      enslosure acoustic
                      modes on the loudspeaker
                      frequency response

           580        Optimal design of a         Europe            04106448.6       12/09/2004
                      leak to correct the
                      negative effect of
                      enslosure acoustic
                      modes on the
                      loudspeaker
                      frequency response

           580        Optimal design of a         UK                 0328639.0       12/10/2003
                      leak to correct the
                      negative effect of
                      enslosure acoustic
                      modes on the
                      loudspeaker
                      frequency response

           580        Optimal design of a         US                 11/008510       12/10/2004
                      leak to correct the
                      negative effect of
                      enslosure acoustic
                      modes on the
                      loudspeaker
                      frequency response

           584        Method of Adjusting         Canada               2499249       03/02/2005
                      Speakerphone
                      Performance Based

                      on Set Tilt

           584        Method of                   Europe            05251339.7       03/07/2005
                      Adjusting
                      Speakerphone
                      Performance Based
                      on Set Tilt

           584        Method of                   UK                 0405341.9       03/10/2004
                      Adjusting
                      Speakerphone
                      Performance Based
                      on Set Tilt

           584        Method of                   US                 11/075048       03/07/2005
                      Adjusting
                      Speakerphone
                      Performance Based
                      on Set Tilt

           585        Universal                   Canada               2499232       03/03/2005
                      Microphone Array
                      Stand

           585        Universal                   Europe            05251486.6       03/11/2005
                      Microphone Array
                      Stand

           585        Universal                   UK                 0405790.7       03/15/2004
                      Microphone Array
                      Stand

           585        Universal                   US                 11/077069       03/10/2005
                      Microphone Array
                      Stand

           586        A Method for                Canada               2503929       04/07/2005
                      Recognizing
                      Location Move of
                      VoIP Phones in a
                      Closed Environment

           586        A Method for                Europe            05102826.4       04/11/2005
                      Recognizing
                      Location Move of
                      VoIP Phones in a
                      Closed Environment

           586        A Method for                UK                 0408671.6       04/19/2004
                      Recognizing
                      Location Move of
                      VoIP Phones in a
                      Closed Environment

           586        A Method for                US                 11/104827       04/13/2005
                      Recognizing
                      Location Move of
                      VoIP Phones in a
                      Closed Environment

           587        Method for                  Canada               2497106       02/15/2005
                      Selecting Impedance
                      Setting for LS
                      Trunk Line

           587        Method for                  Europe            05251210.0       03/01/2005
                      Selecting Impedance
                      Setting for LS
                      Trunk Line

           587        Method for                  UK                 0404911.0       03/04/2004
                      Selecting Impedance
                      Setting for LS
                      Trunk Line

           587        Method for Selecting        US                 11/060514       02/16/2005

                      Impedance Setting
                      for LS Trunk Line

           588        Method of Dynamic           Canada               2457812       02/16/2004
                      Adaptation for
                      Jitter Buffering
                      in Packet
                      Networks

           588        Method of Dynamic           Europe            04102763.2       06/16/2004
                      Adaptation for
                      Jitter Buffering
                      in Packet
                      Networks

           588        Method of Dynamic           US                 10/780220       02/17/2004
                      Adaptation for
                      Jitter Buffering
                      in Packet
                      Networks

           589        Dynamic mailbox             Canada               2551707       07/05/2006
                      size configuration
                      by self modification
                      based on
                      historical behaviour

           589        Dynamic mailbox             Europe            05106378.2       07/12/2005
                      size configuration
                      by self modification
                      based on
                      historical behaviour

           589        Dynamic mailbox             US                 11/483893       07/10/2006
                      size configuration
                      by self modification
                      based on
                      historical behaviour

           593        Adaptation Step             Canada               2514434       08/04/2005
                      Control Based on
                      Expected Echo Return
                      Loss Enhancement
                      Achievable in Echo
                      Canceller Systems

           593        Adaptation Step             Europe            05107144.7       08/02/2005
                      Control Based on
                      Expected Echo Return
                      Loss Enhancement
                      Achievable in Echo
                      Canceller Systems

           593        Adaptation Step             UK                 0417375.3       08/04/2004
                      Control Based on
                      Expected Echo
                      Return Loss
                      Enhancement
                      Achievable in Echo
                      Canceller Systems

           593        Adaptation Step             US                 11/196624       08/03/2005
                      Control Based on
                      Expected Echo Return
                      Loss Enhancement
                      Achievable in Echo
                      Canceller Systems

           594        A method to reduce          Canada               2539798       03/15/2006
                      training time of
                      the acoustic echo
                      canceller in
                      full-duplex
                      beamforming-based audio
                      conferencing systems

           594        A method to reduce          Europe            05103821.4       05/09/2005
                      training time of
                      the acoustic echo
                      canceller in
                      full-duplex
                      beamforming-based audio
                      conferencing systems

           594        A method to reduce          US                 11/381788       05/05/2006
                      training time of
                      the acoustic echo
                      canceller in
                      full-duplex
                      beamforming-based
                      audio conferencing
                      systems

           595        Twinning Handoff            Europe            06250453.5       01/27/2006

           596        Accelerated                 Canada               2539143       03/09/2006
                      training for
                      acoustic echo
                      cancellation in
                      full-duplex
                      beamforming-based
                      audio conferencing
                      systems

           596        Accelerated                 Europe            05252066.5       04/01/2005
                      training for
                      acoustic echo
                      cancellation in
                      full-duplex
                      beamforming-based
                      audio conferencing
                      systems

           596        Accelerated                 US                 11/392915       03/29/2006
                      training for
                      acoustic echo
                      cancellation in
                      full-duplex
                      beamforming-based
                      audio conferencing
                      systems

           598        E-911 Managed               Canada               2541287       03/03/2006
                      Call Routing

           598        E-911 Managed               Europe            05103393.3       04/26/2005
                      Call Routing

           598        E-911 Managed               US                 11/380034       04/25/2006
                      Call Routing

           599        Shared                      Europe            05107535.6       08/16/2005
                      Space
                      Preferences

           600        Method of Early             Canada               2537083       02/21/2006
                      Detection of
                      Encrypted Signals
                      in Packet Networks

           600        Method of Early             Europe            06250957.5       02/23/2006
                      Detection of
                      Encrypted Signals
                      in Packet Networks

           600        Method of Early             US                 11/063563       02/24/2005
                      Detection of
                      Encrypted Signals
                      in Packet Networks

           601        Method of                   Canada               2535662       02/09/2006
                      Measuring
                      Distortion
                      (Nonlinearity)
                      for LS Trunk
                      Circuit and
                      Calculating
                      Residue-Error
                      Threshold

           601        Method of                   Europe            05101003.1       02/22/2005
                      Measuring
                      Distortion
                      (Nonlinearity)
                      for LS Trunk
                      Circuit and
                      Calculating
                      Residue-Error
                      Threshold

           601        Method of Measuring         US                 11/351133       02/09/2006
                      Distortion
                      (Nonlinearity) for
                      LS Trunk Circuit
                      and Calculating
                      Residue-Error
                      Threshold

           603        Computer-Telephony          Europe            05250670.6       02/07/2005
                      Device

           605        Anti-Howling                Canada               2545551       05/02/2006
                      Structure for
                      Full-Duplex
                      Hands-Free
                      Communications
                      Systems

           605        Anti-Howling                Europe            06011405.5       06/01/2006
                      Structure for
                      Full-Duplex
                      Hands-Free
                      Communications
                      Systems

           605        Anti-Howling                US                 11/272813       11/15/2005
                      Structure for
                      Full-Duplex
                      Hands-Free
                      Communications
                      Systems

           606        Adaptive                    Canada                             09/13/2006
                      Loudspeaker-coupling
                      equalisation for
                      full-duplex
                      switched-beamforming
                      based audio
                      conference phones

           606        Adaptive                    US                 11/253634       10/20/2005
                      Loudspeaker-coupling
                      equalisation for
                      full-duplex
                      switched-beamforming
                      based audio
                      conference phones

           607        Method of Detection         Canada                             09/13/2006
                      of Various Devices
                      Within a Room

           607        Method of Detection         US                 11/272814       11/15/2005
                      of Various Devices
                      Within a Room

           608        Personal Directory          Canada               2544008       04/18/2006

           608        Personal Directory          Europe            06011170.5       05/31/2006

           608        Personal Directory          US                 11/259090       10/27/2005

           609        Midspan Power               Canada               2545525       05/02/2006
                      Delivery System
                      for Reduced
                      Emissions

           609        Midspan Power               Europe            06011384.2       06/01/2006
                      Delivery System
                      for Reduced
                      Emissions

           609        Midspan Power               US                 11/242857       10/05/2005
                      Delivery System
                      for Reduced
                      Emissions

           611        Method to Create a          Europe            05257443.1       12/02/2005
                      Distributed TFTP
                      Server Network
                      Among IP Phones by
                      Temporarily
                      Transforming TFTP

                      Clients into
                      TFTP Servers

           612        Voicemail Podcasting        Europe            06014553.9       07/13/2006

           613        Method to Accelerate        Europe            06110115.0       02/17/2006
                      IP Phone TCP Control
                      Link Loss Detection
                      Using Networks
                      Neighbour Knowledge

           614        Modified                    Europe            06111900.4       03/20/2006
                      Least-Mean-Squares
                      Algorithm with
                      Reduced
                      Computational
                      Complexity

           615        Method to                   Europe            06251290.0       03/10/2006
                      Distribute
                      Connection Attempts
                      by Stimulus IP
                      Phones to their
                      Server

           616        An Approach to              Europe            05257586.7       12/09/2005
                      Improve Echo
                      Performance

           617        Queuing Method to           Europe            06251301.5       03/10/2006
                      Coordinate
                      Connection Attempts
                      by Stimulus IP
                      Phones to Their
                      Server

           618        Method to Share             Europe            06110118.4       02/17/2006
                      Networks Access
                      Resources with Other
                      Stimulus Devices in
                      the Same Networks

           619        Incoming Caller             Europe            06114731.0       05/30/2006
                      Information on
                      Self Labeling Keys

           622        The Echo Path Change        US                 11/422747       06/07/2006
                      Detector Employing
                      Short Adaptive
                      Filter, Default
                      Filter and Long
                      Adaptive Filter

           624        Delayed adaptation          Europe            06118535.1       08/07/2006
                      structure for
                      improved
                      double-talk
                      immunity in echo
                      cancellation devices

GRANTED

             1        Communication               Canada                558123         02/04/88       1293042            12/10/91
                      System Supporting
                      Remote Operations

             1        Communication               UK                 8901981.4         01/30/89       2215561            05/20/92
                      System Supporting
                      Remote Operations

             1        Communication               US                 07/304472         02/01/89       5007080            04/09/91
                      System Supporting
                      Remote Operations

             2        Telephone Call              Canada                561623         03/16/88       1336449            07/25/95
                      Answering System

                  3   Telephone or Data           Canada               2009034         01/31/90       2009034            04/04/95
                      Switching System with
                      Variable Protocol
                      Inter-Office
                      Communication

                  3   Telephone or Data           US                    494668         03/16/90       5140590            08/18/92
                      Switching System with
                      Variable Protocol
                      Inter-Office
                      Communication

                  4   Voice Activated             Canada               2058644         12/31/91       2058644            06/18/96
                      Telephone Set

                  4   Voice Activated             Canada               2149012         12/31/91       2149012            09/02/97
                      Telephone Set

                  4   Voice Activated             UK                 9227115.4         12/30/92       2263042            06/28/95
                      Telephone Set

                 47   Wireless Zone               Canada               2043127         05/23/91       2043127            05/07/96
                      Management

                 47   Wireless Zone               Italy            MI92A001048         04/30/92       1255119            10/20/95
                      Management

                 47   Wireless Zone               Mexico                922398         05/21/92        175334            07/21/94
                      Management

                 47   Wireless Zone               UK                   9211039         05/22/92       2257321            05/22/92
                      Management

                 47   Wireless Zone               US                    238632         05/05/94       5586167            12/17/96
                      Management

                 47   Wireless Zone               US                    875981         04/29/92       5329576            07/12/94
                      Management

                 55   PABX Common Relay           Canada               2052500         09/30/91       2052500            09/19/95
                      System

                 55   PABX Common Relay           Canada               2141772         09/30/91       2141772            04/21/98
                      System

                 55   PABX Common Relay           Germany           P4232667.2         09/29/92    P4232667.2            09/29/92
                      System

                 55   PABX Common Relay           UK                 9220539.2         09/29/92       2260064            09/29/92
                      System

                 55   PABX Common Relay           UK                 9514139.6         09/29/92       2289601            09/29/92
                      System

                 55   PABX Common Relay           UK                 9514140.4         09/29/92       2289391            09/29/92
                      System

                 55   PABX Common Relay           US                    950231         09/24/92       5274634            12/28/93
                      System

                 63   Charger/Detector for        Canada               2108225         10/12/93       2108225            07/22/97
                      Cordless Telephone

                 63   Charger/Detector for        UK                 9420589.5         10/12/94       2283389            08/12/98
                      Cordless Telephone

                 63   Charger/Detector for        US                    321239         10/11/94       5596633            01/21/97
                      Cordless Telephone

                 70   Cell Relay Transport        Canada             2,120,542       07/08/2003
                      Mechanism

                 70   Cell Relay Transport        Europe                               04/04/95       0754397            08/05/98
                      Mechanism

                 70   Cell Relay Transport        France            95914259.7         04/04/95   EP0754397B1            08/05/98
                      Mechanism

                 70   Cell Relay Transport        Germany        69503892.3-08         12/09/98   EP0754397B1            08/05/98
                      Mechanism

                 70   Cell Relay Transport        Japan                7525325         04/04/95       3379759          12/13/2002
                      Mechanism

                 70   Cell Relay                  UK                95914259.7         04/04/95   EP0754397B1            08/05/98
                      Transport Mechanism

                 70   Cell Relay                  US                 08/716319       04/04/1005       5970068            10/19/99
                      Transport Mechanism

                 77   Regulated                   Canada               2053382         10/11/91       2053382          04/12/2000
                      Auxiliary Power
                      Supply

                 77   Regulated                   Europe            92921197.7         10/09/92       0607246            12/13/95
                      Auxiliary Power
                      Supply

                 77   Regulated                   US                    211618         10/09/92       5502634            03/26/96
                      Auxiliary Power
                      Supply

                 78   Off-Hook Telephone          Canada               2049583         08/21/91       2049583          04/18/2000
                      With Temporary Park
                      Feature

                 78   Off-Hook Telephone          UK                92917629.5         08/21/92       0599931            05/14/97
                      With Temporary Park
                      Feature

                 78   Off-Hook Telephone          US                08/196,238         08/21/92       5440628            08/08/95
                      With Temporary Park
                      Feature

                 79   Wireless Interface          Canada               2053776         10/22/91       2053776          05/23/2000

                 79   Wireless Interface          Germany           92921893.1         10/22/91    69217238.6            01/29/97

                 79   Wireless Interface          Mexico                180750         10/21/92        180750            02/01/96

                 79   Wireless Interface          UK                92921893.1         10/22/91       0610287            01/29/97

                 79   Wireless Interface          US                08/702,801         08/26/96       5677942            10/14/97

                 81   Mobile Wireless             Canada               2062040         02/28/92       2062040          01/16/2001
                      Communications
                      System

                 81   Mobile Wireless             Mexico                182643         02/26/93        182643            08/13/96
                      Communications
                      System

                 81   Mobile Wireless             UK                 9303876.8         02/26/93       2264841            02/08/95
                      Communications
                      System

                 81   Mobile Wireless             US                  08/21862         02/24/93       5423065            06/06/95
                      Communications
                      System

                 93   Method of Defining          Canada               2065131         04/03/92       2065131            09/15/98
                      Operation of
                      Switching System
                      Peripherals

                 93   Method of Defining          US                     41955         04/02/93       5386459            01/31/95
                      Operation of
                      Switching System
                      Peripherals

                105   Delayed Cancel              Canada               2085280         12/14/92       2085280          08/15/2000
                      Waiting

                105   Delayed Cancel              UK                 9324948.0         05/30/94      2273419B            10/30/96
                      Waiting

                105   Delayed Cancel              US                  08163004         01/26/95       5425092            06/13/95
                      Waiting

                106   Portable                    Canada               2081125         10/22/92       2081125            03/04/97
                      Telephone User
                      Profiles

                106   Portable                    Germany           P4335803.9         10/20/93    P4335803.9            10/14/99
                      Telephone User
                      Profiles

                106   Portable                    UK                 9319628.5         09/23/93       2271912            02/05/97
                      Telephone User
                      Profiles

                106   Portable                    US                    025869         03/03/93       5657377            08/12/97
                      Telephone User
                      Profiles

                107   Global Management of        Canada               2078045         09/11/92       2078045            11/16/99
                      Telephone Directory

                107   Global Management           Germany           P4330986.0         09/13/93      P4330986            08/06/98
                      of Telephone
                      Directory

                107   Global Management           UK                 9318795.3         09/10/93       2270608            09/25/96
                      of Telephone
                      Directory

                107   Global Management of        US                    119983         09/10/93       5509058            04/16/96
                      Telephone Directory

                109   Method of Operating         Canada               2080797         10/16/92       2080797            02/02/99
                      a Computer Program

                109   Method of Operating         US                  07962330         10/16/92     5,659,738            08/19/97
                      a Computer Program

                111   Associated Equipment        Canada               2088420         01/29/93       2088420            10/08/96
                      Numbers

                111   Associated Equipment        Germany           P4325773.9         07/31/93    P4325773.9            07/31/93
                      Numbers

                111   Associated Equipment        UK                 9316752.6         08/12/93      2274758B            03/12/97
                      Numbers

                111   Associated Equipment        US                     58937         05/07/93       5454032            09/26/95
                      Numbers

                113   Unique Ringing              Canada               2091278         08/09/93
                      on Prime Line

                113   Unique Ringing              Germany           P4407671.1         03/09/94     44 07 671          09/23/2004
                      on Prime Line

                113   Unique Ringing              UK                 9404444.3         03/08/94       2276062            11/13/96
                      on Prime Line

                113   Unique Ringing              US                    207958         03/08/94       5491746            02/13/96
                      on Prime Line

                114   Wired Wireless              Canada               2100699         07/16/93       2100699            07/08/97

                114   Wired Wireless              Germany            4424896.2         07/15/94       4424896

                114   Wired Wireless              UK                 9413303.0         01/07/94       2280334            01/25/95

                114   Wired Wireless              US                    636777         04/19/96       5703942            12/30/97

                118   Multiple                    Canada               2094210         04/16/93       2094210            07/08/97
                      Queue Resource
                      Management

                118   Multiple Queue              US                  08225655         04/11/94       5515428            05/07/96
                      Resource
                      Management

                119   Signalling System           Canada               2110643         12/03/93       2110643            07/08/97

                119   Signalling System           Germany            4440545.6         11/12/94       4440545            07/03/97

                119   Signalling System           UK                 9423016.6         11/15/94       2284518            03/18/98

                119   Signalling System           US                    330450         10/28/94       5539816            07/23/96

                122   Method and Apparatus        Canada               2108224         10/12/93       2108224            09/09/97
                      for Implementing
                      Hunt Groups

                122   Method and                  Germany           P4430344.0         06/07/94   P4430344.0-31         12/13/2001
                      Apparatus for
                      Implementing Hunt
                      Groups

                122   Method and                  UK                 9429588.7         06/07/94         2282937          05/13/98
                      Apparatus for
                      Implementing Hunt
                      Groups

                123   Hunting Mode                Canada               2108223         10/12/93         2108223          12/23/97

                123   Hunting Mode                UK                 9420594.5         10/12/94        2282938B          09/30/98

                125   Automatic Telephone         Canada               2110669         12/03/93         2110669        05/23/2000
                      Feature Selector

                125   Automatic Telephone         Germany            4442822.7         02/07/95
                      Feature Selector

                125   Automatic Telephone         US                   352,747         12/02/94         5541983          07/30/96
                      Feature Selector

                126   Method of Providing         US                  08833426         04/07/97         5949873          09/07/99
                      a Centrex Type
                      Operation Using a
                      PBX and a Central
                      Switching Office

                127   Delayed Seizure             Canada               2132610         09/21/94         2132610          04/28/98
                      on Associated
                      Devices

                127   Delayed Seizure             UK                 9518147.5         09/06/95         2293521          10/07/98
                      on Associated
                      Devices

                127   Delayed Seizure             US                    520590         10/14/94         5586169          12/17/96
                      on Associated
                      Devices

                132   An Adaptive                 Canada               2123068         05/06/94         2123068          04/14/98
                      Method for
                      Allocating Calls

                132   An Adaptive Method          Germany          P19516364.8         05/04/95     P19516364.8        10/04/2001
                      for Allocating
                      Calls

                132   An Adaptive                 UK                 9509193.0         05/05/95         2289599          02/24/99
                      Method for
                      Allocating Calls

                132   An Adaptive                 US                  08426960         04/24/95         5675636          10/07/97
                      Method for
                      Allocating Calls

                134   Local Area                  Canada               2148970         09/21/94         2148970          11/09/99
                      Communications
                      Server System

                134   Local Area                  Germany          P19542122.1                      P19542122.1        08/04/2004
                      Communications
                      Server System

                134   Local Area                  UK                 9523052.0         11/10/95         2295068          11/11/98
                      Communications
                      Server System

                134   Local Area                  US                  08339463         11/14/94       5,657,446          08/12/97
                      Communications
                      Server System

                136   ACTIVE DIGIT                Canada               2164035         11/29/95         2164035        04/11/2000
                      CANCELLING
                      PARALLEL DIALER

                136   ACTIVE DIGIT                UK                 9526687.0         12/29/95         2296624          04/21/99
                      CANCELLING
                      PARALLEL DIALER

                136   ACTIVE DIGIT                US                  08366668         12/30/94         5706341          01/06/98
                      CANCELLING
                      PARALLEL DIALER

                139   Enterprise                  Canada               2119085         03/15/94         2119085        01/15/2002
                      Communication
                      System

                139   Enterprise                  Germany         195 49 809.7         03/13/95   divisional
                      Communication                                                               applications
                      System

                139   Enterprise                  Germany           19549810.0         03/13/95   divisional
                      Communication                                                               applications
                      System

                139   Enterprise                  Germany          P19508940.5         03/13/95     195 08 940         03/09/2006
                      Communication
                      System

                139   Enterprise                  UK                 9505127.2         03/14/95        2289598           12/23/98
                      Communication
                      System

                139   Enterprise                  US                    257917         06/10/94        5638494           06/10/97
                      Communication
                      System

                139   Enterprise                  US                                   01/03/95      5,802,396           09/01/98
                      Communication
                      System

                143   Help Desk                   Canada               2119086         03/15/94       2119,086           06/16/98
                      Improvement

                143   Help Desk                   UK                 9501468.4         01/25/95        2287609           10/21/98
                      Improvement

                143   Help Desk                   US                    369179         01/05/95        5625682           04/29/97
                      Improvement

                160   Service Context             Canada               2178153         06/04/96        2178153           11/09/99
                      Sensitive Features
                      & Applications

                160   Service Context             Germany           19622347.4         06/04/96       19622347         08/07/2004
                      Sensitive Features
                      & Applications

                160   Service Context             UK                 9611596.9         06/04/96        2301983           08/25/99
                      Sensitive Features
                      & Applications

                160   Service Context             US                  08461451         06/05/95        5761288           06/02/98
                      Sensitive Features
                      & Applications

                161   Transfer of Basic           Canada               2224466         12/11/97        2224466         12/23/2003
                      Knowledge to Agents

                161   Transfer of Basic           UK                 9726965.8         12/19/97        2322719           02/17/99
                      Knowledge to Agents

                161   Transfer of Basic           US                09/973,756       10/11/2001        6795969         09/21/2004
                      Knowledge to Agents

                162   Dynamic Load Sharing        Canada               2323331                         2323331         05/28/2002

                162   Dynamic Load Sharing        UK                 9721574.3         10/10/97        2327174           06/23/99

                162   Dynamic Load Sharing        US                08/888,618         07/07/97      5,987,117           11/16/99

                163   Method and                  Canada               2176976         05/21/96       2176976            12/14/99
                      Apparatus for
                      Managing Calls Using
                      a Soft Call Park

                163   Method and                  Germany           19622969.3         06/07/96    196 22 969          05/18/2006
                      Apparatus for
                      Managing Calls Using
                      a Soft Call Park

                163   Method and                  UK                 9610790.9         05/23/96       2301981          01/26/2000
                      Apparatus for
                      Managing Calls Using
                      a Soft Call Park

                163   Method and                  US                  08474369         06/01/95     5,754,627            05/19/98
                      Apparatus for
                      Managing Calls Using
                      a Soft Call Park

                164   Communication               Canada               2164550         12/06/95       2164550            07/27/99
                      System Using Server

                164   Communication               Germany          P19548456.8         12/22/95
                      System Using Server

                164   Communication               UK                 9526453.7         12/22/95       2296622            10/27/99
                      System Using Server

                164   Communication               US                08/364,620         12/27/94       5631954            05/20/97
                      System Using Server

                165   Human Machine               Canada               2163948         11/28/95       2163948            09/07/99
                      Interface For
                      Telephone Feature
                      Invocation

                165   Human Machine               Germany          P19543870.1         11/24/95    195 43 870          07/29/2004
                      Interface For
                      Telephone Feature
                      Invocation

                165   Human Machine               UK                 9524217.8         12/29/95       2295747            09/01/99
                      Interface For
                      Telephone Feature
                      Invocation

                165   Human Machine               US                  08346600         11/29/94       5533110            07/02/96
                      Interface For
                      Telephone
                      Feature
                      Invocation

                170   Multi-threading             US                  08367821         01/03/95       5802396            09/01/98
                      in a Multi-agent
                      System

                171   Silent                      Canada               2208629         06/23/97       2208629          08/15/2000
                      Monitoring
                      Agent ID'S

                171   Silent                      Germany          P19726292.9         06/20/97      19726292          02/16/2006
                      Monitoring
                      Agent ID'S

                171   Silent                      UK                 9713756.6         06/27/97       2314728          04/05/2000
                      Monitoring
                      Agent ID'S

                171   Silent                      US                  08671937         06/28/96       5764728            06/09/98
                      Monitoring
                      Agent ID'S

                172   Application                 Canada               2239038         06/06/97
                      Call Routing

                172   Application                 UK                 9811268.3         05/26/98       2326057            05/19/99
                      Call Routing

                180   Org Chart Based             Canada               2199573         03/10/97         2199573         06/01/2004
                      Call Routing

                180   Org Chart Based             Germany           19709214.4       05/21/2001        19709214         12/06/2001
                      Call Routing

                180   Org Chart Based             UK                 9703556.2         02/20/97         2311188         02/16/2000
                      Call Routing

                180   Org Chart Based             US                  08613522         03/11/96       6,075,851         06/13/2000
                      Call Routing

                182   Common ARS Leading          Canada               2144270         03/09/95         2144270         08/03/2004
                      Digit Strings

                182   Common ARS Leading          Germany           19608114.9         03/09/95        19608114         06/23/2005
                      Digit Strings

                182   Common ARS Leading          UK                 9604701.4         03/05/96         2298762           04/14/99
                      Digit Strings

                182   Common ARS Leading          US                  08612432         03/07/96       6,301,353         10/09/2001
                      Digit Strings

                182   Common ARS Leading          US                 09/630188       08/01/2000
                      Digit Strings

                192   Voice Custom                UK                 9726966.6         12/19/97         2322517           02/10/97
                      Control of Activities

                193   Architecture for            Canada                 21584         09/15/95       2,158,408           12/08/98
                      Robust Voice CTI

                193   Architecture for            Germany            P19636819         09/11/96   19636819.7-31         03/19/2001
                      Robust Voice CTI

                193   Architecture for            UK                 9617532.8         08/21/96         2305331           08/04/99
                      Robust Voice CTI

                193   Architecture for            US                    529441         09/18/95       6,091,803         07/18/2000
                      Robust Voice CTI

                195   PC Speedcall                Canada                216508         10/26/95         2161508         01/11/2000

                195   PC Speedcall                UK                 9622280.7         10/25/96         2306871           11/03/99

                196   Transparent                 Canada               2161506         10/26/95         2161506         01/25/2000
                      Call Indication

                196   Transparent                 Germany            P19644210         10/24/96       P19644210         09/13/2001
                      Call Indication

                196   Transparent                 UK                 9622024.9         10/24/96         2306853           09/22/99
                      Call Indication

                200   Series Equipment            Canada               2232221         03/16/98         2232221         09/05/2000
                      With DC Line
                      Hold Transfer

                200   Series Equipment            France               9804470                          9804470         08/28/2004
                      With DC Line Hold
                      Transfer

                200   Series Equipment            UK                 9806193.0         03/23/98         2324439           03/10/99
                      With DC Line
                      Hold Transfer

                200   Series Equipment            US                08/843,250         04/14/97       5,940,500           08/17/99
                      With DC Line Hold
                      Transfer

                210   Quotation Mechanism         Canada               2307683       05/05/2000
                      for Service
                      Environments

                210   Quotation                   UK                 0010987.6       05/05/2000
                      Mechanism for
                      Service Environments

                210   Quotation                   UK                 9910210.5         05/05/99         2349715         10/01/2003
                      Mechanism for
                      Service Environments

                210   Quotation Mechanism         US                 09/566049       05/05/2000
                      for Service
                      Environments

                214   Interconnect                Canada               2182438         07/13/96         2182438         05/29/2001
                      Design for use
                      Between Flexible
                      Circuits and
                      Teledapt Cables

                214   Interconnect                UK                 9716058.4         07/31/97         2315930         01/03/2001
                      Design for use
                      Between Flexible
                      Circuits and
                      Teledapt Cables

                214   Interconnect                US                 08/902833         07/30/97         5967854           10/19/99
                      Design for use
                      Between Flexible
                      Circuits and
                      Teledapt Cables

                227   Opportunistic               Canada               2180684         07/08/96       2,180,684         08/21/2001
                      Call Forwarding

                227   Opportunistic               UK                 9714255.8         07/08/97         2315191         08/30/2000
                      Call Forwarding

                227   Opportunistic               US                08/886,059         06/30/97       6,130,938         10/10/2000
                      Call Forwarding

                234   Sustained                   UK                 9727407.0         12/29/97         2332810         05/24/2000
                      Call Announce

                236   Automatic Speed Call        Canada               2180690         07/08/96       2,180,690         10/30/2001
                      Updating

                236   Automatic Speed Call        UK                 9714057.8         07/04/97         2315189         04/26/2000
                      Updating

                236   Automatic Speed Call        US                08/885,033         06/30/97         6047062         04/04/2000
                      Updating

                240   Simulating                  UK                 9715615.2         07/25/97       2,315,859         10/18/2000
                      Touch Screen
                      Capability
                      Using Video
                      Input

                250   Animated Cursor             Canada               2217081         12/09/97       2,217,081         10/14/2003

                250   Animated Cursor             UK                 9802075.3         01/30/98         2323259           01/06/99

                250   Animated Cursor             US                 08/815858         03/12/97         5898432           04/27/99

                258   Dynamic                     Canada               2243781         07/21/98         2243781         08/01/2006
                      Communication
                      Groups

                258   Dynamic                     Germany           19838055.0         08/21/98      198 38 055         09/15/2005
                      Communication
                      Groups

                258   Dynamic                     UK                 9718020.2         08/26/97         2328831         05/15/2002
                      Communication
                      Groups

                258   Dynamic                     US                 09/137630         08/21/98         6816589         11/09/2004
                      Communication
                      Groups

                261   Integrated                  Canada               2180991         07/11/96       2,180,991         08/21/2001
                      PC/Cordless
                      Phone/Telephone

                      Network
                      Interface Device

                261   Integrated                  UK                 9714614.6         07/11/97         2315192         04/26/2000
                      PC/Cordless
                      Phone/Telephone
                      Network
                      Interface Device

                261   Integrated                  US                 08/890801         07/11/97         6006088           12/21/99
                      PC/Cordless
                      Phone/Telephone
                      Network
                      Interface Device

                267   Remote Line                 UK                 9802794.9         04/22/97         2324677         05/08/2002
                      Monitoring

                270   Spatial Audio for           Canada               2304900       04/07/2000         2304900         05/30/2006
                      Virtual Meeting
                      Places

                270   Spatial Audio for           UK                 9908576.3         04/16/99         2349055         03/24/2004
                      Virtual Meeting
                      Places

                270   Spatial Audio for           US                 09/547368       04/11/2000
                      Virtual Meeting
                      Places

                272   Agent-Based Data            Canada               2260647         02/02/99         2260647         11/05/2002
                      Mining End
                      Warehousing

                272   Agent-Based Data            UK                 9806879.4         04/01/98         2336007         01/29/2003
                      Mining End
                      Warehousing

                272   Agent-Based Data            US                09/241,304         02/01/99       6,460,037         10/01/2002
                      Mining End
                      Warehousing

                274   Call Routing Based          Canada               2252788         11/04/98         2252788         01/11/2005
                      on Caller's Mood

                274   Call Routing Based          Germany           19852002.6         11/05/98      198 52 002         04/29/2004
                      on Caller's Mood

                274   Call Routing Based          UK                 9824148.2         11/04/98       2,331,201         03/13/2002
                      on Caller's Mood

                274   Call Routing Based          US                 09/188312         11/10/98       6,411,687         06/25/2002
                      on Caller's Mood

                281   Merged Telephone            Canada             2,173,027         03/29/96       2,173,027         01/07/2003
                      and Data System

                281   Merged Telephone            Germany            1971306.5         03/27/97
                      and Data System

                281   Merged Telephone            UK                 9706390.3         03/27/97         2311690         06/28/2000
                      and Data System

                281   Merged Telephone            US                08/827,161         04/02/97         5982767           11/09/99
                      and Data System

                282   Multiple Owner              Canada             2,181,009         07/11/96         2181009           09/07/99
                      Resource
                      Management

                282   Multiple Owner              UK                 9714687.2         07/11/97       2,315,384         01/17/2001
                      Resource
                      Management

                282   Multiple Owner              US                  08743346         11/04/96         5920622           07/06/99
                      Resource
                      Management

                283   Communications              Canada               2270820         05/03/99         2270820         07/20/2004
                      System and Method

                283   Communications              Germany           19920692.9         05/05/99
                      System and Method

                283   Communications              UK                 0319237.4       08/15/2003         2389994         02/11/2004
                      System and Method

                283   Communications              UK                 9809601.9         05/05/98         2337176         12/24/2003
                      System and Method

                283   Communications              US                  09305873         05/05/99         6675194         01/06/2004
                      System and Method

                284   Simple                      Canada               2182237         07/29/96       2,182,237         04/02/2002
                      Interconnect for
                      Flexible Circuits

                284   Simple                      UK                 9715616.0         07/25/97         2315927         02/14/2001
                      Interconnect for
                      Flexible Circuits

                284   Simple                      US                 08/899047         07/23/97         5980269           11/09/99
                      Interconnect for
                      Flexible Circuits

                290   Web Based Help              Canada               2246130         08/31/98         2246130         01/14/2003
                      Desk, Auto Attendant

                290   Web Based Help              UK                 9718823.9         09/04/97       2,329,046         12/18/2002
                      Desk, Auto Attendant

                290   Web Based Help              US                09/145,919         09/03/97       6,230,287         05/08/2001
                      Desk, Auto Attendant

                291   One Button                  Canada               2230692         03/02/98         2230692         04/24/2001
                      Intelligent CTI
                      Dialing

                291   One Button                  UK                 9804645.1         04/03/98         2323499           04/14/99
                      Intelligent CTI
                      Dialing

                291   One Button                  US                  08815564         03/03/97         5903631           05/11/99
                      Intelligent CTI
                      Dialing

                292   Automatic Web Page          Canada               2231980         03/11/98         2231980         06/12/2001
                      Creation

                292   Automatic Web Page          UK                 9805270.7         03/13/98         2324896         02/23/2000
                      Creation

                292   Automatic Web Page          US                  08816270         03/13/97         5940834           08/17/99
                      Creation

                296   Off-Hook Detector           Canada               2215535         09/15/97         2215535         06/13/2000
                      for Headset

                296   Off-Hook Detector           UK                 9719901.2         09/18/97         2317783         08/02/2000
                      for Headset

                296   Off-Hook Detector           US                 08/839091         09/20/96         5832075           11/03/98
                      for Headset

                298   System for                  Canada               2186928         10/01/96         2186928         06/12/2001
                      Interactive Control
                      of Computer and
                      Telephone

                298   System for                  UK                 9720653.6         09/29/97         2318703           09/15/99
                      Interactive Control
                      of Computer and
                      Telephone

                298   System for                  US                 08/940246         09/30/97         6018571         01/25/2000
                      Interactive Control
                      of Computer and
                      Telephone

                301   Item Selection in           Canada               2268996         04/13/99         2268996         12/24/2002
                      a Telephony
                      Interface

                301   Item Selection in           UK                 9808178.9         04/17/98         2336503         07/23/2003
                      a Telephony
                      Interface

                301   Item Selection in           US                 09/294175         04/19/99       6,628,758         09/30/2003
                      a Telephony
                      Interface

                302   Database Access             Canada               2197517         02/13/97       2,197,517         01/15/2002
                      Server for PBX

                302   Database Access             Germany           19805891.8         02/13/98
                      Server for PBX

                302   Database Access             Ireland               980103         02/12/97
                      Server for PBX

                302   Database Access             UK                 9802888.9         02/12/98       2,323,249         03/06/2002
                      Server for PBX

                302   Database Access             US                 09/023610         02/13/98       6,246,678         06/12/2001
                      Server for PBX

                310   Dialable                    Canada             2,243,331         07/14/98       2,243,331         08/14/2001
                      Screening Profile

                310   Dialable                    Germany           19832433.2         07/18/98
                      Screening Profile

                310   Dialable                    UK                 9716393.5         08/01/97       2,328,110         12/12/2001
                      Screening Profile

                310   Dialable                    US                 09/121354         07/23/98       6,363,140         03/26/2002
                      Screening Profile

                319   E-mail with                 Canada               2262869         02/10/99         2262869         01/28/2003
                      Embedded Java
                      Application

                319   E-mail with                 UK                 9806445.4         03/25/98       2,333,824         03/05/2003
                      Embedded Java
                      Application

                319   E-mail with                 US                 09/274120         03/23/99       6,526,042         02/25/2003
                      Embedded Java
                      Application

                321   Call Hold                   Canada               2264230         03/03/99         2264230         10/15/2002
                      Improvement

                321   Call Hold                   UK                 9811967.0         06/03/98         2338146         10/01/2003
                      Improvement

                321   Call Hold                   US                 09/311779         05/13/99       6,415,020         07/02/2002
                      Improvement

                322   Integrated                  Canada               2217923         10/15/97         2217923         01/15/2002
                      Directory Services

                322   Integrated                  UK                 9722325.9         10/22/97         2330224         06/12/2002
                      Directory Services

                322   Integrated                  US                 09/169644         10/09/98       6,377,950         04/23/2002
                      Directory Services

                323   Bidirectional               Canada               2247680         09/17/98
                      Conversion Library

                323   Bidirectional               UK                 9721353.2         10/08/97         2330222         03/05/2003
                      Conversion Library

                323   Bidirectional               US                 09/159161         09/23/98       6,314,429         11/06/2001
                      Conversion Library

                325   Smart transfer              Canada               2272738         05/25/99         2272738         06/08/2002
                      for answering
                      positions

                325   Smart transfer              UK                 9811293.1         05/26/98         2337892         08/27/2003
                      for answering
                      positions

                325   Smart transfer              US                 09/320108         05/26/99         6795542         09/21/2004
                      for answering
                      positions

                330   3D View of Incoming         Canada               2271460         05/12/99

                      Communications

                330   3D View of                  UK                 9810422.7         05/14/98         2337435         10/07/2002
                      Incoming
                      Communications

                330   3D View of                  US                 09/311188         05/14/99         7072450         07/04/2006
                      Incoming
                      Communications

                331   PC Server                   Canada               2253105         11/06/98         2253105         05/07/2002
                      Telecommunications
                      Power

                331   PC Server                   UK                 9723909.9         11/12/97         2331655         03/20/2002
                      Telecommunications
                      Power

                331   PC Server                   US                 09/189694         11/12/98       6,434,236         08/13/2002
                      Telecommunications
                      Power

                333   Method of Operating         Canada               2220829         11/11/97         2220829         01/02/2001
                      a Modem in the
                      Presence of
                      Interrupted Dial Tone

                333   Method of Operating         US                 08/970152         11/13/97         5974084           10/26/99
                      a Modem in the
                      Presence of
                      Interrupted Dial Tone

                336   Distributed                 Canada               2291534         12/03/99         2291534         05/24/2005
                      Technique for
                      Allocating Calls

                336   Distributed                 UK                 9827158.8         12/09/98         2344719         10/15/2003
                      Technique for
                      Allocating Calls

                336   Distributed                 US                 09/455658         12/07/99       6,646,990         11/11/2003
                      Technique for
                      Allocating Calls

                341   Remote Peripheral           Canada               2289156         11/05/99         2289156         06/17/2003
                      Switch Backup Call
                      Service Mechanism

                341   Remote Peripheral           UK                 9825286.9         11/18/98         2344018         06/25/2003
                      Switch Backup Call
                      Service Mechanism

                341   Remote Peripheral           US                 09/435581         11/08/99       6,504,922         01/07/2003
                      Switch Backup
                      Call Service
                      Mechanism

                345   Adaptive                    Canada               2299639       02/28/2000         2299639         11/01/2005
                      Rule-based
                      Mechanism for
                      Feature
                      Interaction
                      Resolution

                345   Adaptive                    Germany           10010870.9       03/06/2000
                      Rule-based
                      Mechanism for
                      Feature
                      Interaction
                      Resolution

                345   Adaptive                    UK                 9905156.7         03/05/99         2347579         12/24/2003
                      Rule-based
                      Mechanism for
                      Feature
                      Interaction
                      Resolution

                345   Adaptive                    UK                 9919941.6       03/07/2001       2,353,916
                      Rule-based
                      Mechanism for
                      Feature
                      Interaction
                      Resolution

                345   Adaptive                    US                 09/518555       02/28/2000      09/518,555         10/28/2003
                      Rule-based
                      Mechanism for
                      Feature
                      Interaction
                      Resolution

                347   Telephone Sets              Canada             1998-0143         01/23/98           86864           05/28/99

                347   Telephone Sets              Canada             1998-2908         01/23/98           86862           05/28/99

                347   Telephone Sets              Canada             1998-2909         01/23/98           86863           05/28/99

                347   Telephone Sets              Germany         49806617.7AB         07/01/98

                347   Telephone Sets              UK                 9803352.5         01/23/98       2080316            04/06/99

                347   Telephone Sets              US                 29/090649         07/13/98        423497          04/25/2000

                347   Telephone Sets              US                 29/104935         07/13/99        421264          02/29/2000

                349   Palm PC Dockable Phone      Canada               2298145       02/09/2000       2298145          07/15/2003

                349   Palm PC Dockable Phone      UK                 9903042.1         02/11/99       2346761          12/10/2003

                349   Palm PC Dockable Phone      US                 09/502085       02/10/2000     6,647,103          11/11/2003

                350   Method of Compressing and   Canada               2275821         06/15/99       2275821          10/19/2004
                      Decompressing Audio
                      Data Using Masking
                      and Shifting of
                      Audio Sample Bits

                350   Method of Compressing and   US                09/336,362         06/18/99     6,408,275          06/18/2002
                      Decompressing Audio
                      Data Using Masking
                      and Shifting of
                      Audio Sample Bits

                353   Low Power Dialer            Canada               2270039         04/27/99       2270039          04/22/2003

                353   Low Power Dialer            UK                 9910208.9         05/05/99       2337408          04/12/2000

                353   Low Power Dialer            UK                 9924907.0         10/22/99       2340342          04/12/2000

                353   Low Power Dialer            US                 09/079280         05/15/98     6,185,297          02/06/2001

                355   MLTS Emergency Call         Canada               2306638       04/25/2000
                      Processing

                355   MLTS Emergency Call         UK                 9917644.8        07/27/99        2349774          01/07/2004
                      Processing

                355   MLTS Emergency Call         US                 09/304544        05/04/99        6711247          03/23/2004
                      Processing

                356   Voice Mail By Twinning      Canada               2316128       08/17/2000

                356   Voice Mail By Twinning      UK                 0020702.7       08/22/2000       2356317          10/31/2001

                356   Voice Mail By Twinning      US                 09/642560       08/21/2000       6834106          12/21/2005

                357   Method and Apparatus        Canada               2236525         05/01/98       2236525          07/15/2003
                      for Migrating
                      Embedded PBX System
                      to Personal Computer

                357   Method and Apparatus        Germany             19919976         04/30/99
                      for Migrating
                      Embedded PBX System
                      to Personal Computer

                357   Method and                  UK                 9826478.1         12/03/98       2336969          07/02/2003
                      Apparatus for
                      Migrating Embedded
                      PBX System to
                      Personal Computer

                357   Method and                  US                 09/302881         04/30/99     6,366,656          04/02/2001
                      Apparatus for
                      Migrating Embedded
                      PBX System to
                      Personal Computer

                359   Range Editing Dialog        Canada               2330260       01/05/2001

                359   Range Editing Dialog        UK                 0000207,1       01/07/2000     2,358,072          01/24/2004

                359   Range Editing Dialog        US                 09/755558       01/05/2001     6,625,499          09/23/2003

                361   Combination                 Canada               2293937       01/05/2000       2293937          05/13/2003
                      Connector/Microphone

                361   Combination                 UK                 9900633.0         01/12/99       2345816          11/06/2002
                      Connector/Microphone

                361   Combination                 US                 09/478646       01/06/2000     6,411,711          06/25/2002
                      Connector/Microphone

                367   A caching mechanism         Canada               2331977       01/25/2001       2331977          02/07/2006
                      to optimize the
                      bidding process used
                      to select resources

                367   A caching mechanism         UK                  001695.6       01/25/2000     2,358,762          09/03/2003
                      to optimize the
                      bidding process used
                      to select resources

                367   A caching mechanism         US                 09/768129       01/23/2001
                      to optimize the
                      bidding process used
                      to select resources

                370   User Interface              Canada                             02/28/2000
                      for Feature
                      Interaction
                      Resolution

                370   User Interface              Germany
                      for Feature
                      Interaction
                      Resolution

                370   User Interface              UK                 9919941.6         08/23/99     2,353,916          12/24/2003
                      for Feature
                      Interaction
                      Resolution

                370   User Interface              US                                 02/28/2000
                      for Feature
                      Interaction
                      Resolution

                372   Adaptive                    Canada               2306160       04/14/2000
                      Feature Behavior

                372   Adaptive                    UK                 9908523.5         04/14/99       2349040          09/03/2003
                      Feature Behavior

                372   Adaptive                    US                 09/549013       04/14/2000       7046781          05/16/2006
                      Feature Behavior

                373   Using a Gatekeeper          Canada               2307476       05/03/2000       2307476          08/16/2005
                      to Produce an H.323
                      PBX

                373   Using a Gatekeeper          UK                 9910654.4         05/07/99      2349773A          05/30/2001
                      to Produce an H.323
                      PBX

                373   Using a Gatekeeper          US                 09/564287       05/04/2000       6819665          11/16/2004
                      to Produce an H.323
                      PBX

                373   Using a Gatekeeper          US                 10/564287       07/19/2002
                      to Produce an H.323
                      PBX

                376   Line Appearance             Canada               2281374         09/02/99       2281374          11/16/2004
                      Security Interface
                      for TAPI SP

                376   Line Appearance             UK                 9819142.2         09/02/98     2,341,291          07/23/2003
                      Security Interface
                      for TAPI SP

                376   Line Appearance             US                 09/388712         09/02/99     6,618,476          09/09/2003
                      Security Interface
                      for TAPI SP

                382   Features Based On           Canada               2317146       08/29/2000
                      Network Congestion

                382   Features Based On           US                 09/651842       08/31/2000       7062548          06/13/2006
                      Network Congestion

                383   A Mechanism to              Canada               2334503       02/17/2001       2334503          07/12/2005
                      Optimize a
                      Distributed AARS
                      Using RIP Caching

                383   A Mechanism to              UK                 0003724.2       02/17/2000       2359446          02/11/2004
                      Optimize a
                      Distributed AARS
                      Using RIP Caching

                383   A Mechanism to              US                 09/784969       02/16/2001       6748065          06/08/2004
                      Optimize a
                      Distributed AARS
                      Using RIP Caching

                384   SEDO - Semantic             Canada               2297622       02/02/2000       2297622          05/24/2005
                      Errors Diagnostic
                      Operation for
                      Multi-agent System

                384   SEDO - Semantic             UK                 9902540.5         02/04/99       2346461          06/18/2003
                      Errors Diagnostic
                      Operation for
                      Multi-agent System

                384   SEDO - Semantic             US                 09/497305       02/03/2000     6,550,024          04/15/2003
                      Errors Diagnostic
                      Operation for
                      Multi-agent System

                386   Feature                     Canada               2334432       02/07/2001       2334432          05/11/2004
                      Provisioning by
                      Injection

                386   Feature                     UK                 0002743.3       02/07/2000       2358988          03/17/2004
                      Provisioning by
                      Injection

                386   Feature                     US                 09/779253       02/07/2001       6456707          09/24/2002
                      Provisioning by
                      Injection

                394   Plastic Door                Canada             1998-2976         12/16/98         87696            09/30/99

                394   Plastic Door                UK                   2084151         12/09/98       2084151            11/04/99

                394   Plastic Door                US                 29/106430         06/16/99    DES.437312          02/06/2001

                399   QuickPick                   Canada               2297373       01/21/2000

                399   QuickPick                   UK                 9919245.2         08/13/99       2347581          12/24/2003

                399   QuickPick                   US                 09/259985         03/01/99       6839411          01/04/2005

                400   Dynamic Rules Based         Canada               2295273       01/12/2000       2295273          07/22/2003
                      Resource Allocation

                400   Dynamic Rules Based         UK                 9919242.9         08/13/99       2347580          08/27/2003
                      Resource Allocation

                400   Dynamic Rules Based         US                 09/259986         03/01/99       6745221          06/01/2004
                      Resource Allocation

                401   On-demand buffering         Canada               2299162       02/23/2000       2299162          11/16/2004

                401   On-demand buffering         UK                 9919241.1         08/13/99       2347326          04/14/2004

                401   On-demand buffering         US                 09/258507         02/26/99     6,546,366          04/08/2003

                402   Automatic synchronization   Canada               2299387       02/23/2000       2299387          07/01/2003
                      of address directories
                      for unified messaging

                402   Automatic synchronization   UK                 9919248.6         08/13/99       2347308          12/10/2003
                      of address directories
                      for unified messaging

                402   Automatic synchronization   US                 09/259811         02/26/99     6,418,200          07/09/2002
                      of address directories
                      for unified messaging

                403   Automatic selection of      Canada               2295267       01/12/2000       2295267          07/22/2003
                      user preferences based on
                      CLI data

                403   Automatic selection of      UK                 9919244.5         08/13/99       2347306          07/16/2003
                      user preferences based on
                      CLI data

                403   Automatic selection of      US                 09/258717         02/26/99       6795536          09/21/2004
                      user preferences based on
                      CLI data

                409   Route Optimization Over     UK                 0002500.7       02/04/2000       2361380          02/11/2004
                      Diverse Media

                410   Onhook Telecom Power        Canada             2,279,072         07/29/99     2,279,072          08/12/2003
                      Supply Current Regulator
                      Mode

                410   Onhook Telecom Power        UK                99 18384.0         08/05/99       2347238          02/05/2003
                      Supply Current Regulator
                      Mode

                410   Onhook Telecom Power        US                09/255,461         02/22/99     6,137,276          10/24/2000
                      Supply Current Regulator
                      Mode

                411   Communications System       Canada               2329017       12/18/2000       2329017          03/21/2006
                      Architecture for Voice
                      Collaboration

                411   Communications System       UK                 0317654.2         12/23/99       2391134          05/12/2004
                      Architecture for Voice
                      Collaboration

                411   Communications System       UK                 9930496.6         12/23/99     2,357,659          12/24/2003
                      Architecture for Voice
                      Collaboration

                411   Communications System       US                 09/740221       12/19/2000
                      Architecture for Voice
                      Collaboration

                415   Handwriting Phone           Canada               2339038       02/28/2001

                415   Handwriting Phone           UK                 0007580.4       03/30/2000       2360903          09/08/2004

                415   Handwriting Phone           US                 09/793985       02/28/2001     6,522,729          02/18/2003

                417   Using Line Appearance to    Canada               2307742       05/02/2000       2307742          11/30/2004
                      Allow Multiple Devices to
                      Appear Over a Single Line

                417   Using Line Appearance to    UK                 9910957.1         05/11/99     2,350,009          04/18/2001
                      Allow Multiple Devices to
                      Appear Over a Single Line

                417   Using Line Appearance to    US                 09/563879       05/03/2000       6754201          06/22/2004
                      Allow Multiple Devices to
                      Appear Over a Single Line

                421   Log In To A Live            Canada             2,343,981       04/17/2001
                      Appearance

                421   Log In To A Live            UK                 0010267.3       04/28/2000       2361831          11/05/2003
                      Appearance

                421   Log In To A Live            US                 09/843409       04/26/2001       6801609          10/05/2004
                      Appearance

                423   A method for the            Canada               2320554       09/25/2000       2320554          02/17/2004
                      synchronization of
                      analog call display data
                      in distributed systems

                423   A method for the            UK                 9922987.4         09/29/99       2355130          10/15/2003
                      synchronization of
                      analog call display
                      data in distributed
                      systems

                423   A method for the            US                 09/671395       09/27/2000     6,597,767          07/22/2003
                      synchronization of
                      analog call display
                      data in distributed
                      systems

                425   Feature Interaction         Canada               2313497       07/10/2000
                      Resolution Using Policies
                      event based model and
                      Fuzzy Logic

                425   Feature Interaction         Germany
                      Resolution Using Policies
                      event based model and
                      Fuzzy Logic

                425   Feature Interaction         UK                 9916234.9         07/09/99     2,351,870          09/19/2001
                      Resolution Using Policies
                      event based model and
                      Fuzzy Logic
                425   Feature Interaction         US                 09/613537       07/10/2000       6915285          07/05/2005
                      Resolution Using Policies
                      event based model and
                      Fuzzy Logic

                425   Feature Interaction         US                 10/442571       05/21/2003     6,606,610          08/12/2003
                      Resolution Using Policies
                      event based model and
                      Fuzzy Logic

                428   Method to Implement         Canada               2308066       05/11/2000       2308066          02/08/2005
                      Digital Private
                      Signalling System
                      (DPNSS)

                428   Method to Implement         UK                 0011237.5       05/11/2000      2350014A          10/29/2003
                      Digital Private
                      Signalling
                      System (DPNSS)

                428   Method to Implement         US                 09/568703       05/11/2000       6735194          05/11/2004
                      Digital Private
                      Signalling
                      System (DPNSS)

                429   Branding dynamic link       Canada               2297372       01/21/2000       2297372          04/05/2005
                      libraries

                429   Branding dynamic link       US                 09/260391         03/01/99     6,694,320          02/17/2004
                      libraries

                430   Voice multicast             Canada               2307749       05/02/2000       2307749          07/05/2005
                      method

                430   Voice multicast             UK                 9910495.2         05/06/99       2349772          05/30/2001
                      method

                430   Voice multicast             US                 09/563552       05/03/2000     6,650,744          11/18/2003
                      method

                433   Complex acoustic path and   Canada               2317507       09/07/2000
                      gasket for use with
                      microphones

                433   Complex acoustic path and   UK                 9921556.8         09/14/99       2354393          11/12/2003
                      gasket for use with
                      microphones

                433   Complex acoustic path and   US                 09/660947       09/13/2000       6744900          06/01/2004
                      gasket for use with
                      microphones

                436   Security Mechanisms and     Canada               2321407       09/28/2000       2321407          05/17/2005
                      Architecture for
                      Collaborative Software
                      System using Tuple Spaces
                      and Blackboard Systems

                436   Security Mechanisms         Germany
                      and Architecture for
                      Collaborative
                      Software System
                      using Tuple Spaces
                      and Blackboard
                      Systems

                436   Security Mechanisms         UK                 9923544.2         10/05/99       2355140          09/03/2003
                      and Architecture for
                      Collaborative
                      Software System
                      using Tuple Spaces
                      and Blackboard
                      Systems

                436   Security Mechanisms         US                 09/676838       09/29/2001
                      and Architecture for
                      Collaborative
                      Software System
                      using Tuple Spaces
                      and Blackboard
                      Systems

                437   Policy                      Canada               2319863       09/15/2000       2319863          07/18/2006
                      representations and
                      mechanisms for the
                      control of software
                      based communication
                      and business systems

                437   Policy                      Germany
                      representations and
                      mechanisms for the
                      control of software
                      based communication
                      and business systems

                437   Policy                      UK                 9922096.4         09/17/99     2,354,350          03/12/2004
                      representations and
                      mechanisms for the
                      control of software
                      based communication
                      and business systems

                437   Policy                      US                 09/663026       09/15/2000       6778641          08/17/2004
                      representations and
                      mechanisms for the
                      control of software
                      based communication
                      and business systems

                439   Method of                   Canada               2326060       11/15/2000       2326060          06/29/2004
                      releasing
                      teledapt cables
                      from deeply
                      recssed RJ
                      connectors

                439   Method of                   UK                 9926945.8         11/16/99     2,356,495          07/30/2003
                      releasing
                      teledapt cables
                      from deeply
                      recssed RJ
                      connectors

                439   Method of                   US                 09/713909       11/16/2000       7027596          04/11/2006
                      releasing
                      teledapt cables
                      from deeply
                      recssed RJ
                      connectors

                440   Powering arrangement        Canada               2325767       10/11/2000       2325767          01/20/2004
                      for an ethemet LAN
                      connected telephone

                440   Powering arrangement        UK                 9926913.6         11/12/99     2,356,326          12/24/2003
                      for an ethernet LAN
                      connected telephone

                440   Powering                    US                 09/710174       10/11/2000     6,480,122          11/12/2002
                      arrangement for an
                      ethernet LAN
                      connected telephone

                441   Common data model           Canada             2,324,543       10/26/2000
                      including field
                      interdependencies

                441   Common data model           Europe             0003790-3       11/22/2000
                      including field
                      interdependencies

                441   Common data model           France               0013721       10/26/2000      00 13721          11/04/2005
                      including field
                      interdependencies

                441   Common data model           Germany           10053028.1       10/26/2000
                      including field
                      interdependencies

                441   Common data model           UK                 9925175.3         10/26/99       2355818          03/03/2004
                      including field
                      interdependencies

                441   Common data model           US                09/695,214       10/25/2000     6,643,659          11/04/2003
                      including field
                      interdependencies

                444   Efficient                   Canada               2324423       10/25/2000       2324423          03/15/2005
                      Controlled current
                      sink for LED
                      backlight panel

                444   Efficient                   UK                 9925263.7         10/26/99     2,355,816          01/14/2004
                      Controlled
                      current sink for
                      LED backlight
                      panel

                444   Efficient                   US                 09/697538       10/26/2000     6,529,182          03/04/2003
                      Controlled
                      current sink for
                      LED backlight
                      panel

                446   Best Effort                 US                 10/449950       05/30/2003
                      Search Email
                      Gateway

                448   Ultra-sonic                 Canada             2,356,603       09/04/2001       2356603          07/18/2006
                      proximity sensor
                      for telephony

                448   Ultra-sonic                 UK                 0021999.8       09/07/2000     2,366,932          08/25/2004
                      proximity sensor
                      for telephony

                448   Ultra-sonic                 US                 09/948217       09/06/2001       7010098          03/08/2006
                      proximity sensor
                      for telephony

                449   Use of handset              Canada             2,358,063       10/03/2001       2358063          07/18/2006
                      microphone to
                      enhance
                      speakerphone
                      loudspeaker
                      performance

                449   Use of handset              Europe             0024350.1       10/05/2001
                      microphone to
                      enhance
                      speakerphone
                      loudspeaker
                      performance

                449   Use of handset              US                 09/972063       10/07/2001       7031455          04/18/2006
                      microphone to
                      enhance
                      speakerphone
                      loudspeaker
                      performance

                458   Resource Sharing            Canada             2,355,520       08/20/2001
                      Using Sliding
                      Constraints

                458   Resource                    UK                 0021089.8       08/25/2000        2366401         06/01/2005
                      Sharing Using
                      Sliding
                      Constraints

                458   Resource                    US                 09/933994       08/21/2001
                      Sharing Using
                      Sliding
                      Constraints

                460   Simple Supplementary        Canada               2331144       01/15/2001
                      Service Protocol
                      (SSSP)

                460   Simple                      UK                 0001035.5       01/17/2000      2,358,986         03/10/2004
                      Supplementary
                      Service Protocol
                      (SSSP)

                460   Simple Supplementary        UK                 0400689.6       01/13/2004        2393878         06/02/2004
                      Service Protocol
                      (SSSP)

               460D   User Interface for          UK                 0400689.6       01/17/2000        2393878         06/02/2004
                      Use in H.323

                460   Simple Supplementary        US                 09/761136       01/16/2001
                      Service Protocol
                      (SSSP)

                461   PDA Enabled Set             Canada             2,368,907       01/22/2002        2368907         07/05/2005

                461   PDA Enabled Set             Europe            02250330.4       01/17/2002

                461   PDA Enabled Set             UK                 0102139.3       01/27/2001

                461   PDA Enabled Set             US                 10/055150       01/23/2002        7085591         08/01/2006

                462   Combination Visible         Canada             2,348,258       05/18/2001        2348258         07/12/2005
                      and Infrared Light
                      Pipe

                462   Combination Visible         UK                 0011877.8       05/18/2000      2,362,526         04/14/2004
                      and Infrared Light
                      Pipe

                462   Combination Visible         US                 09/861207       05/18/2001      6,641,309         11/04/2003
                      and Infrared Light
                      Pipe

                462   Combination Visible         US                 10/619306       07/14/2003   6,746,162 B2         06/08/2004
                      and Infrared Light
                      Pipe

                463   Efficient                   Canada               2350435       07/13/2001        2350435         09/28/2004
                      Battery
                      Transfer
                      Circuit

                463   Efficient                   UK                 0015152.2       06/22/2000        2363919         07/14/2004
                      Battery
                      Transfer
                      Circuit

                463   Efficient                   US                 09/881305       06/13/2001      6,642,632         11/04/2003
                      Battery
                      Transfer
                      Circuit

                464   Efficient                   Canada               2339538       03/05/2001        2339538         02/01/2005
                      dual-source
                      wide-input isolated
                      DC-DC converter
                      with effective
                      current limit

                464   Efficient                   UK                 0005375.1       03/06/2000        2360146         04/28/2004
                      dual-source
                      wide-input isolated
                      DC-DC converter
                      with effective
                      current limit

                464   Efficient                   US                 09/800337       03/06/2001     6,424,545          07/23/2002
                      dual-source
                      wide-input isolated
                      DC-DC converter
                      with effective
                      current limit

                467   Hardware                    Canada               2341821       03/22/2001       2341821          06/22/2004
                      Authentication Method

                467   Hardware                    UK                 0009618.0       04/18/2000     2,361,567          02/22/2004
                      Authentication Method

                467   Hardware                    US                 09/826554       04/04/2001       6931533          08/16/2005
                      Authentication Method

                472   Intermediate voice          Canada               2398579       08/19/2002       2398579          11/15/2005
                      and DTMF detector
                      device for improved
                      speech recognition
                      utilization and
                      penetration

                472   Intermediate voice          Europe            02255290.5       07/29/2002
                      and DTMF detector
                      device for improved
                      speech recognition
                      utilization and
                      penetration

                472   Intermediate voice          UK                 0120672.1       08/24/2001
                      and DTMF detector
                      device for improved
                      speech recognition
                      utilization and
                      penetration

                472   Intermediate voice          US                 10/224063       08/20/2002       6795533          09/21/2004
                      and DTMF detector
                      device for improved
                      speech recognition
                      utilization and
                      penetration

                473   Telephone                   Canada             2,357,326       09/13/2001       2357326          11/16/2004
                      independent
                      provision of speech
                      recognition during
                      dial tone and
                      subsequent call
                      progress states

                473   Telephone                   US                 09/972795       09/13/2001
                      independent
                      provision of speech
                      recognition during
                      dial tone and
                      subsequent call
                      progress states

                474   Enclosure foot              US                 09/808682       03/15/2001     6,540,091          04/01/2003
                      arrangement that
                      can be used to
                      stack enclosures

                474   Enclosure foot              US                 10/316110       12/11/2002       6695150          02/24/2004
                      arrangement that
                      can be used to
                      stack enclosures

                478   Tree hierarchy              Canada               2343695       04/10/2001       2343695          01/24/2006
                      and description
                      for generated
                      logs

                478   Tree hierarchy              Europe            01303443.4       04/12/2001
                      and description
                      for generated
                      logs

                478   Tree hierarchy              France            01303443.4       04/12/2001       1146689          10/19/2005
                      and description
                      for generated
                      logs

                478   Tree hierarchy and          Germany           01303443.4       04/12/2001       1146689          10/19/2005

                      description
                      for generated
                      logs

                478   Tree hierarchy              UK                01303443.4       04/12/2001       1146689          10/19/2005
                      and description
                      for generated logs

                478   Tree hierarchy              US                 09/832734       04/11/2001       6816576          11/09/2004
                      and description
                      for generated logs

                479   Dynamic rule sets           Canada               2343692       04/10/2001
                      for generated logs

                479   Dynamic rule sets           Europe            01303459.0       04/12/2000       1146426          02/02/2005
                      for generated logs

                479   Dynamic rule sets           US                 09/832619       04/11/2001
                      for generated logs

                481   Telephone line              UK                 0102632.7       02/02/2001       2364473          12/10/2003
                      powered CO drop
                      reconnect

                485   Method of                   Canada             2,353,117       07/16/2001       2353117          04/18/2006
                      attaching moulded
                      enclosures

                485   Method of                   UK                 0017730.3       07/19/2000       2365093          12/31/2003
                      attaching moulded
                      enclosures

                485   Method of                   US                 09/907847       07/18/2001       6746174          06/08/2004
                      attaching moulded
                      enclosures

                486   Voice Mail Number           Canada               2375410       03/08/2002       2375410          09/06/2005
                      and E-Mail
                      Extraction

                486   Voice Mail Number           UK                 0106960.8       03/20/2001       2373670          09/21/2005
                      and E-Mail
                      Extraction

                486   Voice Mail Number           US                 10/101083       03/18/2002       6785367          08/31/2004
                      and E-Mail
                      Extraction

                487   System and method           Canada               2299850       03/01/2000       2299850          06/14/2005
                      for the management
                      of computer software
                      maintenance

                492   Method of using             Canada             2,351,899       06/29/2001       2351899          04/04/2006
                      speech recognition
                      to initiate a WAP
                      Session

                492   Method of using             UK                 0016144.8       06/30/2000     2,364,480          07/14/2004
                      speech recognition
                      to initiate a WAP
                      Session

                492   Method of using             US                 09/896146       06/29/2001
                      speech recognition
                      to initiate a WAP
                      Session

                493   Formed Lens Tab             Canada             2,354,203       07/26/2001       2354203          11/30/2004
                      for Designation
                      Card Insert

                493   Formed Lens Tab             UK                 0018475.4       07/27/2000       2365481          03/17/2004
                      for Designation
                      Card Insert

                493   Formed Lens Tab for         US                 09/916165       07/26/2001     6,581,315          06/24/2003
                      Designation Card
                      Insert

                495   Acoustic                    Canada             2,352,017       06/28/2001
                      Talker
                      Localization

                495   Acoustic                    UK                 0016142.2       06/30/2000       2364121          11/24/2004
                      Talker
                      Localization

                495   Acoustic                    US                 09/894539       06/28/2001
                      Talker
                      Localization

                499   Method for handling         Canada               2445180       10/03/2003
                      far-end speech
                      effects in
                      hands-free telephony
                      systems based on
                      acoustic beamforming

                499   Method for handling         Canada             2,358,044       10/03/2001       2358044          12/07/2004
                      far-end speech
                      effects in
                      hands-free telephony
                      systems based on
                      acoustic beamforming

                499   Method for handling         Europe            01308551.9       10/05/2001
                      far-end speech
                      effects in
                      hands-free telephony
                      systems based on
                      acoustic beamforming

                499   Method for handling         UK                 0024582.9       10/06/2000       2367730          04/27/2005
                      far-end speech
                      effects in
                      hands-free telephony
                      systems based on
                      acoustic beamforming

                503   Microphone Gasket           Canada             2,372,351       02/18/2002
                      with Integrated
                      Acoustic Resistance

                503   Microphone Gasket           UK                 0104084.9       02/20/2001       2372397          10/06/2004
                      with Integrated
                      Acoustic Resistance

                503   Microphone Gasket           US                 10/078625       02/19/2002       6978033          12/20/2005
                      with Integrated
                      Acoustic Resistance

                503   Microphone Gasket           US                 11/114795       04/26/2005       7035420          04/25/2006
                      with Integrated
                      Acoustic Resistance

                504   Distributed                 Canada               2430030       05/26/2003
                      Echo Cancelling

                504   Distributed                 Europe            03253161.8       05/21/2003       1367738          12/03/2003
                      Echo Cancelling

                504   Distributed                 UK                 0212591.2       05/31/2001       2389287          11/23/2005
                      Echo Cancelling

                504   Distributed                 US                 10/447857       05/29/2003       7085374          08/01/2006
                      Echo Cancelling

                504   Distributed                 US                 11/476926       06/28/2006
                      Echo Cancelling

                507   Automatic Location-         Canada               2412238       11/20/2002       2412238          10/25/2005

                      Aware Feature
                      Selection

                507   Automatic Location-Aware    Europe            02258274.6       11/29/2002
                      Feature Selection

                507   Automatic Location-Aware    UK                 0128595.6       11/29/2001
                      Feature Selection

                507   Automatic Location-Aware    US                 10/302119       10/22/2002       7058167          06/06/2006
                      Feature Selection

                510   Method of Enabling a CPE    Canada
                      to Test a Telephone Line
                      and Report the Results of
                      the Test

                510   Method of Enabling a CPE    UK
                      to Test a Telephone Line
                      and Report the Results of
                      the Test

                510   Method of Enabling a CPE    US                 09/938130       08/23/2001       6831965          12/14/2004
                      to Test a Telephone Line
                      and Report the Results of
                      the Test

                514   Mouse Controller            Canada             2001-1383       06/01/2001         96902          03/22/2002

                514   Mouse Controller            Canada             2001-2932       12/05/2001

                514   Mouse Controller            France                016937       11/28/2001      659272-8          03/29/2002

                514   Mouse Controller            France                020491       01/25/2002

                514   Mouse Controller            UK                 2,106,657       11/30/2001       2106657          07/18/2002

                514   Mouse Controller            UK                 3,000,892       01/23/2002       3000892          07/09/2002

                514   Mouse Controller            US                 29/150658       01/28/2002     D464,052S          10/08/2002

                514   Mouse Controller            US                                 01/28/2002     D474,169S          05/06/2003

                517   Remote Assembly of          Canada             2,384,066       04/30/2002
                      Messages for Distributed
                      Applications

                517   Remote Assembly of          France               0205524       05/02/2002       0205524          05/27/2005
                      Messages for Distributed
                      Applications

                517   Remote Assembly of          Germany           10220556.6       05/02/2002
                      Messages for Distributed
                      Applications

                517   Remote Assembly of          UK                 0110713.5       05/02/2001       2375264          10/13/2004
                      Messages for Distributed
                      Applications

                518   Master/Slave Frame Lock     Canada               2385182       05/07/2002       2385182          07/18/2006
                      Method

                518   Master/Slave Frame Lock     Europe            02253259.2       05/09/2002       1257059          03/22/2006
                      Method

                518   Master /Slave Frame         France            02253259.2       05/09/2002       1257059          03/22/2006

                      Lock Method

                518   Master /Slave Frame Lock    Germany           02253259.2       05/09/2002       1257059          03/22/2006
                      Method

                518   Master /Slave Frame Lock    UK                 0111300.0       05/09/2001
                      Method

                518   Master /Slave Frame Lock    UK                02253259.2       05/09/2002       1257059          03/22/2006
                      Method

                518   Master /Slave Frame Lock    US                 10/142854       05/09/2002       7062005          06/13/2006
                      Method

                519   Phantom-feed to             Canada               2416852       01/21/2003       2416852          05/16/2006
                      Spare-Pair Conversion

                519   Phantom-feed to             Europe            03250370.8       01/21/2003
                      Spare-Pair Conversion

                519   Phantom-feed to             UK                 0201399.3       01/22/2002
                      Spare-Pair Conversion

                519   Phantom-feed to             US                 10/348839       01/22/2003       7030733          04/18/2006
                      Spare-Pair Conversion

                520   Tuple Space Operations      Canada               2416070       01/09/2003
                      for Fine Grained Control

                520   Tuple Space Operations      Europe            03250226.2       01/14/2003       1329810          08/16/2006
                      for Fine Grained Control

                520   Tuple Space Operations      France            03250226.2       01/14/2003       1329810          08/16/2006
                      for Fine Grained Control

                520   Tuple Space Operations      Germany           03250226.2       01/14/2003       1329810          08/16/2006
                      for Fine Grained Control

                520   Tuple Space Operations      UK                03250226.2       01/14/2003       1329810          08/16/2006
                      for Fine Grained Control

                520   Tuple Space Operations      US                 10/339836       01/10/2003       6704734          03/09/2004
                      for Fine Grained Control

                521   A Hardware-Assisted Tuple   Canada             0200747.4       01/10/2003
                      Space

                521   A Hardware-Assisted Tuple   Europe            03250227.0       01/14/2003
                      Space

                521   A Hardware-Assisted Tuple   France            03250227.0       01/14/2003       1329807          08/23/2006
                      Space

                521   A Hardware-Assisted Tuple   Germany           03250227.0       01/14/2003       1329807          08/23/2006
                      Space

                521   A Hardware-Assisted Tuple   UK                03250227.0       01/14/2003       1329807          08/23/2006
                      Space

                521   A Hardware-Assisted Tuple   US                 10/341211       01/13/2003       6931491          08/16/2005
                      Space

                522   A protocol for              Europe            02257706.8       11/06/2002       1309152          06/14/2006
                      Facilitating the
                      Selection of Electronic
                      Services Using Infrared
                      and a Network Address ID

                522   A protocol for              France            02257706.8       11/06/2002       1309152          06/14/2006
                      Facilitating the
                      Selection of Electronic
                      Services Using Infrared
                      and a Network Address ID

                522   A protocol for              Germany           02257706.8       11/06/2002         1309152        06/14/2006
                      Facilitating the
                      Selection of Electronic
                      Services Using Infrared
                      and a Network Address ID

                522   A protocol for              UK                02257706.8       11/06/2002         1309152        06/14/2006
                      Facilitating the
                      Selection of Electronic
                      Services Using Infrared
                      and a Network Address ID

                522   A protocol for              US                 10/287850       11/05/2002
                      Facilitating the
                      Selection of Electronic
                      Services Using Infrared
                      and a Network Address ID

                525   Efficient Power Supply      Canada               2416338       01/14/2003         2416338        10/18/2005
                      Start Up Circuit

                525   Efficient Power Supply      Europe            03250264.3       01/16/2003
                      Start Up Circuit

                525   Efficient Power Supply      UK                 0200934.8       01/16/2002
                      Start Up Circuit

                525   Efficient Power Supply      US                 10/342263       01/15/2003         6804126        10/12/2004
                      Start Up Circuit

                527   Headset or Handset          Canada            2,2401,937       09/09/2002
                      signaling scheme

                527   Headset or Handset          Europe            02255441.4       09/14/2001         1294160        10/26/2005
                      signaling scheme

                527   Headset or Handset          France            02255441.4       09/14/2001         1294160        10/26/2005
                      signaling scheme

                527   Headset or Handset          Germany           02255441.4       09/14/2001   60206861.4-08        10/26/2005
                      signaling scheme

                527   Headset or Handset          UK                02255441.4       09/14/2001         1294160        10/26/2005
                      signaling scheme

                527   Headset or Handset          US                 10/241275       09/10/2002
                      signaling scheme

                530   Call Redirection Zones      Canada               2447447       10/29/2003
                      for Wireless
                      Communications

                530   Call Redirection Zones      Europe            03256848.7       10/29/2003
                      for Wireless
                      Communications

                530   Call Redirection Zones      UK                 0225428.2       10/31/2002
                      for Wireless
                      Communications

                530   Call Redirection Zones      US                 10/696734       10/28/2003         7024184        04/04/2006
                      for Wireless
                      Communications

                532   Line Echo Cancellation      Canada               2429928       05/27/2003
                      System

                532   Line Echo Cancellation      Europe            03252672.5       04/28/2003         1367737        12/03/2004
                      System

                532   Line Echo Cancellation      UK                 0212397.4       05/29/2002
                      System

                532   Line Echo Cancellation      US                 10/448155       05/29/2003       6956830          10/18/2005
                      System

                533   Loudspeaker cap to          Canada             2,405,210       09/25/2002       2405210          05/30/2006
                      reduce structural
                      ...acoustic modes

                533   Loudspeaker cap to          Europe            02256665.7       09/25/2002
                      reduce structural
                      ...acoustic modes

                533   Loudspeaker cap to          UK                 0123451.7       09/28/2001
                      reduce structural
                      ...acoustic modes

                533   Loudspeaker cap to          US                 10/256569       09/26/2002       6741717          05/25/2004
                      reduce structural
                      ...acoustic modes

                535   Method to Improve           Europe            02255766.4       08/19/2002       1286328          06/21/2006
                      Near-end Voice Activity
                      Detection in Audio
                      Systems Based on the
                      Beamforming Technology

                535   Method to Improve           France            02255766.4       08/19/2002       1286328          06/21/2006
                      Near-end Voice Activity
                      Detection in Audio
                      Systems Based on the
                      Beamforming Technology

                535   Method to Improve           Germany           02255766.4       09/19/2002       1286328          06/21/2006
                      Near-end Voice Activity
                      Detection in Audio
                      Systems Based on the
                      Beamforming Technology

                535   Method to Improve           UK                 0120322.3       08/21/2001
                      Near-end Voice Activity
                      Detection in Audio
                      Systems Based on the
                      Beamforming Technology

                535   Method to Improve           UK                02255766.4       09/19/2002       1286328          06/21/2006
                      Near-end Voice Activity
                      Detection in Audio
                      Systems Based on the
                      Beamforming Technology

                538   5303 Conference Phone       Canada                 98870       03/08/2002         98870          01/23/2003

                538   5303 Conference Phone       France                022638       04/23/2002     670150-53          07/19/2002

                538   5303 Conference Phone       UK                 2,104,854       09/17/2001     2,104,854          09/17/2001

                538   5303 Conference Phone       US                 29/156949       03/12/2002        472539          04/01/2003

                548   Method to Control Noise     Canada               2416003       01/09/2003
                      Level Calculations in a
                      Conferencing System

                548   Method to Control           UK                   2385249       10/04/2002       2385249          10/12/2005
                      Noise Level
                      Calculations in a
                      Conferencing System

                548   Method to Control           US                 1O/044800       01/20/2002
                      Noise Level
                      Calculations in a
                      Conferencing System

                549   7 kHz audio earpieces(low   Canada               2431526       07/09/2003       2431526          01/24/2006
                      leak conditions and high
                      leak conditions)for
                      wideband audio telephone
                      handsets, cell phone
                      handsets or headsets

                549   7 kHz audio earpieces(low   Europe            03253240.0       05/23/2003       1372352          12/17/2003
                      leak conditions and high
                      leak conditions)for
                      wideband audio telephone
                      handsets, cell phone
                      handsets or headsets

                549   7 kHz audio earpieces(low   UK                 0213732.1       06/14/2002
                      leak conditions and high
                      leak conditions)for
                      wideband audio telephone
                      handsets, cell phone
                      handsets or headsets

                549   7 kHz audio earpieces(low   US                 10/460449       06/11/2003
                      leak conditions and high
                      leak conditions)for
                      wideband audio telephone
                      handsets, cell phone
                      handsets or headsets

                553   Mitel 5230 IP Appliance     Canada                 99306       05/02/2002         99306          01/15/2004

                553   Mitel 5230 IP Appliance     Canada                 99307       05/02/2002         99307          01/15/2004

                553   Mitel 5230 IP Appliance     France                026602       10/31/2002        026602          04/25/2003

                553   Mitel 5230 IP Appliance     France                026631       11/04/2002        694332          02/28/2003

                553   Mitel 5230 IP Appliance     Germany           40209041.1       10/31/2002    40209041.1          12/06/2002

                553   Mitel 5230 IP Appliance     Germany           40209289.9       11/01/2002    40209289.9          12/11/2002

                553   Mitel 5230 IP Appliance     UK                   3008243       11/01/2002       3008243          11/19/2002

                553   Mitel 5230 IP Appliance     UK                   3008244       11/01/2002       3008244          12/16/2002

             553(1)   Mitel 5230 IP Appliance     US                 29/170136       11/01/2002        496652          09/28/2004

                555   Replaceable Personal        Europe            03252407.6       04/15/2003       1359731          07/20/2005
                      Digital Assistant Cradle
                      for Desktop
                      Telephone

                555   Replaceable Personal        France            03252407.6       04/15/2003       1359731          07/20/2005
                      Digital Assistant Cradle
                      for Desktop Telephone

                555   Replaceable Personal        Germany           03252407.6       04/15/2003       1359731          07/20/2005
                      Digital Assistant Cradle
                      for Desktop Telephone

                555   Replaceable Personal        UK                03252407.6       04/15/2003       1359731          07/20/2005
                      Digital Assistant Cradle
                      for Desktop Telephone

                555   Replaceable Personal        US                 10/428608       05/02/2003
                      Digital Assistant Cradle
                      for Desktop Telephone

                562   A Method of Acoustic Echo   Canada               2413217       01/22/2003
                      Cancellation in
                      Full-duplex Hands Free
                      Audio Conferencing with
                      Spatial Directivity

                562   A Method of Acoustic Echo    US                10/306154       11/29/2002       6990193          01/24/2006
                      Cancellation in
                      Full-duplex Hands Free
                      Audio Conferencing with
                      Spatial Directivity

                592   Parallel GSC Structure      Canada               2506439       05/05/2005
                      for Adaptive Beamforming
                      Under Equalization
                      Constraints

                592   Parallel GSC Structure      Europe            05103862.8       05/10/2005   Publication
                      for Adaptive Beamforming                                                     No.1596624
                      Under Equalization
                      Constraints

                592   Parallel GSC Structure      UK                 0410847.8       05/14/2004
                      for Adaptive Beamforming
                      Under Equalization
                      Constraints

                592   Parallel GSC Structure      US                 11/125498       05/10/2005       6999378          02/14/2006
                      for Adaptive Beamforming
                      Under Equalization
                      Constraints

                602   "Navigator"                 Canada                110007       02/04/2005        110007          06/30/2006
                      Computer-Telephony Device

                602   "Navigator"                 Europe             000384961       08/04/2005     000384961          10/04/2005
                      Computer-Telephony Device

                602   "Navigator"                 US                 29/235613       08/03/2005
                      Computer-Telephony Device

              11178   Solid State Trunk           Japan              278524/86         11/20/86
                      Circuit

              11197   Data Storage System         UK                   8614922         06/19/86       2184577            06/19/86

              11197   Data Storage System         US                                                  5034915            07/23/91

              11199   Communications              UK                   8620722         08/27/86       2186762            08/27/86
                      Switching System

             111103   Wireless Telephone          Canada                580344         10/17/88       1261981            09/26/89
                      System

             111103   Wireless Telephone          UK                 8822635.2         09/27/88       2208778            02/04/85
                      System

             111103   Wireless Telephone          US                    404010         09/07/89       5005183            04/02/91
                      System

             111110   Circuit for                 US                    931410         11/14/86       4742540            05/03/88
                      Switching Between
                      Balanced Networks

             111119   Latch Up Recovery           US                    932405         11/20/86       4761702            08/02/88
                      Circuit

             111123   Apparatus and Method        UK                   8728467         12/04/87       2198917            06/12/91
                      for Synchronizing a
                      Communication System

             111125   Digital Signal              Canada                                              1279393            01/22/91
                      Processing System

             111125   Digital Signal              US                    142816         01/11/88       4862452            08/29/89
                      Processing System

             111138   Digital DTMF Tone           Canada                566003         05/05/88       1289281            09/17/91
                      Detector

             111138   Digital DTMF Tone           UK                 8910226.3         05/04/89       2219174            05/04/89
                      Detector

             111138   Digital DTMF Tone           US                    346750         05/03/89       5119322            06/02/92
                      Detector

             111145   Trunk Cord with             Canada                574775         08/15/88       1289280            09/17/91
                      Distributed
                      Signalling Voltages

             111145   Trunk Cord with             UK                 8918022.8         08/07/89       2222056            08/07/89
                      Distributed
                      Signalling Voltages

             111145   Trunk Cord with             US                    388942         08/03/89       4926467            05/15/90
                      Distributed
                      Signalling Voltages

             111146   Apparatus for Testing       Canada                604279         06/28/89       1311570            12/15/92

             111146   Apparatus for Testing       US                    498102         03/23/90       4996702            02/26/91

             111152   Programmable                Canada                608745         08/18/89       1326530            01/25/94
                      Threshold Alert

             111152   Programmable                US                    323374         03/14/89       4964155            10/16/99
                      Threshold Alert

             111153   Group Emergency Call        Canada                583164         11/15/88       1333296            11/29/94
                      System

             111153   Group Emergency Call        UK                 8925199.5         11/08/89       2225194            11/08/89
                      System

             111153   Group Emergency Call        US                    426418         10/26/89       5166972            11/24/92
                      System

             111159   Redundant Clock &           Canada                571908         07/13/88       1302594            06/02/92
                      Frame Pulse
                      Synchronization
                      System

             111171   Digitally                   Canada
                      Controlled
                      Ringer Signal
                      Generator

             111171   Digitally                   US                    894632         06/05/92       5323456            06/21/94
                      Controlled
                      Ringer Signal
                      Generator

             111174   Modular Communication       Canada               2056827         12/02/91       2056827            02/23/99
                      System with Allocatable
                      Bandwidth

             111174   Modular Communication       UK                 9211157.4         05/26/92       2256349            05/26/92
                      System with Allocatable
                      Bandwidth

             111174   Modular Communication       UK                 9507657.6         05/26/92       2286099            05/26/92
                      System with Allocatable
                      Bandwidth

             111174   Modular Communication       UK                   9507658         05/26/92       2286318            05/26/92
                      System with Allocatable
                      Bandwidth

             111174   Modular Communication       US                 07/708769         05/31/91       5164940            11/17/92
                      System with Allocatable
                      Bandwidth

             111176   Compressed Language         Canada               2051135         05/12/86       2051135            09/26/89
                      Dictionary

             111176   Compressed Language         UK                 9207399.8         04/02/92       2259596            04/02/92
                      Dictionary

             111176   Compressed Language         US                    878854         05/05/92       5383121            01/17/95
                      Dictionary

             111177   Host Remote Signalling in   Canada               2052499         09/30/91       2052499            11/29/94
                      Telephone Systems

             111177   Host Remote Signalling in   US                    878526         05/05/92       5249222            09/28/93
                      Telephone Systems

             111179   Programmable Call           Canada              2068154         05/07/92       2068154            01/14/97
                      Progress Tones for a
                      Switching System

             111179   Programmable Call           UK                 9308617.1         04/26/93       2266820
                      Progress Tones for a
                      Switching System

             111179   Programmable Call           US                    050900         04/21/93       5436964            07/25/95
                      Progress Tones for a
                      Switching System

             111182   Digital Class Receiver      Canada               2069142         05/21/92       2069142            04/02/96

             111182   Digital Class Receiver      UK                 9309441.5         05/07/93       2267417            05/07/93

             111182   Digital Class Receiver      US                    922616         07/30/92       5400365            03/21/95

             111183   Cycling Error Count for     US                    460733         06/02/95       5680404            10/21/97
                      Link Maintenance

             111183   Cycling Error Count for     US                    870663         04/17/92
                      Link Maintenance

             190107   Telephone System            US                    158347         02/22/88     4,887,293            12/12/89

             190112   Circuit for Maintaining     US                    420648         10/11/89       5054062            10/01/91
                      Hybrid Cancellation of
                      Signals in a
                      Communication System

             190115   Programmable Subscriber     Canada               1261441         05/12/86       1261441            09/26/89
                      Set

             190115   Programmable Subscriber     US                    903143         09/03/86       4788720            11/29/88
                      Set

             190116   Subscriber Set              US                    928053         11/07/86       4805211            02/14/89
                      Programming Module

             190117   Expansion Subsystem for     Canada               1266717         05/12/86       1266717            03/13/90
                      Use in a Communication
                      System

             190117   Expansion Subsystem for     US                    928056         11/07/86       4736406            04/05/88
                      Use in a

                      Communication
                      System

             190121   Digital key system          UK                 8904889.6         03/03/89       2221596            08/05/92
                      architecture

             190121   Digital key system          US                    386697         07/31/89       5202883            04/13/93
                      architecture

           8879901B   Packet-Based Data           Canada               2065578         04/08/92       2065578            02/23/99
                      Compression Method

           8879902B   Method and Apparatus for    Europe            97650019.9         05/29/97
                      Performing Simultaneous
                      Data Compression and
                      Encryption

             S54      Telephone Handsfree         Canada               2052351         09/27/91       2052351          05/23/2000
                      Algorithm

             S54      Telephone Handsfree         Germany           92920102.8         09/25/92    69223416.0            12/03/97
                      Algorithm

JOINTLY OWNED PATENTS (GRANTED)

                                                                                                                         PATENT
STATUS/OWNER     MITEL #            TITLE                COUNTRY       SERIAL #         DATE FILED      PATENT #       GRANT DATE
------------     -------   -------------------------   ---------   ----------------   --------------   -----------   ------------
Mitel                425   Feature Interaction         Canada               2313497       07/10/2000
Networks                   Resolution Using Policies
Corporation &              event based model and
The University             Fuzzy Logic
of Ottawa

Mitel                436   Security Mechanisms and     Canada               2321407       09/28/2000       2321407     05/17/2005
Networks                   Architecture for
Corporation &              Collaborative Software
The University             System using Tuple Spaces
of Ottawa                  and Blackboard Systems

Mitel                436   Security Mechanisms and     Germany
Networks                   Architecture for
Corporation &              Collaborative Software
The University             System using Tuple Spaces
of Ottawa                  and Blackboard Systems

Mitel                436   Security Mechanisms and     UK                 9923544.2         10/05/99       2355140     09/03/2003
Networks                   Architecture for
Corporation &              Collaborative Software
The University             System using Tuple Spaces
of Ottawa                  and Blackboard Systems

Mitel                436   Security Mechanisms and     US                 09/676838       09/29/2001
Networks                   Architecture for
Corporation &              Collaborative Software
The University             System using Tuple Spaces
of Ottawa                  and Blackboard

                           Systems

Mitel                437   Policy representations      Canada               2319863       09/15/2000       2319863        07/18/2006
Networks                   and mechanisms for the
Corporation &              control of software based
The University             communication and
of Ottawa                  business systems

Mitel                437   Policy representations      Germany
Networks                   and mechanisms for the
Corporation &              control of software based
The University             communication and
of Ottawa                  business systems

Mitel                437   Policy representations      UK                 9922096.4         09/17/99     2,354,350        03/12/2004
Networks                   and mechanisms for the
Corporation &              control of software based
The University             communication and
of Ottawa                  business systems

Mitel                437   Policy representations      US                 09/663026       09/15/2000       6778641        08/17/2004
Networks                   and mechanisms for the
Corporation &              control of software based
The University             communication and
of Ottawa                  business systems

The following Patents are licensed from Zarlink Semiconductor. In the event that Zarlink no longer wishes to retain the rights in these patents, the Corporation has the option to obtain an assignment of the Patents (without cost):

               229B   Agent-Based Web Search      Canada               2265292         03/15/99
                      Engine

               385B   Marker Packet Method        Canada
                      Measuring Audio Signal to
                      Packet Delays

               385B   Marker Packet Method        UK                 9925878.2         11/01/99
                      Measuring Audio Signal to
                      Packet Delays

              S163B   Double-Talk                 Canada               2402511       09/10/2002
                      and Path Change Detection
                      Using A Matrix of
                      Correlation
                      Coefficients

                75B   Basic Rate Interface        Canada               2047641         07/23/91       2047641          01/11/2000

                75B   Basic Rate Interface        Germany            195265866         07/22/92

                75B   Basic Rate Interface        UK                    595911         07/22/92

                75B   Basic Rate Interface        US                    185821         01/21/94       5432791            07/11/95

                76B   Digital Wireless            Canada             2,053,137         10/22/91     2,053,137          08/21/2001
                      Interface

                76B   Digital Wireless            Europe            92921240.5         10/22/91       0607250            12/17/97
                      Interface

                76B   Digital Wireless            US                  08211574         10/01/91       5612990            03/18/97
                      Interface

                88B   Time Slot Assign for NX64   Canada               2109007         10/22/93       2109007            05/04/99
                      Switch System

                88B   Time Slot Assign for NX64   UK                9429923.61         10/17/94       2283639            08/26/98
                      Switch System

                88B   Time Slot Assign for NX64   US                 09/902089       07/10/2001       6775294          08/10/2004
                      Switch System

                88B   Time Slot Assign for NX64   US                    851422         05/05/97       6259703          07/10/2001
                      Switch System

                89B   Integrated Wired and        Canada               2154335         07/20/95
                      Wireless
                      Telecommunications System

                89B   Integrated Wired and        Germany           19526586.6         07/20/95
                      Wireless
                      Telecommunications System

                89B   Integrated Wired and        UK                 9514931.6         07/20/95       2291565            04/08/98
                      Wireless
                      Telecommunications System

                89B   Integrated Wired and        US                 08/625302         04/01/96       5602843            02/11/97
                      Wireless
                      Telecommunications System

                95B   Multiple Access             UK                   9402479         02/09/94      2274961B            11/12/96

                95B   Multiple Access             US                 08/191470       02/04/2000       5544158            08/06/96

                98B   ST Bus DSP Interface        Canada             2080159-0         10/08/92       2080159            09/15/98

                98B   ST Bus DSP Interface        Mexico               9306077         09/30/93        186222            10/01/97

                98B   ST Bus DSP Interface        UK                 9319629.3         09/23/93       2271448            04/13/94

                98B   ST Bus DSP Interface        US                  08065533         05/21/93       5649148            07/15/97

               116B   Digital FSK Receiver        Canada               2116042         02/21/94       2116042            03/23/99
                      Using Double Zero
                      Crossing

               116B   Digital FSK Receiver        Germany           19503576.3         02/03/95      19503576            11/13/97
                      Using Double Zero
                      Crossing

               116B   Digital FSK Receiver        UK                   9502926         02/15/95       2286951            05/15/98
                      Using Double Zero
                      Crossing

               116B   Digital FSK Receiver        US                  08577777         02/21/94     5,661,759            08/26/97
                      Using Double Zero
                      Crossing

               117B   Programmable Digital Call   Canada               2116043         02/21/94       2116043            09/23/97
                      Progress Tone Detector

               117B   Programmable Digital Call   Germany          P19504514.9         02/11/95      19504514            02/27/97
                      Progress Tone Detector

               117B   Programmable Digital Call   UK                 9502893.2         02/15/95       2286746            04/29/98
                      Progress Tone Detector

               117B   Programmable Digital Call   US                    199482         02/22/94       5563942            10/08/96
                      Progress Tone Detector

               131B   Low Frequency               Canada               2123847         05/18/94       2123847            11/11/97
                      Discriminator Circuit

               131B   Low Frequency               Germany          P19508149.8         03/08/95      19508149          06/13/2002
                      Discriminator Circuit

               131B   Low Frequency               UK                 9502920.3         02/15/95       2287594            05/06/98
                      Discriminator Circuit

               131B   Low Frequency               US                   5546025         03/11/94       5546025            08/13/96
                      Discriminator Circuit

               138B   Battery Switch for RAM      UK                  95084067         04/25/95       2288929            12/02/98
                      Backup

               138B   Battery Switch for RAM      US                 08/235257         04/29/94       5532676            07/02/96
                      Backup

               152B   Loop Current Detector       Canada               2146596         04/07/95       2146596            09/21/99

               152B   Loop Current Detector       UK                 9508405.9         04/25/95       2288880            06/24/98

               152B   Loop Current Detector       US                  08225481         04/29/94     5,768,342            06/16/98

               157B   Ring Discriminator          Canada               2164247         12/01/95       2164247            07/06/99

               157B   Ring Discriminator          Germany          P19549112.2         12/29/95

               157B   Ring Discriminator          UK                 9526724.1         12/29/95       2297670            12/09/99

               168B   Reset Circuit with          Canada               2164036         11/29/95       2164036            05/12/98
                      Variable Delay

               168B   Reset Circuit with          Germany        19547116.4-53         12/16/95      19547116            10/22/98
                      Variable Delay

               168B   Reset Circuit with          UK                 9526714.2         12/29/95       2297444            12/29/95
                      Variable Delay

               168B   Reset Circuit with          US                  08366671         12/29/94       5543741            08/01/96
                      Variable Delay

               177B   Creating Multi-Port RAM     Canada               2199571         03/10/97       2199571          08/08/2000
                      with TDM

               177B   Creating Multi-Port RAM     UK                   9703849         02/25/97       2311153          11/22/2000
                      with TDM

               177B   Creating Multi-Port RAM     US                  08613519         03/11/96       5822776            10/23/98
                      with TDM

               184B   Standby High Voltage        Canada               2180316         07/02/96       2180316          01/11/2000
                      Analog Line Feed

               184B   Standby High Voltage        US                  08675111         07/02/96       5889858            03/30/99
                      Analog Line Feed

               188B   Mechanism For Sharing of    Canada               2313614       07/05/2000       2313614          07/05/2003
                      Guaranteed Resources

               188B   Mechanism For Sharing of    UK                 9916208.3         07/09/99     2,353,915          12/12/2001
                      Guaranteed Resources

               188B   Mechanism For Sharing of    US                 09/611054       07/06/2000
                      Guaranteed Resources

               220B   Digital Phase Reversal      Canada               2161042         10/20/95       2161042          08/28/2001
                      Detector

               220B   Digital Phase Reversal      Europe            96933290.7         10/16/96      0856 212          09/27/2000
                      Detector

               220B   Digital Phase Reversal      France            96933290.7         10/16/96      0856 212          09/27/2000
                      Detector

               220B   Digital Phase Reversal      Germany           96933290.7         10/16/96    69610505.5          09/27/2000
                      Detector

               220B   Digital Phase Reversal      Japan
                      Detector

               220B   Digital Phase Reversal      UK                96933290.7         10/16/96       0856212          09/27/0200
                      Detector

               220B   Digital Phase Reversal      US                09/051,355         06/25/98       6259750          07/10/2001
                      Detector

               231B   Intelligent Message         Canada               2181199         07/15/96       2181199          08/21/2001
                      Leaving

               231B   Intelligent Message         UK                 9714811.8         05/15/97       2315385          08/09/2000
                      Leaving

               231B   Intelligent Message         US                 08/893277         07/15/97       6167127          12/26/2000
                      Leaving

               237B   Multiplexing TAPI Calls     UK                 9805321.8         03/12/98       2323251            04/21/99
                      into one Virtual TAPI
                      Call

               237B   Multiplexing TAPI Calls     US                  08815596         03/12/97       5949765            09/07/99
                      into one Virtual TAPI
                      Call

               263B   Internet Telephony          Canada               2180685         07/08/96       2180685          09/09/2003
                      Gateway

               263B   Internet Telephony          France               9708918         07/08/97
                      Gateway

               263B   Internet Telephony          Germany           19728878.2         07/07/97
                      Gateway

               263B   Internet Telephony          UK                 9714058.6         07/04/97
                      Gateway

               263B   Internet Telephony          US                08/885,538         06/30/97
                      Gateway

               285B   Synchronization of          Canada             2,199,647         03/11/97     2,199,647          01/27/2004
                      Communication Devices
                      Connected Over an
                      Asynchronous Link

               300B   Circuit to Improve          UK                 9803352.5         02/17/97       2322257            04/28/99
                      Transducer Separation in
                      Handsfree Telephone

               300B   Circuit to Improve          US                 08/802001         02/01/97       6438240          08/20/2002
                      Transducer Separation in
                      Handsfree Telephone

               318B   Method of Selecting         Canada               2254310         11/16/98       2254310          06/05/2001
                      Between Multiple Clock
                      Drive Sources for a
                      Backplane Clock Signal

               318B   Method of Selecting         UK                 9724256.4         11/17/97       2331417          06/27/2001
                      Between Multiple Clock
                      Drive Sources for a
                      Backplane Clock Signal

               318B   Method of Selecting         US                 09/193745         11/17/98       6163850          12/19/2000
                      Between Multiple Clock
                      Drive Sources for a
                      Backplane Clock Signal

               320B   PASIC Digital Switching     Canada               2275063         06/17/99       2275063          08/02/2005
                      System

               320B   PASIC Digital Switching     US                 09/344064         06/25/99
                      System

               328B   DNIC Peripheral Extender    Canada               2308012       05/11/2000       2308012          08/10/2004

               328B   DNIC Peripheral Extender    UK                 9917644.8         05/13/99      2350010A          06/20/2001

               328B   DNIC Peripheral Extender    US                 09/570116       05/12/2000     6,628,776          09/30/2003

               332B   Event Detector for OTP      Canada               2275116         06/18/99       2275116          10/28/2003

               332B   Event Detector for OTP      UK                 9813971.0         06/30/98       2339119          05/21/2003

               332B   Event Detector for OTP      US                 09/343227         06/30/99       6741558          05/25/2004

               334B   Call Processing with        Canada               2316549       08/15/2000
                      Synchronized Tuple Spaces

               334B   Call Processing with        UK                 9920051.1         08/24/99       2353612          11/12/2003
                      Synchronized Tuple

                      Spaces

               334B   Call Processing with        US                09/642,340       08/21/2000
                      Synchronized Tuple Spaces

               352B   Mechanism for               Canada               2288459         11/08/99       2288459          12/31/2002
                      discounting in a bidding
                      process based on quality
                      of Service

               352B   Mechanism for               UK                 9824567.3         11/09/98       2343583          05/05/2004
                      discounting in a bidding
                      process based on quality
                      of Service

               352B   Mechanism for               US                 09/435857         11/08/99       6687682          02/03/2004
                      discounting in a bidding
                      process based on quality
                      of Service

               364B   Echo                        Canada               2293911         12/29/99       2293911          06/01/2004
                      cancelling/suppression
                      for handsets

               364B   Echo                        UK                 9907102.9         03/26/99       2348350          02/18/2004
                      cancelling/suppression
                      for handsets

               364B   Echo                        US                 09/488141         12/29/99       6999582          02/14/2006
                      cancelling/suppression
                      for handsets

               365B   Locating Network Echos      Canada               2319639       09/14/2000       2319639          03/16/2004

               365B   Locating Network Echos      UK                 9921555.0         09/14/99       2354414          12/22/2004

               365B   Locating Network Echos      US                 09/662259       09/14/2000       6947395          09/20/2005

               379B   Adaptive Buffer             Canada
                      Management for Voice
                      Over Packet Based
                      Networks

               379B   Adaptive Buffer             US                   2288365         11/02/99       2288365          08/10/2004
                      Management for Voice
                      Over Packet Based
                      Networks

               388B   A Method for Noise          Canada               2293522         12/29/99       2293522          06/10/2003
                      Dosimeter in Appliances
                      Employing Earphones or
                      Handsets

               388B   A Method for Noise          UK                 9909708.1         04/27/99       2349466          10/15/2003
                      Dosimeter in Appliances
                      Employing Earphones or
                      Handsets

               388B   A Method for Noise          US                 09/488151       01/20/2000     6,507,650          01/14/2003
                      Dosimeter in Appliances
                      Employing Earphones or
                      Handsets

               389B   Telephone Headset           Canada               2286371         10/14/99       2286371          07/30/2002
                      Click-Free Muting Circuit

               389B   Telephone Headset           UK                 9822695.4         10/16/98       2342798          04/16/2003
                      Click-Free Muting Circuit

               389B   Telephone Headset           US                 09/418704         10/15/99     6,292,560          09/18/2001
                      Click-Free Muting
                      Circuit

               390B   A Technique for             Canada               2308544       05/15/2000       2308544          12/28/2004
                      Eliminating the 'Click'
                      Noise Associated with
                      the Activation of a
                      Microphone Mute Switch

               390B   A Technique for             UK                 9911433.2         05/17/99       2350256          05/30/2001
                      Eliminating the 'Click'
                      Noise Associated with
                      the Activation of a
                      Microphone Mute Switch

               390B   A Technique for             US                 09/571808       05/16/2000       6690793          02/10/2004
                      Eliminating the 'Click'
                      Noise Associated with
                      the Activation of a
                      Microphone Mute Switch

               393B   Improvement of the          Canada               2291428         12/01/99       2291428          05/20/2003
                      Full Duplex
                      Speakerphone Startup
                      Sequence using Default
                      LEC Coefficients

               393B   Improvement of the          UK                 9826501.0         12/02/98
                      Full Duplex
                      Speakerphone Startup
                      Sequence using Default
                      LEC Coefficients

               393B   Improvement of the          US                 09/453147         12/02/99       6768723          07/27/2004
                      Full Duplex
                      Speakerphone Startup
                      Sequence using Default
                      LEC Coefficients

               396B   Click Free Muting           Canada               2291884         12/09/99       2291884          01/31/2006
                      Circuit for Headset

               396B   Click Free Muting           UK                 9827184.4         12/11/98       2344711          02/25/2004
                      Circuit for Headset

               396B   Click Free Muting           US                 09/459321         12/10/99       6751316          06/15/2004
                      Circuit for Headset

               397B   Hardware                    Germany           19961552.7         12/20/99
                      Implementation of the
                      Real Time Protocol
                      Packet Jitter
                      Calculation as Given
                      in RFC 1889.

               397B   Hardware                    UK                 9828038.1         12/18/98       2347596
                      Implementation of the
                      Real Time Protocol
                      Packet Jitter
                      Calculation as Given
                      in RFC 1889.

               397B   Hardware                    US                 09/466098         12/17/99       6600759
                      Implementation of the
                      Real Time Protocol
                      Packet Jitter
                      Calculation as Given
                      in RFC 1889.

               398B   A Hardware Mechanism to     Canada               2308648       05/17/2000       2308648          02/15/2005
                      Control the Data
                      Reception Buffers for
                      Packetized Voice
                      Channels

               398B   A Hardware Mechanism        UK                 9912575.9         05/28/99     2,350,533          07/04/2001
                      to Control the Data
                      Reception Buffers for
                      Packetized
                      Voice Channels........

               398B   A Hardware Mechanism to     US                 09/577397       05/22/2000       6721825
                      Control the Data
                      Reception Buffers for
                      Packetized
                      Voice Channels........

               420B   Synchronization method      Canada               2309014       05/23/2000       2309014          11/02/2004
                      and system for keeping
                      track of encoding
                      history to maintain
                      digital system
                      syncrhonization during
                      communication over lossy
                      transmission
                      media

               420B   Synchronization method      UK                 9913656.6         06/11/99       2350984          10/15/2003
                      and system for keeping
                      track of encoding
                      history to maintain
                      digital system
                      syncrhonization during
                      communication over lossy
                      transmission
                      media

               420B   Synchronization method      US                09/587,721       06/05/2000
                      and system for keeping
                      track of encoding history
                      to maintain digital
                      system syncrhonization
                      during communication over
                      lossy transmission
                      media

               431B   Comfort Noise               Canada               2308647       05/17/2000       2308647          01/04/2005
                      Generation

               431B   Comfort Noise               UK                 9912574.2         05/28/99       2350532          08/08/2001
                      Generation

               431B   Comfort Noise               US                 09/577420       05/22/2000
                      Generation

               435B   A hardware mechanism        Canada               2309525       05/26/2000       2309525          11/09/2004
                      to detect silence on a
                      packetized voice
                      stream

               435B   A hardware mechanism        UK                 0012884.3       05/30/2000       2352378          01/14/2004
                      to detect silence on a
                      packetized voice
                      stream

               435B   A hardware mechanism        US                 09/580788       05/30/2000       7055170          05/30/2006
                      to detect silence on a
                      packetized voice
                      stream

               438B   Packet loss                 Canada               2331228       01/17/2001       2331228          04/06/2004
                      compensation by
                      injecting spectrally
                      shaped noise

               438B   Packet loss                 UK                 0001157.7       01/18/2000       2358558          10/15/2003
                      compensation by
                      injecting spectrally
                      shaped noise

               438B   Packet loss                 US                                                  7002913          02/21/2006
                      compensation by
                      injecting spectrally
                      shaped noise

               445B   An efficient hardware       Canada               2320713       09/26/2000       2320713          06/28/2005
                      mechanism to calculate
                      the energy of a U-law or
                      A-law encoded digitized
                      speach sample

               445B   An efficient hardware       UK                 9923940.2         10/08/99       2355087          12/17/2004
                      mechanism to calculate
                      the energy of a U-law or
                      A-law encoded digitized
                      speach sample

               445B   An efficient hardware       US                 09/675577       09/22/2000       6775685          08/10/2004
                      mechanism to calculate
                      the energy of a U-law or
                      A-law encoded digitized
                      speach sample

               447B   Comfort noise               Canada               2326275       11/20/2000       2326275          03/23/2004
                      generation scheme for
                      open discontinuous
                      transmission systems

               447B   Comfort noise               US                 09/717421       11/21/2000       6711537          03/23/2004
                      generation scheme for
                      open discontinuous
                      transmission systems

               457B   Telephone loudspeaker       Canada               2391262       06/25/2002       2391262          05/03/2005
                      equalization using a
                      remote microphone

               457B   Telephone loudspeaker       UK                 0116215.5       07/03/2001       2377353          06/29/2005
                      equalization using a
                      remote microphone

               457B   Telephone loudspeaker       US                 10/186305       06/26/2002
                      equalization using a
                      remote microphone

               459B   Transport Protocols         Canada               2369383
                      for Application
                      Platforms Over
                      Network Portals

               459B   Transport Protocols         France               0200942       01/25/2002      02 00942          03/10/2006
                      for Application
                      Platforms Over
                      Network Portals

               459B   Transport Protocols         Germany           10203764.7       01/25/2002     Published          08/01/2002
                      for Application                                                                      as
                      Platforms Over                                                               DE10203764
                      Network Portals

               459B   Transport Protocols         UK                 0102138.5       01/27/2001       2371726          08/17/2005
                      for Application
                      Platforms Over
                      Network Portals

               459B   Transport Protocols         US                 10/056404       01/25/2002       7068670          06/27/2006
                      for Application
                      Platforms Over

                      Network Portals

               465B   Integrated Data Clock       Canada               2338320       02/26/2001       2338320          05/11/2004
                      Extractor

               465B   Integrated Data Clock       UK                 0004672.2       02/28/2000       2359706          03/10/2004
                      Extractor

               465B   Integrated Data Clock       US                09/794,644       02/27/2001       6795514          09/21/2004
                      Extractor

               468B   Multi-Frequency (MF)        Canada               2342467       03/13/2001       2342467          05/25/2004
                      Tone Detection Spectral
                      Nulls

               468B   Multi-Frequency (MF)        China             01109183.5       03/19/2001            ZL          01/19/2005
                      Tone Detection Spectral                                                      01109183.5
                      Nulls

               468B   Multi-Frequency (MF)        France               0103595       03/16/2001       0103595          07/09/2004
                      Tone Detection Spectral
                      Nulls

               468B   Multi-Frequency (MF)        Germany                                            10112974          10/20/2005
                      Tone Detection Spectral
                      Nulls

               468B   Multi-Frequency (MF)        UK                 0006576.3       03/17/2000       2360420          02/18/2004
                      Tone Detection Spectral
                      Nulls

               468B   Multi-Frequency (MF)        US                 11/318775       12/27/2005       7010117          03/07/2006
                      Tone Detection Spectral
                      Nulls

               470B   A Method for line           Canada               2342557       03/29/2001       2342557          06/08/2004
                      circuits to provide
                      constant current and
                      voltage feed
                      capabilities

               470B   A Method for line           UK                 0007841.0       03/31/2000       2360906          10/15/2003
                      circuits to provide
                      constant current and
                      voltage feed
                      capabilities

               470B   A Method for line           US                 09/822943       03/30/2001       6865271          03/08/2005
                      circuits to provide
                      constant current and
                      voltage feed
                      capabilities

               470B   A Method for line           US                 11/354336       02/14/2006
                      circuits to provide
                      constant current and
                      voltage feed
                      capabilities

               471B   Utilizing sub packets       Canada               2372209       03/06/2001       2372209          05/30/2006
                      for packet loss
                      compensation in voice
                      over IP networks

               471B   Utilizing sub packets       China             01800431.8       03/06/2001        159250          06/15/2004
                      for packet loss
                      compensation in voice
                      over IP networks

               471B   Utilizing sub packets       Europe            01914855.0       06/06/2001
                      for packet loss
                      compensation in voice
                      over IP networks

               471B   Utilizing sub packets       France            01914855.0       03/06/2001       1183681          08/02/2006
                      for packet loss
                      compensation in voice
                      over IP networks

               471B   Utilizing sub packets       Germany           10190890.3       03/06/2001      10190890          10/13/2005
                      for packet loss
                      compensation in voice
                      over IP networks

               471B   Utilizing sub packets       UK                 0005376.9       03/06/2000       2360178          04/14/2004
                      for packet loss
                      compensation in voice
                      over IP networks

               471B   Utilizing sub               US                 09/800194       03/06/2001       6901069          05/31/2005
                      packets for packet
                      loss compensation in
                      voice over IP
                      networks

               471B   Utilizing sub               US                 11/110245       04/20/2005
                      packets for packet
                      loss compensation in
                      voice over IP
                      networks

               482B   Method to register          Canada               2341111       03/16/2001
                      IP phones

               482B   Method to register          US                 09/810520       03/16/2001       6958992          10/25/2005
                      IP phones

               482B   Method to register          US                 11/110069       04/20/2005
                      IP phones

               497B   Packet buffer               Canada               2425278       04/14/2003       2425278          01/24/2006
                      memory with
                      integrated
                      allocation/deallocation
                      circuit

               497B   Packet buffer               France               0304780       04/16/2003
                      memory with
                      integrated
                      allocation/deallocation
                      circuit

               497B   Packet buffer               Germany           10318300.0       04/15/2003
                      memory with
                      integrated
                      allocation/deallocation
                      circuit

               497B   Packet buffer               UK                 2387677 A       10/22/2003       2387677          06/22/2005
                      memory with
                      integrated
                      allocation/deallocation
                      circuit

               501B   Noise Level                 Canada             2,357,959       09/27/2001       2357959          02/28/2006
                      Calculator for Echo
                      Canceller

               501B   Noise Level                 UK                   23975.6       09/30/2000
                      Calculator for Echo
                      Canceller

               501B   Noise Level                 US                 09/965881       09/28/2001
                      Calculator for Echo
                      Canceller

           111163B    Data Transfer               Canada               2019002         06/14/90       2019002            04/19/94

           111163B    Data Transfer               Canada               2108836         06/14/90       2108836            08/19/97

           111163B    Data Transfer               US                 08/025838         03/03/93       5341370            08/23/94

           111130B    Compensation                Canada                531660         03/10/87       1257027            07/04/89
                      Circuit for Use With
                      an Integrating
                      Amplifer

           111130B    Compensation                Germany            3806346.8         02/27/88       3806346            02/06/92
                      Circuit for Use
                      With an Integrating
                      Amplifer

           111130B    Compensation                Japan              057315/88         03/08/88       2109460            11/21/96
                      Circuit for Use
                      With an Integrating
                      Amplifer

           111130B    Compensation                UK                   8805580         03/09/88       2202413            10/23/91
                      Circuit for Use
                      With an Integrating
                      Amplifer

           111130B    Compensation                US                    157862         01/24/91       4800586            01/24/89
                      Circuit for Use
                      With an Integrating
                      Amplifer

           111178B    Data Transport              Canada               2058654         12/31/91       2058654            12/29/98
                      for Internal
                      Messaging

           111178B    Data Transport              Germany           P4243266.9         12/31/91    P4243266.9          01/17/2002
                      for Internal
                      Messaging

           111178B    Data Transport              UK                 9227133.7         12/31/92       2263043            12/31/92
                      for Internal
                      Messaging

           111178B    Data Transport              US                 07/996662         12/24/92       5638366            06/10/97
                      for Internal
                      Messaging

           8879902B   Method and Apparatus        US                 08/865766         05/30/97     6,122,379          09/09/2000
                      for Performing
                      Simultaneous Data
                      Compression and
                      Encryption

           8879903B   Method and Apparatus        Canada               2191403         11/27/96
                      for Performing Data

                      Compression

           8879903B   Method and Apparatus        Europe            97650007.4         02/28/97
                      for Performing Data
                      Compression

           8879903B   Method and Apparatus        US                    609129         02/29/96       5867114            02/02/99
                      for Performing Data
                      Compression

Licensed IP

"R/3 SOFTWARE END USER VALUE LICENSE AGREEMENT WITH SAP CANADA INC.", effective February 16th, 2001 and entered into between Mitel Networks Corporation and SAP Canada, Inc.

                                  SECTION 3.26

                          INTELLECTUAL PROPERTY RIGHTS

SECTION 3.26(A): OWNED IP

Exclusive Rights:

Pursuant to the TPC Agreement, upon the occurrence of certain events of default, TPC may direct the Corporation to transfer and deliver to TPC title to, and possession of, and all rights of the Corporation in the Intellectual Property (as defined in the TPC Agreement) developed in carrying out the Project (as defined in the TPC Agreement). A uncured default under the TPC Agreement will result in a cross-default under the Notes.

Please see the disclosure set forth in Section 3.5 "Convertible Notes" of this Disclosure Schedule.

Joint Ownership:

The Corporation is a party to a Joint Development and Distribution Agreement with VCON Ltd., effective February 8th, 2000, pursuant to which VCON developed certain customizations to the Corporation's products and the parties contributed certain intellectual property, in the case of the Corporation the MiTAI and MiNET protocols, to ensure the interoperability of the Corporation's ICP and IP phones with VCON's conferencing endpoints.

Also see Section 3.25 "Jointly Owned IP - Patents (Granted)" to this Disclosure Schedule.

SECTION 3.26(D): CONTRACTS IMPAIRING RIGHT TO EXPLOIT OWNED IP

As disclosed in Section 3.26(a) of this Disclosure Schedule, upon the occurrence of certain events of default under the TPC Agreement, TPC may direct the Corporation to transfer and deliver to TPC title to, and possession of, and all rights of the Corporation in the Intellectual Property (as defined in the TPC Agreement) developed in carrying out the Project (as defined in the TPC Agreement). The TPC Agreement further limits the Corporation's ability to use, sell, transfer, assign, commercially exploit or convey the Owned IP.

Please see the disclosure set forth in Section 3.5 "Convertible Notes" of this Disclosure Schedule.

SECTION 3.26(F): COVENANTS NOT TO SUE

None

SECTION 3.26(G) CONTRACTS GRANTING RIGHTS TO USE OWNED IP

As disclosed in Sections 3.26(a) and 3.26(d) of this Disclosure Schedule, pursuant to the TPC Agreement, upon the occurrence of certain events of default, TPC may direct the Corporation to transfer and deliver to TPC title to, and possession of, and all rights of the Corporation in the Intellectual Property (as defined in the TPC Agreement) developed in carrying out the Project (as defined in the TPC Agreement). Please see the disclosure set forth in Section
3.5 "Convertible Notes" of this Disclosure Schedule.

SECTION 3.26(H): VALIDITY OR ENFORCEABILITY OF OWNED IP

None.

SECTION 3.26(J): DEVELOPMENT OF OWNED IP/WAIVER OF MORAL RIGHTS/IP OF THIRD PARTIES

Contractors engaged through the Corporation's subsidiary, Mitel Networks Limited, have not been required to irrevocably or unconditionally waive their moral rights and other non-assignable rights.

SECTION 3.26(L): GOVERNMENT FUNDING

As set out in Section 3.26(a) of this Disclosure Schedule, pursuant to the TPC Agreement, upon the occurrence of certain events of default, TPC may direct the Corporation to transfer and deliver to TPC title to, and possession of, and all rights of the Corporation in the Intellectual Property (as defined in the TPC Agreement) developed in carrying out the Project (as defined in the TPC Agreement). The TPC Agreement further limits the Corporation's ability to use, sell, transfer, assign, commercially exploit or convey the Owned IP.

SECTION 3.26(N): PUBLICLY AVAILABLE SOFTWARE

None.

SECTION 3.26(N): DISCLOSURE OF SOURCE CODE

As described in Section 3.23(iii)(h) of this Disclosure Schedule, Mitel Networks Limited is a party to an escrow agreement with Marks & Spencer in the U.K., and NCC Escrow International Ltd., in favour of Marks & Spencer for the escrow of certain of the Corporation's product source code.

                                  SECTION 3.28

                                   INSURANCE

See Summary of Insurance 2005-2006 attached to this Section 3.28 as Appendix
"A".

                                     * * *

                                   SCHEDULE D

                              FINANCIAL STATEMENTS


Filed on July 5, 2006 as an exhibit to the Amendment No. 1 to Form F-1 of the Registrant, dated July 5, 2006, and incorporated herein by reference.

                                   SCHEDULE E

              COUNTERPART SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

The undersigned hereby acknowledges receipt of a copy of the subscription agreement dated as of September 21, 2006 (the "Agreement") between Mitel Networks Corporation and Wesley Clover Corporation and, by executing this Counterpart Signature Page, the undersigned agrees to become a party to the Subscription Agreement, thereby having all of the rights and benefits, and being subject to all of the obligations, of an Investor (as such term is defined in the Agreement) contained in the Agreement as if the undersigned were an original signatory.

The undersigned hereby represents and warrants to the Corporation as of the Closing Date that each of the representations and warranties set out in Section 4 of the Agreement is true and correct with respect to the undersigned as of the date of this counterpart signature page (provided that such representations and warranties do not lessen or obviate the representations and warranties of the Corporation set forth in this Agreement), and further acknowledges that the representations and warranties contained in the Agreement are made by it with the intent that they may be relied upon by the Corporation in determining the undersigned's eligibility to purchase the Warrants.

DATED this__________ day of _________ 2006.

                                        By: ____________________________________
                                              Name:
                                              Title:

Accepted as of __________, 2006

                                        MITEL NETWORKS CORPORATION

                                        By: ____________________________________
                                              Name:
                                              Title: